As filed with the Securities and Exchange Commission on April 29, 1997

                                                       REGISTRATION NO. 33-23251
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                        POST-EFFECTIVE AMENDMENT NO. 14

                                       TO
                                    FORM S-6
                                ---------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS

                           REGISTERED ON FORM N-8B-2


                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                              (EXACT NAME OF TRUST)
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                ---------------

                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)
                                ---------------

                                   COPIES TO:
      MICHAEL BERENSON, ESQ.                    RICHARD J. WIRTH, ESQ.
JORDEN BURT BERENSON & JOHNSON LLP                      COUNSEL
  1025 THOMAS JEFFERSON ST. N.W.      PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
          SUITE 400 EAST                           ONE AMERICAN ROW
    WASHINGTON, D.C. 20007-0805               HARTFORD, CONNECTICUT 06115


          It is proposed that this filing will become effective:
          [ ] immediately upon filing pursuant to paragraph (b);
          [X] on May 1, 1997 pursuant to paragraph (b);
          [ ] 60 days after filing pursuant to paragraph (a)(1); or
          [ ] on pursuant to paragraph (a)(1) of Rule 485.

          [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has chosen to register an indefinite amount of securities being offered. On February 21, 1997, the Registrant filed its Rule 24f-2 Notice for the Registrant's 1995 fiscal year.

================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                   CAPTION IN PROSPECTUS
-----------                   ---------------------

     1             The VUL Account
     2             Phoenix Home Life Mutual Insurance Company
     3             Not Applicable
     4             Sales of Policies
     5             The VUL Account
     6             The VUL Account
     7             Not Applicable
     8             Not Applicable
     9             Legal Proceedings
    10             The Policy
    11             Investments of the VUL Account
    12             Investments of the VUL Account
    13             Charges and Deductions; Investments of the VUL Account
    14             Premium Payment; Allocation of Issue Premium; Right to
                   Cancel Period
    15             Allocation of Issue Premium; Transfer of Policy Value
    16             Investments of the VUL Account
    17             Surrenders
    18             Allocation of Issue Premium; Transfer of Policy Value;
                   Reinvestment and Redemption
    19             Voting Rights; Reports
    20             Not Applicable
    21             Policy Loans
    22             Not Applicable
    23             Safekeeping of the VUL Account's Assets
    24             Not Applicable
    25             Phoenix Home Life Mutual Insurance Company
    26             Charges and Other Deductions; Investments of the VUL Account
    27             Phoenix Home Life Mutual Insurance Company
    28             Phoenix Home Life Mutual Insurance Company; The Directors
                     and Executive Officers of Phoenix Home Life
    29             Not Applicable
    30             Not Applicable
    31             Not Applicable
    32             Not Applicable
    33             Not Applicable
    34             Not Applicable

    35             Phoenix Home Life Mutual Insurance Company
    36             Not Applicable
    37             Not Applicable
    38             Sales of Policies
    39             Sales of Policies
    40             Not Applicable
    41             Sales of Policies
    42             Not Applicable
    43             Not Applicable
    44             Determination of Subaccount Values
    45             Not Applicable
    46             Determination of Subaccount Values
    47             Allocation of Issue Premium; Determination of Subaccount
                     Values
    48             Not Applicable
    49             Not Applicable
    50             Not Applicable

N-8B-2 ITEM                   CAPTION IN PROSPECTUS
-----------                   ---------------------

    51             Phoenix Home Life Mutual Insurance Company; The Policy;
                     Charges and Deductions
    52             Investments of the VUL Account
    53             Federal Tax Considerations
    54             Not Applicable
    55             Not Applicable
    56             Not Applicable
    57             Not Applicable
    58             Not Applicable
    59             Not Applicable

                                                                       VERSION A
                                                                       ---------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, CT 06115                                                   PO Box 8027
                                                           Boston, MA 02266-8027

                         VARIABLE LIFE INSURANCE POLICY


                                   PROSPECTUS

                                  May 1, 1997


    This prospectus describes Flexible Premium Variable Life Insurance Policies (the "Policies"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"). An applicant chooses the amount of Issue Premium desired and it is then shown in the Policy. Generally, the minimum Issue Premium Phoenix will accept is 1/6 of the Planned Annual Premium. Phoenix may, in some cases, accept less than that amount. The amount and payment frequency of planned premiums are as shown in the Policy. If too much is paid in premium in the early Policy Years, the Policy could become a "modified endowment contract." This would cause loans and other amounts received under the Policy to be subject to tax and/or penalties. Currently, Phoenix notifies a Policyowner when a Policy becomes a modified endowment contract.

    Premium payments are allocated to one or more of the Sub-accounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. The VUL Account is divided into Subaccounts, each of which invests in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisors Trust (each the "Fund" or collectively, the "Funds"). For certain Policyowners, the Issue Premium is first allocated to the Money Market Subaccount before being allocated according to the instructions in the application.

    There is no guaranteed minimum Policy Value except for that portion of Policy Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Policy Value not invested in the GIA will vary to reflect the investment experience of the Subaccounts of the VUL Account to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

    The death benefit under the Policy equals the Policy's face amount on the date of the Insured's death or, if greater, the Policy Value on the date of death increased by the applicable percentage set forth in the Policy. Other death benefit options also are available.

    A Policyowner may cancel the Policy within 10 days (or longer in some states), after the Policyowner receives it or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


    It may not be advantageous to purchase a Policy as a replacement for your current life insurance or to supplement an existing life insurance policy.

    This prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This prospectus and the prospectuses for the Funds should be read and retained for future reference.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Heading                                                    Page


VARIABLE LIFE INSURANCE POLICY ...........................    1
TABLE OF CONTENTS ........................................    2
SPECIAL TERMS ............................................    3
SUMMARY ..................................................    4
PERFORMANCE HISTORY.......................................    5
PHOENIX AND THE VUL ACCOUNT ..............................    7
   Phoenix ...............................................    7
   The VUL Account .......................................    7
   The GIA................................................    7
THE POLICY ...............................................    7
   Introduction ..........................................    7
   Eligible Purchasers ...................................    7
   Premium Payment .......................................    7
   Allocation of Issue Premium ...........................    8
   Right to Cancel Period ................................    8
   Temporary Insurance Coverage ..........................    8
   Transfer of Policy Value ..............................    9
   Determination of Subaccount Values ....................    9
   Death Benefit .........................................   10
   Surrenders ............................................   10
   Policy Loans ..........................................   11
   Lapse .................................................   12
   Payment of Premiums During Period of Disability .......   12
   Additional Insurance Options ..........................   12
   Additional Rider Benefits .............................   12
INVESTMENTS OF THE VUL ACCOUNT ...........................   13
   Participating Mutual Funds ............................   13
   Investment Advisers to The Phoenix Edge Series Fund....   14
   Investment Adviser to the Wanger Advisors Trust........   15
   Reinvestment and Redemption ...........................   15
   Substitution of Investments ...........................   15
CHARGES AND DEDUCTIONS ...................................   15
   Monthly Deduction .....................................   15
   Premium Taxes .........................................   16
   Federal Tax Charge.....................................   16
   Mortality and Expense Risk Charge .....................   16
   Investment Management Charge ..........................   16
   Other Charges .........................................   16
GENERAL PROVISIONS .......................................   18
   Postponement of Payments ..............................   18
   Payment by Check ......................................   18
   The Contract ..........................................   18
   Suicide ...............................................   18
   Incontestability ......................................   18
   Change of Owner or Beneficiary ........................   18
   Assignment ............................................   18
   Misstatement of Age or Sex ............................   18
   Surplus ...............................................   18
PAYMENT OF PROCEEDS ......................................   18
   Surrender and Death Benefit Proceeds ..................   18
   Payment Options .......................................   19
FEDERAL TAX CONSIDERATIONS ...............................   19
   Introduction ..........................................   19
   Phoenix's Tax Status ..................................   19
   Policy Benefits .......................................   19
   Business-Owned Policies................................   20
   Modified Endowment Contracts ..........................   20
   Limitations on Unreasonable Mortality
      and Expense Charges ................................   21
   Qualified Plans .......................................   21
   Diversification Standards .............................   21
   Change of Ownership or Insured or Assignment ..........   21
   Other Taxes ...........................................   21
VOTING RIGHTS ............................................   21
   The Funds .............................................   21
   Phoenix ...............................................   22
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX...........   22
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ..................   23
SALES OF POLICIES ........................................   23
STATE REGULATION .........................................   23
REPORTS ..................................................   23
LEGAL PROCEEDINGS ........................................   24
LEGAL MATTERS ............................................   24
REGISTRATION STATEMENT ...................................   24
FINANCIAL STATEMENTS .....................................   24
APPENDIX A ...............................................   70
APPENDIX B ...............................................   71


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------


    As used in this Prospectus, the following terms have the indicated meanings:


ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.

FUND(S): The Phoenix Edge Series Fund and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

GUARANTEED INTEREST ACCOUNT (GIA): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with the issue of the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

MULTIPLE LIFE POLICY: A Policy under which the number of Insureds is greater than one (1) but no more than five (5), and under which the death benefit is paid upon the death of the first insured to die.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received at Phoenix, unless it is received after the close of the New York Stock Exchange, in which case it will be the next Valuation Date. PHOENIX: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum required premium for the face amount of insurance selected and must be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which Policy Years and Policy Anniversaries are measured.

POLICY MONTH: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

POLICYOWNER (OWNER): The owner of a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Sub-account of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to but not including the next Policy Anniversary.

PROPORTIONATE: Amounts allocated to Sub-accounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Sub-accounts so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: An investment portfolio that is part of the Fund.

SINGLE LIFE POLICY: A Policy that covers the life of one (1) Insured.

SUB-ACCOUNTS: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.

UNIT: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Sub-account will reflect the investment performance of that Sub-account and will vary in dollar amount.

VALUATION DATE: For any Sub-account, each date on which the net asset value of the Fund is determined.

VALUATION PERIOD: For any Sub-account, the period in days from the end of one Valuation Date through the next.

VPMO: The Phoenix Variable Products Mail Operation division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VUL ACCOUNT: Phoenix Home Life Variable Universal Life Account.

VULA: Variable and Universal Life Administration Division of Phoenix.

SUMMARY
--------------------------------------------------------------------------------


1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED BENEFIT LIFE INSURANCE POLICY?
    Like conventional fixed benefit life insurance, so long as the Policy remains In Force, the Policy will provide for: (1) the payment of a death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of cash value; and (3) surrender rights and Policy loan privileges.

    The Policy differs from conventional fixed benefit life insurance by allowing Policyowners to allocate premiums to one or more Sub-accounts of the VUL Account or to the GIA. Each Sub-account invests exclusively in a designated portfolio of the Funds. Also, under the Policy, the Policy Value invested in the VUL Account is not guaranteed and may increase or decrease depending upon the investment experience of the Sub-accounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

    In addition, unlike conventional fixed benefit life insurance, a Policyowner also has the flexibility to make additional premium payments and to thereby adjust the Policy Value. However, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain In Force. Generally, lapse will occur when the Cash Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."

    If a Whole Life Exchange Option Rider is attached to the Policy, the Policy may be exchanged for a fixed benefit whole life policy. (See "Additional Rider Benefits.")


2.  IS THERE A GUARANTEED ACCOUNT OPTION?
    Yes. A Policyowner may elect to have premium payments allocated to the GIA. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix also may, in its sole discretion, credit excess interest. (See Appendix A.)

3.  WHAT IS THE DEATH BENEFIT UNDER THE POLICY?

    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates an Issue Premium. The Policy indicates the face amount of insurance. The death benefit will equal the face amount on the date of the Insured's death or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. If the increased death benefit option is selected, the death benefit will equal the face amount on the date of the Insured's death plus the Policy Value or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Guaranteed death benefit and living benefits riders are also available. See "Death Benefit."


4.  HOW LONG WILL THE POLICY REMAIN IN FORCE?
    The Policy will lapse only when the Cash Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the Policy differs in two important respects from a conventional life insurance Policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any prespecified amount does not guarantee that the Policy will remain In Force. A rider is available to ensure that premium payments will continue during a period of disability.

5.  WHAT CHARGES ARE THERE IN CONNECTION WITH THE POLICY?
    MONTHLY DEDUCTION: A deduction is made each Policy Month from the Policy Value (excluding the value of the loaned portion of the GIA) to pay the cost of insurance provided under the Policy; the cost of any rider benefits provided; any unpaid balance of the Issue Expense Charge; and an administrative charge as shown on the schedule page of the Policy. The administrative charge may vary but in no event will it exceed $10 per month. Currently, the administrative charge is $5 per month.See "Charges and Deductions."

    OTHER CHARGES: A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender. A partial surrender charge equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by applying a formula, also is assessed against the VUL Account Sub-accounts or the GIA when a partial surrender is made.

    No charges are currently made from the VUL Account or the GIA for federal or state income taxes. If Phoenix determines that such taxes may be imposed, it may make deductions from the VUL Account to pay these taxes.

    Phoenix charges each Sub-account of the VUL Account the daily equivalent of 0.80% for the first 15 years and then 0.25% on an annual basis of the current value of the Sub-account's net assets for its assumption of certain mortality and expense risks incurred in connection with Single Life Policies and 0.80% on an annual basis for Multiple Life Policies.

    Premium amounts also are reduced by any applicable premium tax, a Federal Tax Charge of 1.50% on Single Life Policies and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    In addition, certain charges are deducted from the assets of the Funds. For investment advisory services, each Series of a Fund pays the adviser a separate monthly fee calculated on the basis of its average daily net assets during the year. See "Charges and Deductions--Other Charges."

6.  IS THERE A RIGHT TO CANCEL PERIOD?
    Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it (or longer in some states), or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

7.  HOW ARE PREMIUMS ALLOCATED?
    If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix will allocate the entire Issue Premium, less applicable charges, to the Money Market Subaccount of the VUL Account. Phoenix requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium less applicable charges allocated according to the instructions in the application on the date it is received without first having the premium placed in the Money Market Subaccount. The Policy Value may be allocated among the available Subaccounts of the VUL Account, each of which invests in shares of a designated portfolio of the Funds, or to the GIA.


8.  AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF
    POLICY VALUE?
    Yes. A Policyowner may transfer amounts among the Sub-accounts of the VUL Account or the GIA. Only one transfer per Policy Year is permitted from the unloaned portion of the GIA. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA. Also, Phoenix reserves the right to require that transfers be made by written request. Phoenix further reserves the right to permit transfers of less than $500 only if the entire balance in the Subaccount of the VUL Account or the GIA is transferred. A systematic transfer program also is available. See "Transfer of Policy Value."

    9.   MAY THE POLICY BE SURRENDERED?
    Yes. A Policyowner may totally surrender the Policy at any time and receive the Cash Surrender Value. Subject to certain limitations, the Policyowner also may partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix may set a minimum partial surrender amount, not to exceed $500. See "Surrenders--Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." If the Policy is totally or partially surrendered during the first ten Policy Years, a Surrender Charge will apply. See "Surrender Charge." In addition, there may be certain tax consequences as the result of a surrender. For example, a Policy may be a "modified endowment contract" if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 59 1/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."

10. WHAT IS THE POLICY'S LOAN PRIVILEGE?
    A Policyowner may obtain Policy loans in an amount up to 90% of the result of subtracting the remaining surrender charge from the Policy Value. The interest rate on a loan is at an effective annual rate as stated in the Policy, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account to the loaned portion of the GIA and is credited with interest at an effective annual rate as stated in the Policy. Phoenix reserves the right not to allow loans of less than $500 unless the loans are to pay premiums on another policy issued by Phoenix. See "The Policy--Policy Loans."

    The proceeds of Policy loans may be subject to federal income tax under certain circumstances. See "Federal Tax Considerations."

11. HOW ARE INSURANCE BENEFITS PAID?
    Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy.
See "Payment Options."


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time the VUL Account may include the performance history of any or all Subaccounts, in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. These rates of return are not an estimate or guarantee of future performance. They do not illustrate how actual performance will affect the benefits under a policy because they do not reflect cost of insurance and premium tax charges and surrender charges, if applicable. For this information see Appendix B "Illustrations of Death Benefits, Policy Values and Cash Surrender Values." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given seven-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the recurring charges on the Account level including the monthly administrative charge.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1996.

Example:

Assumptions:
Value of hypothetical pre-existing account with exactly
   one unit at the beginning of the period:................       1.379843
Value of the same account (excluding capital changes)
   at the end of the seven-day period:.....................       1.380945
Calculation:
  Ending account value ....................................       1.380945
  Less beginning account value ............................       1.379843
  Net change in account value .............................       0.001102
Base period return:
  (adjusted change/beginning account value) ...............       0.000799
Current yield = return x (365/7) = ........................          4.16%
Effective yield = [(1 + return)365/7] - 1 = ...............          4.25%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of applicable Policy charges except for the cost of insurance and any surrender charges and premium taxes (which vary by Insured and state).

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    Below are quotations of average annual total return of Series of the Phoenix Edge Series Fund. POLICY CHARGES ARE NOT REFLECTED.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96
                          -----------------------------

                    COMMENCE-                       10     LIFE OF
SUBACCOUNT          MENT DATE  1 YEAR   5 YEARS    YEARS    FUND
----------          ---------  ------   -------    -----    ----
Multi-Sector.....    1/1/83     9.21%    9.12%     8.26%    9.63%
Balanced.........    5/1/92     7.40%      N/A       N/A    8.47%
Strategic Allocation 9/17/84    5.94%    7.57%     9.93%   11.19%
Growth...........    1/1/83     9.37%   12.78%    14.54%   16.99%
International....    5/1/90    15.30%    7.66%       N/A    6.85%
Money Market.....   10/10/82    2.02%    2.47%     4.31%    5.11%
Real Estate......    5/1/95    29.43%      N/A       N/A   27.83%
Theme............    1/29/96      N/A      N/A       N/A    7.29%
Asia.............    9/17/96      N/A      N/A       N/A   (1.76%)
U.S. Small Cap...    5/1/95    42.77%      N/A       N/A   35.01%
Int'l. Small Cap.    5/1/95    28.54%      N/A       N/A   38.25%

                              ANNUAL TOTAL RETURN*
                              --------------------

          MULTI-              ALLO-              INTER-     MONEY
YEAR      SECTOR   BALANCED  CATION    GROWTH   NATIONAL   MARKET
----      ------   --------  ------    ------   --------   ------
1983....    5.16%      N/A      N/A    31.84%       N/A     7.51%
1984....   10.45%      N/A   (1.31%)    9.79%       N/A     9.34%
1985....   19.65%      N/A   26.33%    33.85%       N/A     7.17%
1986....   18.34%      N/A   14.77%    19.51%       N/A     5.66%
1987....    0.28%      N/A   11.66%     6.08%       N/A     5.67%
1988....    9.61%      N/A    1.53%     3.09%       N/A     6.60%
1989....    6.92%      N/A   18.53%    34.53%       N/A     8.03%
1990....    4.54%      N/A    5.15%     3.32%    (8.59%)    7.51%
1991....   18.66%      N/A   28.27%    41.60%     18.79%    5.14%
1992....    9.23%    9.06%    9.79%     9.41%    (13.52%)   2.75%
1993....   14.99%    7.75%   10.12%    18.75%     37.33%    2.06%
1994....   (6.21%) (3.61%)  (2.19%)     0.66%    (0.73%)    3.01%
1995....   22.56%   22.37%   17.27%    29.85%      8.72%    4.86%
1996....   11.52%    9.68%    8.18%    11.69%     17.71%    4.19%


           REAL                              U.S.       INT'L.
YEAR      ESTATE     THEME      ASIA       SMALL CAP   SMALL CAP
----      ------     -----      ----       ---------   ---------
1995....  17.19%      N/A         N/A       16.01%      33.96%
1996....  32.06%    9.55%      (0.06%)      45.64%      31.15%

       *Sales Charges have not been deducted from the Annual Total Return.

    Advertisements, sales literature and other communications may contain information about any Series' or Advisers' current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To iIlustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index, and Solomon Brothers Corporate and Government Bond Indices.

    The VUL Account may from time to time include in advertisements containing total returns, the ranking of those performance figures relative to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Series performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's, The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P represents about 70-80% of the market value of all issues traded on the New York Stock Exchange.

    The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851. Its executive office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has admitted assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the Securities and Exchange Commission.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of Policy Value. If in the future Phoenix determines that marketing needs and investment conditions warrant, Phoenix may establish additional Subaccounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of the Funds allocable to one of the available portfolios, each having the specified investment objective set forth under "Investments of the VUL Account--Participating Mutual Funds."

    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Policy Value allocated to the VUL Account depends on the investment performance of the Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix, but the income, gains, or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains, or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix may conduct. Nevertheless all obligations arising under the Policy are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit cumulative deposits, including transfers, to the unloaned portion of the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be uniform by class. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% for Single Life Policies (4% on Single Life Policies in New York), and 6% for Multiple Life Policies. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    Bi-weekly, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the GIA at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the GIA, see Appendix A.



THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION

    The Policy is a variable life insurance policy. The Policy has a death benefit, Cash Surrender Value, and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies into which of several Subaccounts of the VUL Account or the GIA net premium is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Funds. The Policy Value varies according to the investment performance of the Series to which Policy Value has been allocated.


ELIGIBLE PURCHASERS

    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured, and the Insured consents. A policy also can be purchased to cover from two to five lives under one Policy, for any person up to the age of 80. Under such a Multiple Life Policy, the death benefit is paid upon the first death under the Policy; the Policy then terminates. Such a Policy could be purchased on the lives of spouses, family members, business partners or other related groups.


PREMIUM PAYMENT
    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy
Date. The Insured must be alive when the Issue Premium is paid.
Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the Policy. All premiums are payable at VULA, except that the Issue Premium may be paid to an authorized agent of Phoenix for forwarding to the Underwriting Department of Phoenix.

    Any premium payments will be reduced by the applicable premium tax and Single Life Policies also will be reduced by a Federal Tax Charge of 1.50%. The Issue Premium also will be reduced by the Issue Expense Charge on a pro rata basis in equal monthly installments over a 12-month period. Any unpaid balance of the Issue Expense Charge will be paid to Phoenix upon Policy Lapse or termination.

    Premium payments received during a grace period also will be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or as later changed. The allocation schedule for premium payments may be changed by calling or writing to VPMO. Allocations to the VUL Account Subaccounts or to the GIA must be expressed in terms of whole percentages.

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    A Policyowner may increase or decrease the planned premium amount or payment frequency at any time by written notice to VPMO. Phoenix reserves the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. The amount to be taken from each Subaccount or the GIA will be allocated in the same manner as provided for monthly deductions unless the Policyowner requests otherwise in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if Phoenix determines that additional premium would be permitted by federal laws or regulations.

    A Policyowner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Subaccount. The amount the Policyowner designates will be automatically invested in the Subaccount of his choice on the date the bank draws on his account.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF ISSUE PREMIUM

    Phoenix will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix temporarily allocates the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Subaccount is allocated among the Subaccounts of the VUL
Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD

    A Policy may be returned by mailing or delivering it to Phoenix within ten days after the Policyowner receives it (or longer in some states); within ten days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix will return the sum of the following as of the date Phoenix receives the returned Policy:
(i) the then current Policy Value less any unpaid loans and loan interest; plus
(ii) any monthly deductions, partial surrender fees, and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    Phoenix reserves the right to disapprove an application for processing within 7 days of receipt at Phoenix of the completed application for insurance, in which event Phoenix will return the premium paid. Even after approval of the application for processing, Phoenix reserves the right to decline issuance of the Policy, in which event Phoenix will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE

    On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE
    SYSTEMATIC TRANSFER PROGRAM

    A Policyowner may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Subaccount that funds will be transferred from and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Subaccount or the GIA, but may be allocated to multiple Subaccounts. Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA, in approximately equal amounts over a minimum 18-month period. All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.


    NON-SYSTEMATIC TRANSFERS

    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-892-4885, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time and will be executed on the date the request is received at VPMO, except as noted below. Unless the Policyowner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on behalf of the Policyowner from his or her registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to the Policyowner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases, the Policyowner should submit a Written Request.

    Phoenix reserves the right to permit transfers of less than $500 only if the entire balance in the Subaccount or the GIA is transferred or if the Systematic Transfer Program has been elected.

    Phoenix reserves the right to prohibit a transfer to any Subaccount of the VUL Account where the resultant value of the Policy's share in that Subaccount immediately after the transfer would be less than $500. It further reserves the right to require that the entire balance of a Subaccount or the GIA be transferred if the share of the Policy in the value of that Subaccount would, immediately after the transfer, be less than $500.

    Unless Phoenix agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the unloaned portion of the GIA and the amount that may be transferred cannot exceed the greater of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA at the time of the transfer. Non-systematic transfers from the unloaned portion of the GIA will be effectuated on the date of receipt by VPMO.

    Phoenix reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Policy unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law. As of the date of this Prospectus, this limitation has no effect because fewer Subaccounts are offered.


    For policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until termination of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    The unit value of each Subaccount of the VUL Account was set by Phoenix on the first valuation date of each such Subaccount. The unit value of a Subaccount of the VUL Account on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount of the VUL Account on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to 6 decimal places. The unit value of each Subaccount of the VUL Account on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount of the VUL Account is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is equal to item (D) below subtracted from the result of dividing the sum of items (A) and (B) by item (C).

    (A) The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

    (B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

    (C) The value of the assets in the Subaccount as of the just prior
        Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.


    (D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

        1. the mortality and expense risk charge; and

        2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT
    GENERAL
    The death benefit (under Option 1) equals the Policy's face amount on the date of the Insured's death or, if greater, the minimum death benefit on the date of death. On Single Life Policies, under Option 2, the death benefit equals the Policy's face amount on the date of the Insured's death plus the Policy Value. On Multiple Life Policies, under Option 2, the death benefit equals the Policy's face amount on the date of the first insured's death plus the Policy Value to the later of the tenth policy anniversary or policy anniversary nearest the oldest insured's 65th birthday. Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by the applicable percentage from the table contained in the Policy, based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.

    GUARANTEED DEATH BENEFIT OPTION
    For Policies with a face amount of at least $50,000, a guaranteed death benefit rider may be purchased. Under this Policy rider, if a Policyowner pays the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by increases or decreases. In order to keep this guaranteed death benefit In Force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

    LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

    REQUESTS FOR INCREASE IN FACE AMOUNT

    Any time after the first Policy Anniversary, a Policyowner may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase generally will be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age
75. The charge for the increase is $1.50 per thousand of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules."


    PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. With a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. With a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    REQUESTS FOR DECREASE IN FACE AMOUNT
    A Policyowner may request a decrease in face amount at any time after the first Policy Year. Unless Phoenix agrees otherwise, the decrease must at least equal $10,000 and the face amount remaining after the decrease must at least equal $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date Phoenix approves the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (the decrease in face amount divided by the face amount of the Policy before the decrease).

SURRENDERS
    GENERAL

    At any time during the lifetime of the Insured(s) and while the Policy is In Force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to Phoenix to VPMO, along with the Policy if Phoenix so requires. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, Phoenix generally will pay the amount surrendered to the Policyowner within seven days after Phoenix receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


    FULL SURRENDERS

    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to Phoenix. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."


    PARTIAL SURRENDERS

    A Policyowner may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. The Policyowner may do this at any time during the lifetime of the Insured while the Policy is In Force with a Written Request to VPMO. Phoenix reserves the right to require that the Policy be returned before payment is made. A partial surrender will be effective on the date the Written Request is received or, if required, the date the Policy is received. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."


    Phoenix reserves the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA that would be reduced as a result of a partial surrender would, immediately after the partial surrender, be less than $500, Phoenix reserves the right to require that as part of any partial surrender, the entire remaining balance in that Subaccount or the GIA be surrendered.

    Upon a partial surrender the Policy Value will be reduced by the sum of the following:

   (i) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount will be made in the same manner as that provided for monthly deductions.

  (ii) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

 (iii) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy also will be reduced by the same amount as the Policy Value is reduced as described above.


POLICY LOANS
    While the Policy is In Force, a loan may be obtained against the Policy up to the available loan value. The loan value on any day is 90% of the result of subtracting the then remaining surrender charge from the Policy Value. The available loan value is the loan value on the current day less any outstanding Debt.


    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2.00% on Single Life Policies and 6% on Multiple Life Policies, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is In Force. Any Debt repayment received by Phoenix during a grace period will be reduced to cover any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance, in excess of any outstanding accrued loan interest, will be applied to reduce the loaned portion of the GIA and will be transferred to the unloaned portion of the GIA to the extent that loaned amounts taken from such Account have not been previously repaid. Otherwise, such balance will be transferred among the Subaccounts as the Policyowner requests upon repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    While there is outstanding Debt on the Policy, any payments received by Phoenix for the Policy will be applied directly to reduce the Debt unless specified as a premium payment by the Policyowner. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.


    Failure to repay a policy loan or to pay loan interest will not terminate the Policy except as otherwise provided under the terms of the Policy concerning the grace period and lapse.


    The proceeds of Policy loans may be subject to federal income tax under certain circumstances. See "Federal Tax Considerations."

    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    The Policyowner will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

                              SINGLE LIFE POLICIES
                              --------------------

4% for Policy Years 1 through 10 (or the Insured's age 65 if earlier) 3% through Policy Year 15 2 1/2% for Policy Years 16 and thereafter

                       SINGLE LIFE POLICIES--NEW YORK ONLY
                       -----------------------------------

6% for Policy Years 1 through 10 (or the Insured's age 65 if earlier) 5% through Policy Year 15 4 1/2% for Policy Years 16 and thereafter

                             MULTIPLE LIFE POLICIES
                             ----------------------

8% for Policy Years 1 through 10
7% for Policy Years 11 and thereafter

    At the end of each Policy Year, any interest due on the Debt will be treated as a loan and will be offset by a transfer from the Policyowner's values to the value of the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.


LAPSE

    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date.

    If on any Monthly Calculation Day during the first two Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which has become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    The Policy will continue In Force during any such grace period although, Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days have elapsed since Phoenix mailed written notice to the Policyowner. If a premium payment for the additional amount is received by Phoenix during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, Phoenix will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY

    A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms of this rider may vary by state.


ADDITIONAL INSURANCE OPTIONS

    While the Policy is In Force and the Policyowner is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an Issue Expense Charge. Phoenix will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowners may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. (See "Purchase Protection Plan Riders.")

    In addition, once each Policy Year, for Single Life Policies only, a Policyowner may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to Phoenix's receipt of adequate evidence of insurability. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    A Policyowner may purchase additional benefits under a Policy. These benefits are cancellable by the Policyowner at any time. A charge will be deducted monthly from the Policy Value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available; however, additional riders may be available as described in the Policy.

SINGLE LIFE POLICIES:
o   DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER

       Phoenix waives the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues), unless premiums have been waived continuously during the entire five years prior to such date in which case the waiver will continue beyond that date. The premium will be waived upon Phoenix's receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms vary in New York.


o   ACCIDENTAL DEATH BENEFIT RIDER

       An additional death benefit will be paid if the Insured dies from bodily injury that results from an accident; if the Insured dies no later than 90 days after injury; and before the Policy Anniversary nearest the Insured's 75th birthday.


o   DEATH BENEFIT PROTECTION RIDER

       The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that later may be increased or decreased by the Policyholder provided that certain minimum premiums are paid. Unless Phoenix agrees otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured is 20. Three (3) death benefit guarantee periods are available in all states except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

    Level:   Expiry Date of Death Benefit Guaranteed, the later of:

      1 The Policy Anniversary nearest the Insured's 70th birthday or the 7th Policy Year
      2 The Policy Anniversary nearest the Insured's 80th birthday or the 10th Policy Year
      3 The Policy Anniversary nearest the Insured's 95th birthday.


    Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and the Policyowner pays the new Minimum Required Premium.

    For Policies issued in New York, two guarantee periods are available:


    1 The Policy Anniversary nearest the Insured's 75th birthday or the 10th Policy Year

    2    The Policy Anniversary nearest the Insured's 95th birthday.

o   WHOLE LIFE EXCHANGE OPTION RIDER

        This rider permits the Policyowner to exchange his Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.


o    PURCHASE PROTECTION PLAN RIDER

        Under this rider a Policyowner may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.


o    LIVING BENEFITS RIDER
        Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

o    CASH VALUE ACCUMULATION RIDER

        This rider generally permits a Policyowner to pay more in premium than otherwise would be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.


MULTIPLE LIFE POLICIES:
o    DISABILITY BENEFIT RIDER
        In the case of disability of the Insured, a specified monthly amount may be credited to the Policy and the monthly deductions will be waived. A Disability Benefit Rider may be provided on any or all eligible Insureds. The specified amount selected must be the same for all who elect coverage.

o    SURVIVOR PURCHASE OPTION RIDER
        The survivor(s) may purchase a new Multiple Life Policy for a face amount equal to that of the original Policy upon the first death. The new Policy will be based upon attained age rates.

o    TERM INSURANCE RIDER
        The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each Insured and the face amount of coverage under the rider may differ for each Insured. Based upon the Policyowner's election at issue, the rider will provide coverage for all Insureds to either age 70 or maturity of the Policy. The termination age specified must be the same for all Insureds.

o    POLICY EXCHANGE OPTION RIDER
        The Multiple Life Policy may be exchanged for Single Life Policies where the total face amount under the Policies is no greater than that under the original Policy. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING MUTUAL FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Policies:


    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.


    STRATEGIC ALLOCATION ("ALLOCATION") SERIES, FORMERLY THE "TOTAL RETURN"
SERIES: The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).


    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.


    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    STRATEGIC THEME SERIES: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Strategic Theme Series intends to invest primarily in common stocks believed to have substantial potential for capital growth.


    ASIA SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series will invest primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


WANGER ADVISORS TRUST

    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The available Series and their fundamental objectives are as follows:


    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.


    In addition to being sold to the VUL Account, shares of the Funds also are sold to the Phoenix Home Life Variable Accumulation Account, a separate account utilized by Phoenix to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix. Shares of the Fund also may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' Trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s), or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS TO THE PHOENIX EDGE SERIES FUND

    The Phoenix Edge Series Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors, LLC("PAIA") (the "Advisers"), which are located at 56 and 38 Prospect Street, respectively, Hartford, Connecticut 06115.

    PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc. and Phoenix Multi-Portfolio Fund and as subadviser to Phoenix Strategic Equity Series Fund (all Series other than Equity Opportunities Series), Chubb America Fund, Inc.and Sun America Series Trust. PIC also serves as subadviser to the Asia Series.

    All of the outstanding stock of PIC is owned by PEPCO, an indirect subsidiary of Phoenix Duff & Phelps Corporation (PD&P). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06115, the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Portfolio of the Phoenix Multi-Portfolio Fund and to the American Phoenix Investment Portfolio.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of PAIA have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers also serves as subadviser to the Asia Series.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1996, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4 billion in assets under management.

    ABKB/LaSalle Securities Limited Partnership ("ABKB"), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979.

INVESTMENT ADVISER TO THE WANGER ADVISORS TRUST

    The investment adviser to the Wanger Advisors Trust is Wanger Asset Management, L.P. Wanger's principal place of business is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


    The Adviser furnish continuously an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A more detailed discussion of the Adviser and the Investment Advisory Agreements is contained in the accompanying prospectus for the Fund.


REINVESTMENT AND REDEMPTION

    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution; all capital gains distributions of the Fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS

    Phoenix reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future Phoenix may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix.

    If shares of any of the portfolios of the Fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    Charges are deducted in connection with the Policy to compensate Phoenix for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy;
(3) premium and federal taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.


    1.   MONTHLY DEDUCTION

    A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") to pay: the cost of insurance provided under the Policy, the cost of any rider benefits provided, any unpaid balance of the issue expense charge, and an administrative charge. This administrative charge is currently set at $5 per month but it is guaranteed not to exceed $10 per month. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Subaccounts of the VUL Account and the unloaned portion of the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. In the event that the Policy's share in the value of the Subaccounts or the unloaned portion of the GIA is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the Policy's share of each of the other Subaccounts and the unloaned portion of the GIA. The number of units deducted will be determined by dividing the portion of the monthly deduction allocated to each Subaccount or to the unloaned portion of the GIA by the unit value on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

    (A) ISSUE EXPENSE CHARGE. A cost-based issue administration charge is assessed on a pro rata basis in equal monthly installments over a 12-month period to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy. For Multiple Life Policies, the issue administrative charge is $150. For Single Life Policies, the issue administrative charge is $1.50 per $1,000 of face amount, up to a maximum charge of $600. Phoenix may reduce or eliminate the Issue Expense Charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

    (B) COST OF INSURANCE. In order to calculate the cost of insurance charge, Phoenix multiplies the applicable cost of insurance rate by the difference between the death benefit selected
         (death benefit Option 1 if no selection is made) and the Policy
         Value. Generally, cost of insurance rates for Single Life
         Policies are based on the sex, issue age, duration and risk class; and for Multiple Life Policies the cost of insurance rates are based on the sex, attained age and risk class of the Insured(s). However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly cost of insurance rates are based on Phoenix's expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy.
         These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality
         Table, with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. The risk class of an Insured may affect the cost of insurance rate. Phoenix currently places Insureds into a preferred or standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insured as determined by medical information that Phoenix requests. In an otherwise identical Policy, Insureds in the preferred or standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Non-smokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke. A blended cost of insurance rate is applied under Multiple Life Policies.


    2.   PREMIUM TAXES

    Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount Phoenix considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof, and Phoenix does not expect to derive a profit from this charge. Multiple Life Policies will be assessed at the tax rate charged by the state in which the Policy is issued and Single Life Policies will be assessed a charge equal to 2.25% of the premiums paid. These taxes are deducted from the Issue Premium, and from each subsequent premium payment.


    3.   FEDERAL TAX CHARGE

    On Single Life Policies, a charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to Phoenix of the federal income tax treatment of deferred acquisition costs.


    4.  MORTALITY AND EXPENSE RISK CHARGE

    Phoenix will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. For Single Life Policies, a reduced annual rate of .25% will apply after the 15th Policy Year. This charge is not deducted from the GIA.

    The mortality risk assumed by Phoenix is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, Phoenix may profit from this charge. Phoenix also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix to incur greater costs than anticipated when designing the Policies. To the extent Phoenix profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


    5.  INVESTMENT MANAGEMENT CHARGE

    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the following tables:


                PHOENIX INVESTMENT COUNSEL, INC.
                --------------------------------

                                                     RATE FOR
                    RATE FOR FIRST  RATE FOR NEXT   EXCESS OVER
SERIES               $250,000,000   $250,000,000   $500,000,000
------               ------------   ------------   ------------
Money Market........     .40%           .35%           .30%
Multi-Sector........     .50%           .45%           .40%
Balanced............     .55%           .50%           .45%
Strategic Allocation     .60%           .55%           .50%
Growth..............     .70%           .65%           .60%
International.......     .75%           .70%           .65%
Strategic Theme.....     .75%           .70%           .65%

          PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
          --------------------------------------------
SERIES
------
Asia................     1.00%


                 PHOENIX REALTY SECURITIES, INC.
                 -------------------------------

                                                       RATE FOR
                    RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES              $1,000,000,000  $1,000,000,000  $2,000,000,000
------              --------------  --------------  --------------
Real Estate.........     0.75%           .70%             .65%


                  WANGER ASSET MANAGEMENT, L.P.
                  -----------------------------

                                                     RATE FOR
                    RATE FOR FIRST  RATE FOR NEXT   EXCESS OVER
SERIES               $100,000,000   $150,000,000   $250,000,000
------               ------------   ------------   ------------
U.S. Small Cap......     1.00%           .95%          .90%
International
Small Cap...........     1.30%          1.20%         1.10%

    In addition, each Series pays a portion or all of its other annual operating expenses other than the management fees; the Growth, Multi-Sector, Strategic Allocation, Money Market and Balanced Series will pay up to .15%; the Real Estate, Strategic Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the Wanger U.S. Small Cap Series will pay up to .50%; and the Wanger International Small Cap Series will pay up to
 .60% of its average net assets annually. See "Charges and Deductions."


    6.   OTHER CHARGES
    SURRENDER CHARGE

    During the first ten Policy Years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

    During the first ten Policy Years, the full Surrender Charge as described below will apply if the Policyowner either surrenders the Policy for its Cash Surrender Value or lets the Policy lapse. The applicable Surrender Charge in any Policy Month is the full Surrender Charge minus any surrender charges that have been previously paid. There is no Surrender Charge after the 10th Policy Year. During the first two Policy Years on Single Life Policies and during the first ten Policy Years on Multiple Life Policies, the maximum Surrender Charge that a Policyowner could pay while he or she owns the Policy is equal to either A plus B (as defined below) or the amount shown in the Policies Surrender Charge Schedule, whichever is less. After the first two Policy Years on Single Life Policies, the maximum Surrender Charge that a Policyowner could pay is based on the amount shown in the Policy's Surrender Charge Schedule.

    A (the contingent deferred sales charge) is equal to:


    1) 28.5% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a Securities and Exchange Commission rule); plus

    2) 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

    3)  7.5% of all premiums paid in excess of twice this amount.


    B (the contingent deferred issue charge) is equal to:


        $5 per $1,000 of initial face amount.


    As an example, the following illustrates the maximum Surrender Charge on a $100,000 Single Life Policy for a male age 35 who has never smoked, who has paid $3,000 in premium payments, and who surrenders the Policy in the 70th Policy Month. The Policy's Surrender Charge Schedule would show that the maximum Surrender Charge to be paid would be equal to either A plus B (shown below) or the amount shown in the chart in the Policy (also shown below), whichever is less:


    Example: If this Policyowner surrenders his policy in the 70th Policy month his surrender charge will be $1,186.78, as given in the table.

    Example: If this Policyowner surrenders his Policy in the first two years he may be eligible to receive a refund of a portion of the surrender charge, depending on the amount of premium paid, or in other words his surrender charge may be reduced. The surrender charge in the first 2 years would be equal to the lesser of the amount in the surrender charge table and the sum of the following:


    1)  28.5% of premiums paid up to $1,076.72, plus

    2) 8.5% of premiums paid in excess of $1,076.72 but not greater than $2,153.43, plus

    3)  7.5% of premiums paid in excess of $2,153.43, plus $500


    If this Policyowner surrendered his Policy in the 2nd year after paying $2,000 of premiums his surrender charge would be the lesser of $1,307.54 from the table, and $385.34, thus equaling $385.34. Thus, in this case, the Policyowner would pay less surrender charge if he surrenders his Policy in the first 2 Policy Years.

                             SURRENDER CHARGE TABLE
                             ----------------------


POLICY    SURRENDER   POLICY   SURRENDER     POLICY    SURRENDER
 MONTH     CHARGE     MONTH      CHARGE      MONTH      CHARGE
 -----     ------     -----      ------      -----      ------
 1-60     $1307.54     80       $1066.03      100       $727.09
  61       1295.46     81        1053.95      101        690.65
  62       1283.39     82        1041.88      102        654.22
  63       1271.31     83        1029.80      103        617.78
  64       1259.24     84        1017.73      104        581.35
  65       1247.16     85        1005.65      105        544.91
  66       1235.08     86         993.58      106        508.48
  67       1223.01     87         981.50      107        472.05
  68       1210.93     88         969.43      108        435.61
  69       1198.86     89         957.35      109        399.18
  70       1186.78     90         945.28      110        362.74
  71       1174.71     91         933.20      111        326.31
  72       1162.63     92         921.13      112        289.97
  73       1150.56     93         909.05      113        253.44
  74       1138.48     94         896.97      114        217.01
  75       1126.41     95         884.90      115        180.57
  76       1114.33     96         872.82      116        144.14
  77       1102.26     97         836.39      117        107.70
  78       1090.18     98         799.95      118         71.27
  79       1078.10     99         763.52      119         34.83
                                              120           .00


    Phoenix may reduce the Surrender Charge for Policies issued under group or sponsored arrangements. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.


    PARTIAL SURRENDER FEE

    A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Subaccount or to the GIA will be made in the same manner as provided for the partial surrender amount paid. That is, that the Policy's share in the value of each Subaccount or the GIA will be reduced based on the allocation made at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount and to the GIA will be made in the same manner as provided for monthly deductions.


    PARTIAL SURRENDER CHARGE

    A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccounts or the GIA in the same manner as provided for with respect to the partial surrender amount paid.

    A partial surrender charge also is deducted from Policy Value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in face amount divided by the face amount of the Policy prior to the decrease).


    TAXES

    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. Phoenix may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made. See
"Charges and Deductions--Other Charges."



GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    GENERAL

    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (iii) whenever an emergency exists, as determined by the Commission as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.


PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

THE CONTRACT

    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE

    If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix will pay only the Policy Value adjusted by the addition of any monthly deductions and other fees and charges made under the Policy and the subtraction of any Debt owed to Phoenix under the Policy.


INCONTESTABILITY

    Phoenix cannot contest this Policy or any attached rider after it has been In Force during the lifetime of the Insured for two years from the Policy Date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.


    As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by Written Request, satisfactory to Phoenix. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix. Phoenix will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT

    The Policy may be assigned. Phoenix will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix assumes no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS

    Policyowners may share in divisible surplus of Phoenix to the extent determined annually by the Phoenix Board of Directors. However, it is not currently anticipated that the Board will authorize these payments since Policyowners will be participating directly in investment results.



PAYMENT OF PROCEEDS
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SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after Phoenix receives the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under a Policy covering multiple lives, the death proceeds will be paid upon the first death under the Policy. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.


    While the Insured is living, the Policyowner may elect a payment option for payment of the death proceeds to the Beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the Beneficiary.


    A written form satisfactory to Phoenix is required to elect, change, or revoke a payment option.


    The minimum amount of surrender or death proceeds that may be applied under any income option is $1,000.


    If the Policy is assigned as collateral security, Phoenix will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS

    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as Phoenix may choose to make available in the future.


    OPTION 1--LUMP SUM.
    Payment in one lump sum.

    OPTION 2--LEFT TO EARN INTEREST.

    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.


    OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.

    Equal income installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.


    OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.

    Equal installments are paid until the later of: (A) The death of the payee; (B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) Ten years;
(B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix will deem the longer period certain as having been elected. Any life annuity provided under Option 4 is calculated using an interest rate guaranteed to be no less than 3 3/8% per year, except that any life annuity providing a period certain of 20 years or more is calculated using an interest rate guaranteed to be no less than 3 1/4% per year.


    OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is calculated using an interest rate guaranteed to be no less than 3 1/2% per year.

    OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to be at least equal 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.


    OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10 YEAR PERIOD CERTAIN.

    The first payment will be on the date of settlement. Equal income installments are paid until the latest of: (A) the end of the 10-year period certain; (B) the death of the Insured; (C) the death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity as may be provided under this option is calculated using an interest rate guaranteed to be no less than 3 3/8% per year.


    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
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INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to the Policyowner or Beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix's understanding of federal income tax laws as they are currently interpreted, Phoenix cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service. Phoenix reserves the right to make changes to the Policy in order to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS

    DEATH BENEFIT PROCEEDS. The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts below), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefit Rider may be taxable as income in the year of receipt.


    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, in the event that the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

    FULL SURRENDER. Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy which is a "modified endowment contract" may result in the imposition of an additional 10% tax on any income received.

    PARTIAL SURRENDER. If the Policy is a "modified endowment contract," partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting "modified endowment contracts." The benefit payment under the Living Benefits Rider is not considered a partial surrender.

    LOANS. Phoenix believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. If the Policy is a "modified endowment contract," loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," Phoenix believes that no part of any loan under a Policy will constitute income to the Policyowner.


    The deductibility by the Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. Any Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

BUSINESS-OWNED POLICIES
    If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

    GENERAL. Pursuant to Code Section 72(e), loans and other amounts received under "modified endowment contracts" will, in general, be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "7-pay test." This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

    REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS. If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

    DISTRIBUTIONS AFFECTED. If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test" for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

    PENALTY TAX. Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

    MATERIAL CHANGE RULES. Any determination of whether the Policy meets the "7-pay test" will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable "7-pay test" from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


    SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS. All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from the Policyowner.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.

DIVERSIFICATION STANDARDS

    To comply with the diversification regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Funds' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.


    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Fund will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. Phoenix does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.



VOTING RIGHTS
--------------------------------------------------------------------------------

THE FUNDS

    Phoenix will vote the Funds' shares held by the Sub-accounts of the VUL Account at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix determines that it is permitted to vote the Funds' shares at its own discretion, it may elect to do so.

    The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds shares held in a Subaccount for which no timely instructions are received, and Funds shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.


    Each Policyowner will receive proxy materials, reports, and other materials relating to the Funds.


    Phoenix may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies held.

THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
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    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:



  DIRECTORS                  PRINCIPAL OCCUPATION

  Sal H. Alfiero             Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

  J. Carter Bacot            Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

  Carol H. Baldi             President, Carol H. Baldi, Inc.
                             New York, New York


  Peter C. Browning          President and Chief Operating
                             Officer, Sunoco Products Company
                             Hartsville, South Carolina; formerly
                             Chairman, President and Chief
                             Executive Officer, Aancor Holland,
                             Inc. and National Gypsum Company

  Arthur P. Byrne            Group Executive, Danaher
                             Corporation
                             West Hartford, Connecticut


  Richard N. Cooper          Chairman, National Intelligence
                             Council, Central Intelligence Agency
                             McLean, Virginia; formerly
                             Professor of International
                             Economics, Harvard University

  Gordon J. Davis, Esq.      Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord Day
                             & Lord, Barret Smith
                             New York, New York

  Robert W. Fiondella        Chairman of the Board, President
                             and Chief Executive Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

  Jerry J. Jasinowski        President, National Association of
                             Manufacturers
                             Washington, D.C.

  John W. Johnstone          Chairman, President and Chief
                             Executive Officer, Olin Corporation
                             Norwalk, Connecticut


  Marilyn E. LaMarche        Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York


  Philip R. McLoughlin       Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut


  Indra K. Nooyi             Senior Vice President, PepsiCo, Inc.,
                             Purchase, New York


  Charles J. Paydos          Executive Vice President, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

  Herbert Roth, Jr.          Former Chairman, LFE Corporation
                             Clinton, Massachusetts

  Robert F. Vizza            President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York


  Robert G. Wilson           Chairman and President, Ziani
                             International Capital, Inc., Miami,
                             Florida, formerly Vice Chairman,
                             Carter Kaplan & Company,
                             Richmond, Virginia and Chairman
                             and Chief Executive Officer, Ecologic
                             Waste Services, Inc., Miami, Florida


  EXECUTIVE OFFICERS         PRINCIPAL OCCUPATION

  Robert W. Fiondella        Chairman of the Board, President
                             and Chief Executive Officer

  Richard H. Booth           Executive Vice President, Strategic
                             Development; formerly President,
                             Traveler's Insurance Company

  Philip R. McLoughlin       Executive Vice President and Chief
                             Investment Officer

  Charles J. Paydos          Executive Vice President

  David W. Searfoss          Executive Vice President and Chief
                             Financial Officer

  Dona D. Young              Executive Vice President, Individual
                             Insurance and General Counsel

  Kelly J. Carlson           Senior Vice President, Career
                             Organization

  Carl T. Chadburn           Senior Vice President

  Robert G. Chipkin          Senior Vice President and Corporate
                             Actuary

  Randall C. Giangiulio      Senior Vice President, Group Sales

  Joan E. Herman             Senior Vice President

  Edward P. Hourihan         Senior Vice President, Information
                             Systems

  Joseph E. Kelleher         Senior Vice President


  Robert G. Lautensack, Jr.  Senior Vice President


  Scott C. Noble             Senior Vice President, Real Estate


  Robert E. Primmer          Senior Vice President, Brokerage
                             and PPGA


  Frederick W. Sawyer, III   Senior Vice President

  Richard C. Shaw            Senior Vice President, International
                             and Corporate Development

  Simon Y. Tan               Senior Vice President, Individual
                             Market Development


  Anthony J. Zeppetella      Senior Vice President


    The above positions reflect the last held position in the organization during the past five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
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    The assets of the VUL Account are held by Phoenix. The assets of the VUL Account are kept physically segregated and held separate and apart from the general account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.



SALES OF POLICIES
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    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith"), a corporation formed under the laws of the state of New York on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. W. S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Duff & Phelps Corporation. Phoenix owns a majority interest in Phoenix Duff & Phelps Corporation. Policies also may be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Total sales commission of a maximum of 50% of premiums will be paid by Phoenix to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the shortfall from its general account assets, which will include any profits it may derive under the Policies.

    Phoenix through PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO also may make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so.


STATE REGULATION
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    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the VUL
Account and the GIA. It does not include, however, any supervision over the investment policies of the VUL Account.



REPORTS
--------------------------------------------------------------------------------

    All Policyowners will be furnished with those reports required by the Investment Company Act of 1940 and regulations promulgated thereunder, or under any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.



LEGAL MATTERS
--------------------------------------------------------------------------------


    The organization of Phoenix, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Richard J. Wirth, Counsel, Phoenix. Legal matters relating to the federal securities and income tax laws have been passed upon for Phoenix by Jorden Burt Berenson & Johnson, LLP.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------


    A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the VUL Account, Phoenix and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------





Report of Independent Accountants  .........................................27

Consolidated Balance Sheets at December 31, 1996 and 1995 ..................28

Consolidated Statements of Income for the Years Ended
  December 31, 1996, 1995 and 1994 .........................................29

Consolidated Statements of Equity for the Years Ended
  December 31, 1996, 1995 and 1994 .........................................30

Consolidated Statements of Cash Flows for the Years Ended
 December 31, 1996, 1995 and 1994 ..........................................31

Notes to Consolidated Financial Statements ..............................32-59

                               One Financial Plaza      Telephone 860 240 2000
                               Hartford, CT 06103

[logo]Price Waterhouse LLP                                            [logo]



                        REPORT OF INDEPENDENT ACCOUNTANTS

February 12, 1997

To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

     THIS NEW YORK STATE INSURANCE DEPARTMENT RECOGNIZES ONLY STATUTORY ACCOUNTING PRACTICES FOR DETERMINING AND REPORTING THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AN INSURANCE COMPANY, FOR DETERMINING ITS SOLVENCY UNDER NEW YORK INSURANCE LAW, AND FOR DETERMINING WHETHER ITS FINANCIAL CONDITION WARRANTS THE PAYMENT OF A DIVIDEND TO ITS POLICYHOLDERS. NO CONSIDERATION IS GIVEN BY THE DEPARTMENT TO FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN MAKING SUCH DETERMINATIONS.

 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                           DECEMBER 31,
                                                     1996                1995
                                                          (IN THOUSANDS)
ASSETS
Investments:
Fixed maturities:
  Held-to-maturity, at amortized cost      $      1,555,685    $      1,334,447
  Available-for-sale, at fair value               4,895,393           4,425,678
Equity securities, at fair value                    235,351             254,278
Mortgage loans                                      947,076             897,192
Real estate                                         410,945             418,328
Policy loans                                      1,667,784           1,617,872
Other invested assets                               182,372             144,778
Short-term investments                              164,967             275,517
                                            ----------------    ----------------
Total investments                                10,059,573           9,368,090

Cash and cash equivalents                           172,895             127,104
Accrued investment income                           135,475             128,139
Deferred policy acquisition costs                   926,274             816,128
Premiums, accounts and notes receivable              79,354              64,880
Reinsurance recoverables                             46,251              48,490
Property and equipment, net                         137,231             134,880
Other assets                                        134,589             130,627
Goodwill and intangibles, net                       313,507             313,069
Separate account assets                           3,447,899           3,306,070
                                            ----------------    ----------------
Total assets                               $     15,453,048    $     14,437,477
                                            ----------------    ----------------

LIABILITIES
Policy liabilities and accruals            $      9,462,039    $      8,974,885
Other liabilities                                   470,595             445,577
Long-term debt                                      490,430             268,337
Current income taxes                                 29,345              42,033
Deferred income taxes                                61,934              34,176
Separate account liabilities                      3,412,152           3,273,056
                                            ----------------    ----------------
Total liabilities                                13,926,495          13,038,064
                                            ================    ================

Contingent liabilities (Note 15)

Minority interest                                   129,084             117,826
                                            ----------------    ----------------

EQUITY
Unrealized investment gains, net                     89,791              75,878
Retained earnings                                 1,307,678           1,205,709
                                            ----------------    ----------------
Total equity                                      1,397,469           1,281,587
                                            ----------------    ----------------

Total liabilities and equity               $     15,453,048    $     14,437,477
                                            ================    ================




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------



                                                                      YEAR ENDED DECEMBER 31,
                                                            1996               1995               1994
                                                                          (IN THOUSANDS)

REVENUES
Premiums                                             $      1,518,822    $     1,456,875   $      1,396,002
Insurance and investment product fees                         421,058            324,459            286,174
Net investment income                                         689,890            662,468            622,717
Net realized investment gains (losses)                         95,265             74,738               (166)
                                                      ----------------   ----------------   ----------------
 Total revenues                                             2,725,035          2,518,540          2,304,727
                                                      ----------------   ----------------   ----------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                        1,529,573          1,471,030          1,412,686
Policyholder dividends                                        311,739            289,469            264,456
Policy acquisition expenses                                   242,363            221,339            237,768
Other operating expenses                                      452,399            419,231            319,090
                                                      ----------------   ----------------   ----------------
  Total benefits, losses and expenses                       2,536,074          2,401,069          2,234,000
                                                      ----------------   ----------------   ----------------

OPERATING INCOME                                              188,961            117,471             70,727

Non-operating income
Gain on merger transactions                                                       40,580
                                                      ----------------   ----------------   ----------------

INCOME BEFORE INCOME TAXES AND MINORITY
  INTEREST                                                    188,961            158,051             70,727

Income taxes                                                   79,331             43,352             40,062
                                                      ----------------   ----------------   ----------------

INCOME BEFORE MINORITY INTEREST                               109,630            114,699             30,665

Minority interest                                             (8,902)              (950)                 13
                                                      ----------------   ----------------   ----------------

NET INCOME                                           $        100,728    $       113,749   $         30,678
                                                      ================    ===============   ================


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

                                                 NET UNREALIZED
                                    RETAINED       INVESTMENT
                                    EARNINGS     GAINS (LOSSES)        TOTAL
                                                 (IN THOUSANDS)


Balance at December 31, 1993     $  1,065,115    $     48,288     $   1,113,403
  Net income                           30,678                            30,678
  Net unrealized loss                                 (75,761)          (75,761)
                                  ------------    -------------    -------------

Balance at December 31, 1994        1,095,793          (27,473)       1,068,320
  Net income                          113,749                           113,749
  Net unrealized gain                                  103,351          103,351
  Minimum pension liability            (3,833)                           (3,833)
                                  ------------    -------------    -------------

Balance at December 31, 1995        1,205,709           75,878        1,281,587
  Net income                          100,728                           100,728
  Net unrealized gain                                   13,913           13,913
  Minimum pension liability             1,241                             1,241
                                  ------------    -------------    -------------

Balance at December 31, 1996     $  1,307,678    $      89,791    $   1,397,469
                                  ============    =============    =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                               1996             1995             1994
                                                                                           (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                           $     100,728     $     113,749     $     30,678



ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                              (95,265)          (74,738)            (166)
  Net gain on merger                                                                           (40,580)
  Amortization and depreciation                                               64,870            58,912           51,894
  Deferred income taxes (benefit)                                             14,774           (16,236)          68,936
  (Increase) decrease in receivables                                        (111,886)          (30,130)           2,830
  Increase in deferred policy acquisition costs                              (61,985)          (26,370)          (2,975)
  Increase in policy liabilities and accruals                                559,724           537,919          446,850
  Increase (decrease) in other assets/other liabilities, net                  39,594            95,880          (51,171)
  Other, net                                                                  11,258             4,203            8,046
                                                                        -------------     -------------      -----------
    Net cash provided by operating activities                                521,812           622,609          554,922


CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from disposals of fixed maturities:
    Available-for-sale                                                     1,348,809         1,145,146          985,858
    Held-to-maturity                                                         118,596           143,773          209,757
  Proceeds from disposals of equity securities                               382,359           329,104          347,884
  Proceeds from mortgage loan maturities or repayments                       151,760           186,172          160,882
  Proceeds from sale of other invested assets                                127,440           148,546          209,316
  Purchase of fixed maturities:
    Available-for-sale                                                    (1,909,086)       (1,614,387)      (1,396,902)
    Held-to-maturity                                                        (385,321)         (247,354)        (383,207)
  Purchase of equity securities                                             (215,104)         (282,488)        (310,751)
  Purchase of mortgage loans                                                (200,683)          (93,097)         (31,214)
  Purchase of other invested assets                                         (157,077)          (73,482)        (173,988)
  Change in short term investments, net                                      110,503          (166,445)         265,328
  Increase in policy loans                                                   (49,912)          (32,387)         (55,143)
  Capital expenditures                                                        (3,543)          (18,449)         (12,663)
  Other investing activities, net                                             (5,898)          (12,704)         (11,392)
                                                                        -------------     -------------      -----------
    Net cash used for investing activities                                  (687,157)         (588,052)        (196,235)



CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit                                       (6,301)         (154,100)        (314,100)
     funds, net of deposits and interest credited
  Proceeds from borrowings                                                   226,082           177,922            3,417
  Repayment of borrowings                                                     (2,400)          (12,726)         (19,742)
  Dividends paid to minority shareholders                                     (6,245)          (31,215)
                                                                        -------------     -------------      -----------
    Net cash provided by (used for) financing activities                     211,136           (20,119)        (330,425)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                     45,791            14,438           28,262

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                 127,104           112,666           84,404
                                                                        -------------     -------------      -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 $     172,895     $     127,104      $   112,666
                                                                        =============     =============      ===========
SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid  (refunded), net                                 $      76,157     $      33,399      $   (32,245)
    Interest paid on debt                                              $      19,214     $       8,100      $     8,191


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company (Phoenix or the Company) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services, insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among seven segments:
     Individual, Group Life and Health, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. See Note 10 for segment information.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Phoenix and all significant subsidiaries (collectively, the Company). Less than majority-owned entities in which the Company has at least a 20% interest or those where the Company has significant influence are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. All significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to the 1995 and 1994 amounts to conform with the 1996 presentation.

     RECENT ACCOUNTING PRONOUNCEMENTS

     As a result of the issuance of the Statement of Financial Accounting Standard (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and Insurance Enterprises for Certain Long-Duration Participating Contracts," and Financial Accounting Standards Board Interpretation (FIN) No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," financial statements of mutual life insurance companies beginning after December 15, 1995, prepared on the basis of statutory accounting are no longer characterized as in conformity with GAAP. The Company applied the pronouncements of the Financial Accounting Standards Board (FASB) to its financial statements in 1995, and, in accordance with SFAS No. 120 and FIN No. 40, all prior periods presented were restated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     VALUATION OF INVESTMENTS

     Investments in fixed maturities include bonds, asset-backed securities including collateralized mortgage obligations (CMOs) and preferred stocks. The Company classifies all its fixed maturities as either held-to-maturity or available-for-sale investments. Fixed maturities held-to-maturity consist of private placement bonds presented at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Fixed maturities available-for-sale are presented at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Fixed maturities are considered impaired when a decline in value is considered to be other than temporary.

     Equity securities are classified as available-for-sale securities. These securities are reported at fair value based principally on their quoted market prices. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that the Company will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

     Real estate held for sale is carried at the lower of cost or current fair value less costs to sell. Foreclosed real estate is carried at appraised value at the time of foreclosure. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: (i) property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; (ii) sales of comparable properties; (iii) geographic location of the property and related market conditions; and (iv) disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets (primarily partnerships) are carried at cost adjusted for the Company's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on fixed maturities and equity securities classified as available-for-sale are included as a separate component of equity, net of deferred income taxes and deferred policy acquisition costs.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and off-balance-sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swaps. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

     For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

     PROPERTY AND EQUIPMENT

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by the Company, are stated at depreciated cost, less a reserve for impairments in value. Real estate occupied by the Company was $97.2 million and $95.0 million, respectively, at December 31, 1996 and 1995. The Company provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $144.1 million and $129.6 million at December 31, 1996 and 1995, respectively.

     OTHER ASSETS

     Other assets consist of prepaid expenses and accounts receivable, principally investment management fees receivable less allowances for estimated uncollectible amounts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     On March 1, 1996, the pooled separate accounts of Phoenix, excluding the real estate separate accounts, were terminated and the assets of these separate accounts were transferred to Phoenix Duff & Phelps' institutional mutual funds.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

     Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds. These funds consist of deposits received from customers and investment earnings on their fund balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

     POLICYHOLDERS' DIVIDENDS

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends to be paid is determined annually by the Company's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. The participating life insurance in force was 80.0% and 80.5% of the face value of total individual life insurance in force at December 31, 1996 and 1995, respectively. The premiums on participating life insurance policies were 84.1%, 84.7% and 84.5% of total individual life insurance premiums in 1996, 1995 and 1994, respectively. Total policyholders' dividends were $312 million, $289 million and $264 million in 1996, 1995 and 1994, respectively.

     INCOME TAXES

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for the tax years ended December 31, 1996, 1995 and 1994. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   SIGNIFICANT TRANSACTIONS

     PHOENIX DUFF & PHELPS CORPORATION

     Effective January 1, 1995, the money management businesses of Phoenix were completely transferred to Phoenix Securities Group, Inc. (Phoenix Securities Group), an indirect wholly-owned subsidiary. Phoenix Securities Group entered into contracts to manage the investments of the general and separate accounts of Phoenix. On November 1, 1995, Phoenix, through its subsidiary, PM Holdings, Inc. (PM Holdings), merged Phoenix Securities Group into Duff & Phelps Corporation (D&P), forming Phoenix Duff & Phelps Corporation (PDP). The transaction was accounted for as a reverse merger with the purchase accounting method applied to D&P's assets and liabilities. The purchase price was $190.7 million and PDP recorded $93.1 million of goodwill, which is being amortized over forty years using the straight-line method. PM Holdings owns approximately 60% of the outstanding PDP common stock. In addition, PM Holdings owns 1.4 million shares (45%) of PDP's series A convertible exchangeable preferred stock. PM Holdings recognized a non-operating, non-cash, tax free gain on this transaction of $36.9 million resulting from the realization of the appreciation of the stock exchanged which is included in the gain on merger transactions in the consolidated statements of income.

     SURPLUS NOTES

     On November 25, 1996, the Company issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as long-term debt in the Consolidated Balance Sheet at December 31, 1996.

     The notes were issued in accordance with Section 1307 of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

     The notes were issued pursuant to Rule 144A under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

     ABERDEEN TRUST PLC

     On March 25, 1996, the Company purchased 12.2 million shares of Aberdeen Trust PLC (Aberdeen), a Scottish asset management firm. As of December 31, 1996, the Company owned 13.1 million shares representing 12.5% of Aberdeen's outstanding common stock. The total cost of these transactions was $26.4 million. The investment is recorded at cost adjusted for the Company's equity in undistributed earnings less dividends received.

     In addition, on April 15, 1996, the Company purchased a 7% convertible subordinated note issued by Aberdeen for $37.5 million. The note, which matures on March 29, 2003, may be converted at a price of $2.15 per share, which would be equivalent to approximately 14% of Aberdeen's outstanding common stock.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In the spring of 1996, the Company and Aberdeen joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with PDP and Aberdeen, will develop and market investment products in the United States and the United Kingdom.

4.   INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

     FIXED MATURITIES AND EQUITY SECURITIES

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1996 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          11,685   $                5  $          (375)   $        11,315
Corporate securities                                  1,525,999               61,692          (13,405)         1,574,286
Mortgage-backed securities                               18,001                1,037              (15)            19,023
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               1,555,685               62,734          (13,795)         1,604,624
                                               -----------------   ------------------  ----------------   ---------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        561,017               13,970           (1,610)           573,377
State and political subdivision bonds                   406,679               13,831           (1,154)           419,356
Foreign government bonds                                174,298               31,441           (1,457)           204,282
Corporate securities                                  1,092,163               70,432           (7,968)         1,154,627
Mortgage-backed securities                            2,509,232               60,321          (25,802)         2,543,751
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               4,743,389              189,995          (37,991)         4,895,393
                                               -----------------   ------------------  ----------------   ---------------

  Total fixed maturities                      $       6,299,074   $          252,729  $       (51,786)   $     6,500,017
                                               =================   ==================  ================   ===============

Equity securities available-for-sale          $         137,907   $          100,258  $        (2,814)   $       235,351
                                               =================   ==================  ================   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1995 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          20,915   $            779    $         (142)    $      21,552
Corporate securities                                  1,297,049            125,055            (1,114)        1,420,990
Mortgage-backed securities                               16,483              2,057               (37)           18,503
                                               -----------------   ----------------    --------------     -------------

  Total                                               1,334,447            127,891            (1,293)        1,461,045
                                               -----------------   ----------------    --------------     -------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        572,304             29,684            (1,029)          600,959
State and political subdivision bonds                   314,407             26,072                (1)          340,478
Foreign government bonds                                 59,149              6,436            (1,804)           63,781
Corporate securities                                    987,210             91,741            (3,950)        1,075,001
Mortgage-backed securities                            2,269,618             95,176           (19,335)        2,345,459
                                               -----------------   ----------------    --------------     -------------

  Total                                               4,202,688            249,109           (26,119)        4,425,678
                                               -----------------   ----------------    --------------     -------------

  Total fixed maturities                      $       5,537,135   $        377,000    $      (27,412)    $   5,886,723
                                               =================   ================    ==============     =============

Equity securities available-for-sale          $         197,526   $         62,658    $       (5,906)    $     254,278
                                               =================   ================    ==============     =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of fixed maturities, by contractual maturity, as of December 31, 1996 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                        HELD-TO-MATURITY                  AVAILABLE-FOR-SALE
                                                   AMORTIZED            FAIR           AMORTIZED           FAIR
                                                     COST               VALUE            COST              VALUE
                                                                             (IN THOUSANDS)

Due in one year or less                       $          34,496   $        35,001  $         50,888  $        51,214
Due after one year through five years                   339,989           350,702           360,543          374,212
Due after five years through ten years                  616,197           643,166           712,255          738,950
Due after ten years                                     547,002           556,732         1,110,471        1,187,266
Mortgage-backed securities                               18,001            19,023         2,509,232        2,543,751
                                               -----------------   ---------------  ----------------  ---------------

Total                                         $       1,555,685   $     1,604,624  $      4,743,389  $     4,895,393
                                               =================   ===============  ================  ===============

     Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                     DECEMBER 31,
                                               1996                1995
                                                    (IN THOUSANDS)

MORTGAGE-BACKED SECURITIES

Planned amortization class          $         618,953   $         787,840
Asset-backed                                  490,018             436,734
Mezzanine                                     322,812             365,034
Commercial                                    413,571             230,083
Sequential pay                                552,512             397,950
Pass through                                  105,282              85,017
Other                                          58,604              59,284
                                     -----------------   -----------------

Total mortgage-backed securities    $       2,561,752   $       2,361,942
                                     =================   =================

     Phoenix had 37% and 49% at December 31, 1996 and 1995, respectively, in planned amortization class and mezzanine mortgage-backed securities which have reasonably predictable cash flows and a relatively high degree of prepayment protection. Phoenix has limited exposure in the more volatile residential derivative market such as interest-only, principal-only or inverse float instruments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTGAGE LOANS AND REAL ESTATE

     The Company's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

     The carrying values of mortgage loans and real estate investments, net of applicable reserves, were as follows:

                                                DECEMBER 31,
                                        1996                   1995
                                              (IN THOUSANDS)

     Mortgage loans              $          947,076    $           897,192
     Real estate held for sale              410,945                418,328
                                  ------------------    -------------------

     Total                       $        1,358,021    $         1,315,520
                                  ==================    ===================

     During 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans and purchase money mortgages, which had a fair value of $1.5 million and $35 million, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Mortgage loans and real estate investments are comprised of the following property types and geographic regions:

                                                MORTGAGE LOANS
                                                 DECEMBER 31,
                                        1996                       1995
                                               (IN THOUSANDS)

PROPERTY TYPE:
Office buildings               $               251,526    $             191,672
Retail                                         257,721                  250,172
Apartment buildings                            241,286                  244,589
Industrial buildings                           197,013                  222,120
Other                                           47,928                   54,446
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               260,146    $             233,670
Southeast                                      261,956                  250,019
North central                                  158,902                  171,434
South central                                   57,507                   50,819
West                                           256,963                  257,057
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================


                                                  REAL ESTATE
                                                 DECEMBER 31,
                                         1996                     1995
                                                  (IN THOUSANDS)

Property type:
Office buildings               $               246,644    $             267,505
Retail                                         121,813                  127,500
Apartment buildings                             26,286                   36,644
Industrial buildings                            56,134                   61,667
Other                                            7,577                    8,767
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               103,761    $             102,249
Southeast                                      110,746                  130,944
North central                                   86,070                   85,470
South central                                   85,532                   91,670
West                                            72,345                   91,750
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 1996, scheduled mortgage loan maturities were as follows:
     1997 - $176 million; 1998 - $138 million; 1999 - $99 million; 2000 - $106 million; 2001 - $98 million; and $378 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company refinanced $28.9 million and $100.4 million of its mortgage loans during 1996 and 1995, respectively, based on terms which differed from those granted to new borrowers.

     INVESTMENT VALUATION ALLOWANCES

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto were as follows:

                       BALANCE AT                                                       BALANCE AT
                       JANUARY 1,          ADDITIONS            DEDUCTIONS             DECEMBER 31,
                                                    (IN THOUSANDS)
1996
Mortgage loans   $           65,807   $            7,640   $           (25,049)   $            48,398
Real estate                  83,755                2,526               (38,772)                47,509
                  ------------------   ------------------  ---------------------   -------------------
Total            $          149,562   $           10,166   $           (63,821)   $            95,907
                  ==================   ==================  =====================   ===================

1995
Mortgage loans   $          118,970                        $           (53,163)   $            65,807
Real estate                 108,652   $            8,604               (33,501)                83,755
                  ------------------   ------------------  ---------------------   -------------------
Total            $          227,622   $            8,604   $           (86,664)   $           149,562
                  ==================   ==================  =====================   ===================

     NON-INCOME PRODUCING MORTGAGES LOANS AND BONDS

     The net carrying values of non-income producing mortgage loans were $4.5 million and $3.8 million at December 31, 1996 and 1995, respectively. There were no non-income producing bonds at December 31, 1996 and 1995.

     INTEREST RATE SWAPS

     Phoenix enters into interest rate swap agreements, generally having maturities of seven years or less, to hedge certain variable rate investment income streams matched against fixed rate liability streams. The notional amounts of these investments were $60.1 million and $18 million at December 31, 1996 and 1995, respectively. Average received and average paid rates were 8.04% and 5.65% for 1996.

     The Company has also guaranteed an interest rate swap that has the effect of the Company paying a fixed interest rate on a notional amount of $184.7 million of the Company's debt.

     These agreements do not require the exchange of underlying principal amounts, and accordingly the Company's maximum exposure to credit risk is the difference in interest payments exchanged. Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER INVESTED ASSETS

     Other invested assets, consisting primarily of partnership interests and equity in unconsolidated subsidiaries, were as follows:

                                                            DECEMBER 31,
                                                         1996          1995
                                                           (in thousands)

Venture capital equity partnerships            $      66,284   $        50,919
Transportation and equipment leases                   46,950            47,810
Investment in Aberdeen Trust, PLC                     29,980
Investment in Beutel, Goodman & Co. LTD               34,541            39,730
Other                                                  4,617             6,319
                                                -------------   ---------------

Total other invested assets                    $     182,372   $       144,778
                                                =============   ===============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                      1996                1995                1994
                                                     (in thousands)

Fixed maturities               $         469,713   $         437,521   $        395,192
Equity securities                          4,689               1,787              3,312
Mortgage loans                            84,318              92,283            111,122
Policy loans                             117,742             115,055            105,678
Real estate                               21,799              20,910             17,087
Other invested assets                        332                 871              1,212
Short-term investments                    18,688              21,974             11,673
                                -----------------   -----------------   ----------------

Sub-total                                717,281             690,401            645,276
Less investment expenses                  27,391              27,933             22,559
                                -----------------   -----------------   ----------------

Net investment income          $         689,890   $         662,468   $        622,717
                                =================   =================   ================

     Investment income of $.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1996. The Company does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $61.5 million and $76 million at December 31, 1996 and 1995, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.1 million, $6.6 million and $10.1 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $5.2 million, $6.4 million and $11.3 million in 1996, 1995 and 1994, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Unrealized investment gains (losses)
  Fixed maturities                                 $          (70,986)   $          476,352    $          (411,694)
  Equity securities                                            40,803                24,527                  2,706
                                                    ------------------    ------------------    -------------------
                                                              (30,183)              500,879               (408,988)
  Deferred policy acquisition costs                            51,528              (341,836)               292,423
  Deferred income taxes (benefits)                              7,432                55,692                (40,804)
                                                    ------------------    ------------------    -------------------

Net unrealized investment gains (losses)          $            13,913    $          103,351    $           (75,761)
                                                    ------------------    ------------------    -------------------


     Realized investment gains and losses for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Fixed maturities                                   $          (10,476)   $            8,080   $            (20,554)
Equity securities                                               59,794               29,276                 (8,950)
Mortgage loans                                                   2,628                (262)                     485
Real estate                                                     24,711               20,535                  16,063
Other invested assets                                           18,608               17,109                  12,790
                                                   --------------------   ------------------   ---------------------
                                                                95,265               74,738                   (166)

Income taxes (benefits)                                         33,343               26,158                    (58)
                                                   --------------------   ------------------   ---------------------

Net realized investment gains (losses)             $            61,922   $           48,580   $               (108)
                                                   ====================   ==================   =====================

     The proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Proceeds from sales                                 $       1,525,011    $         1,201,700   $           733,800
Gross gains on sales                                $          15,966    $            30,300   $            16,500
Gross losses on sales                               $         (27,905)   $           (19,900)  $           (45,500)

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets were as follows:

                                                   DECEMBER 31,
                                             1996               1995
                                                  (IN THOUSANDS)

Goodwill                              $         231,135   $          211,084
Investment management contracts                  56,700               60,700
Client listings                                  41,410               31,437
Non-compete covenants                             5,000                9,314
Intangible asset related to
  pension plan benefits                          19,835               22,540
Other                                             1,220                4,066
                                       -----------------  -------------------
                                                355,300              339,141

Accumulated amortization                        (41,793)             (26,072)
                                       -----------------  -------------------

Total                                 $         313,507   $          313,069
                                       =================  ===================

     PDP's amounts included above were as follows:

                                                  DECEMBER 31,
                                            1996                 1995
                                                 (IN THOUSANDS)


Goodwill                             $         179,406   $          167,014
Investment management contracts                 56,700               60,700
Non-compete covenants                            5,000                5,000
Other                                            1,220                4,066
                                      -----------------   ------------------
                                               242,326              236,780

Accumulated amortization                       (13,198)              (6,211)
                                      -----------------   ------------------

Total                                $         229,128   $          230,569
                                      =================   ==================

6.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement fixed maturities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     EQUITY SECURITIES

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     MORTGAGE LOANS

     Fair values are calculated as the present value of scheduled payments, with the discount based upon (1) the Treasury rate comparable for the remaining loan duration, plus (2) a spread of between 175 and 450 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

     INVESTMENT CONTRACTS

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

     DEBT

     The carrying value of long-term debt reported on the balance sheet approximates fair value.

     The estimated fair values of the financial instruments as of December 31, were as follows:

                                                        1996                                   1995
                                             CARRYING            FAIR               CARRYING              FAIR
                                               VALUE             VALUE               VALUE               VALUE
                                                                       (IN THOUSANDS)
Financial assets:
Cash and cash                            $       172,895  $         172,895   $           127,104  $         127,104
equivalents
Short-term investments                           164,967            164,967               275,517            275,517
Fixed maturities                               6,451,078          6,500,017             5,760,125          5,886,723
Equity securities                                235,351            235,351               254,278            254,278
Mortgage loans                                   947,076            986,900               897,192            955,800
Policy loans                                   1,667,784          1,645,899             1,617,872          1,658,000
                                          ---------------  -----------------  -------------------- ------------------
Total financial assets                   $     9,639,151  $       9,706,029   $         8,932,088  $       9,157,422
                                          ===============  =================  ==================== ==================

Financial liabilities:
Policy liabilities                       $       875,200  $         875,100   $           955,600  $         955,800
Long-term debt                                   492,020            492,020               268,337            268,337
                                          ---------------  -----------------  -------------------- ------------------
Total financial liabilities              $     1,367,220  $       1,367,120   $         1,223,937  $       1,224,137
                                          ===============  =================  ==================== ==================

7.   DEBT

     Long-term debt was as follows:

                                                    DECEMBER 31,
                                              1996                1995
                                                  (IN THOUSANDS)


Unsecured debt
  Bank borrowings                      $         287,365   $        241,157
  Notes payable                                   25,457             23,995
  Other                                                                  58
                                       ------------------   ----------------
 Total unsecured debt                            312,822            265,210

Surplus notes                                    175,000
Secured debt                                       2,608              3,127
                                       ------------------   ----------------

Total long-term debt                   $         490,430   $        268,337
                                       ==================   ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Company has various lines of credit established with major commercial banks. As of December 31, 1996, the Company had outstanding balances totaling $287.4 million. The total unused credit was $120.9 million. The Company records commitment fees as a component of interest expense. Interest rates range from 5.73% to 8.25% in 1996.

     On November 25, 1996, the Company issued $175 million of surplus notes (See
     Note 3).

     Maturities of long-term debt are as follows: 1997 - $17 million; 1998 - $90 million; 1999 - $7 million; 2000 - $177 million; 2001 - $24 million; 2002 and thereafter - $175 million.

     Interest expense on long-term debt was $18.0 million, $7.7 million and $9.0 million for the years ended December 31, 1996, 1995 and 1994, respectively.

8.   INCOME TAXES

     A summary of income taxes (benefits) in the consolidated statements of income for the year ended December 31, was as follows:

                             1996               1995              1994
                                          (in thousands)


Income taxes
  Current
                                59,673             59,590          (28,874)
  Deferred
                                19,658           (16,238)            68,936
                       ----------------    ---------------   ---------------

Total
                                79,331             43,352            40,062
                       ================    ===============   ===============

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                     1996                       1995                      1994
                                                                     %                          %                           %

Income tax expense at statutory rate          $       66,136        35    $      55,318        35   $      24,754          35
Non-taxable gain on PDP merger                                                  (14,203)       (9)
Dividend received deduction &
  tax-exempt interest                                  (2,107)       (1)           (623)                   (1,177)         (2)
Other, net                                              2,736         1           2,860         1          (4,082)         (5)
                                                --------------  --------   -------------  --------   -------------  ----------
                                                       66,765        35          43,352        27          19,495          28

Differential earnings (equity tax)                     12,566         7                                    20,567          29
                                                --------------  --------   -------------  --------   -------------  ----------

Income taxes                                   $       79,331        42   $      43,352        27   $      40,062          57
                                                ==============  ========   =============  ========   =============  ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                            DECEMBER 31,
                                                     1996               1995
                                                          (IN THOUSANDS)

Deferred policy acquisition costs           $         220,135    $     221,034
Unearned premium/deferred revenue                    (131,513)        (127,699)
Impairment reserves                                   (43,331)         (58,314)
Pension and other postretirement benefits             (58,230)         (51,985)
Investments                                            50,219           50,542
Future policyholder benefits                          (37,904)         (47,800)
Other                                                  15,633          (13,716)
                                             -----------------    --------------
                                                       15,009          (27,938)
Net unrealized investment gains                        48,320           40,888
PDP purchase accounting adjustment                                      23,290
Minimum pension liability                              (1,395)          (2,064)
Foreign tax credit                                     (1,109)          (1,057)
                                             ------------------   --------------

Deferred tax liability, net
  before valuation allowance                           60,825          33,119

Valuation allowance                                     1,109            1,057
                                             ------------------   --------------

Deferred tax liability, net                 $          61,934    $      34,176
                                             ==================   ==============

     It is management's assessment, based on the Company's earnings and projected future taxable income, that it is more likely than not that the deferred tax assets at December 31, 1996 and 1995, with the exception of the foreign tax credit, will be realized.

     Gross deferred income tax assets totaled $274 million and $301 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $336 million and $335 million at December 31, 1996 and 1995, respectively.

     The Internal Revenue Service (IRS) is currently examining the Company's tax returns for 1991-1994. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

     PENSION PLANS

     The Company has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Company also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to Internal Revenue Code Section 401(a)(17). Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the year ended December 31, were as follows:


                                                                 1996             1995                1994
                                                                            (IN THOUSANDS)

     Service cost - benefits earned during the year       $        10,076   $          9,599    $        10,181
     Interest accrued on projected benefit obligation              22,660             19,880             19,181
     Actual return on assets                                      (38,788)           (62,567)           (18,073)
     Net amortization and deferral                                 17,318             45,807               (613)
                                                           ---------------   ----------------    ---------------

     Net periodic pension cost                            $        11,266   $         12,719    $        10,676
                                                           ===============   ================    ===============

     In 1996, the Company offered an early retirement window which granted an additional benefit of five years of age and service. As a result of the early retirement window, the Company recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The funded status of the plan for which assets exceeded accumulated benefit obligations was as follows:

                                                                                  DECEMBER 31,
                                                                         1996                       1995
                                                                                 (IN THOUSANDS)
     Actuarial present value of
       benefit obligations:

     Vested benefit obligation                                  $            213,148   $             171,077
     Non-vested benefit obligation                                            14,828                  16,248
                                                                 --------------------   ---------------------

    Accumulated benefit obligation                              $            227,976   $             187,325
                                                                 ====================   =====================

     Pension liability included in other liabilities:
     Projected benefit obligation                               $            261,886   $             227,585
     Plan assets at fair value                                               292,070                 267,013
                                                                 ====================   =====================

     Plan assets in excess of
        projected benefit obligation                                          30,184                  39,428
     Unrecognized net gain from past experience                              (52,312)                (46,960)
     Unrecognized prior service benefit                                         (240)                   (273)
     Unamortized transition asset                                            (19,745)                (22,214)
                                                                 --------------------   ---------------------

     Net pension liability                                      $            (42,113)  $             (30,019)
                                                                 ====================   =====================

     At December 31, 1996 and 1995, the non-qualified plan was unfunded and had projected benefit obligations of $50.0 million and $43.4 million, respectively. The accumulated benefit obligations as of December 31, 1996 and 1995 related to this plan were $37.4 million and $36.2 million, respectively, and are included in other liabilities.

     The Company recorded, as a reduction of policyholders' equity, an additional minimum pension liability of $2.8 million and $3.8 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. The Company has also recorded an intangible asset of $19.8 million and $22.5 million as of December 31, 1996 and 1995 related to pension plan benefits.

     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 4.5%, for 1996 and 8.0% and 5.0% for 1995. The discount rate assumption for 1996 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0%.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

     The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital funds, and shares of mutual funds.

     The Company also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. The Company contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1996, 1995 and 1994 were $4.2 million, $4.2 million and $4.0 million, respectively.

     OTHER POSTRETIREMENT BENEFIT PLANS

     In addition to the Company's pension plans, the Company currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The plan's funded status reconciled with amounts recognized in the Company's consolidated balance sheet, were as follows:

                                                                    DECEMBER 31,
                                                               1996                1995

                                                                    (IN THOUSANDS)
     Accumulated postretirement
        benefit obligation:
     Retirees                                           $          30,576   $          37,900
     Fully eligible active plan participants                       11,466              10,500
     Other active plan participants                                21,614              24,856
                                                         -----------------   -----------------
                                                                   63,656              73,256
     Unrecognized net gain
        from past experience                                       29,173              14,102
                                                         -----------------   -----------------

     Accrued postretirement benefit liability           $          92,829   $          87,358
                                                         =================   =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                             1996              1995              1994
                                                                          (in thousands)


     Service cost - benefits earned during year        $         2,765   $         3,366   $         2,942
     Interest cost accrued on benefit obligation                 4,547             5,275             5,179
     Net amortization                                           (1,577)             (458)
                                                        ---------------   ---------------   ---------------

     Net periodic postretirement benefit cost          $         5,735   $         8,183   $         8,121
                                                        ===============   ===============   ===============


     In addition to the net periodic postretirement benefit cost, the Company expensed an additional $3.0 million for postretirement benefits related to the early retirement window.

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% at December 31, 1996 and 8.0% at December 31, 1995.

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1995, health care costs were assumed to increase 11% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remained at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $3.9 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

     OTHER POSTEMPLOYMENT BENEFITS

     The Company recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Postemployment benefit expense was $.6 million for 1996, $.5 million for 1995 and $(1.9) million for 1994.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.  SEGMENT INFORMATION

     Phoenix operates principally in seven segments: Individual, Group Life and Health, Life Reinsurance, General Lines
     Brokerage, Securities Management, Real Estate Management and
     Other Operations.
          Other Operations includes unallocated investment income, expenses and realized investment gains related to capital in excess of segment requirements; assets primarily consist of equity securities.

         Summarized below is financial information with respect to the business segments:

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     REVENUES
     Individual                                $          1,796,572  $        1,752,338   $       1,643,074
     Group Life and Health                                  462,551             421,771             409,883
     Life Reinsurance                                       143,314             128,813             102,120
     General Lines Brokerage                                 61,809              40,977              22,382
     Securities Management                                  164,966             112,206             104,429
     Real Estate Management                                  13,550              13,562              12,439
     Other Operations                                        82,273              48,873              10,400
                                               ---------------------  ------------------   -----------------
     Total                                     $          2,725,035  $        2,518,540   $       2,304,727
                                               =====================  ==================   =================

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     OPERATING INCOME
     Individual                                $             65,226  $           45,858   $          23,306
     Group Life and Health                                    9,092              17,422              14,584
     Life Reinsurance                                         7,993              17,391              11,492
     General Lines Brokerage                                 (2,935)             (1,887)               (521)
     Securities Management                                   27,506              23,667              27,285
     Real Estate Management                                  (3,783)               (184)                727
     Other Operations                                        85,862              15,204              (6,146)
                                               ---------------------  ------------------   -----------------
     Total                                     $            188,961  $          117,471   $          70,727
                                               =====================  ==================   =================



                                                      DECEMBER 31,
                                               1996                  1995
                                                     (IN THOUSANDS)
     IDENTIFIABLE ASSETS
     Individual                        $         13,547,132  $       12,104,989
     Group Life and Health                          590,545             542,139
     Life Reinsurance                               294,441             273,036
     General Lines Brokerage                        117,340             115,558
     Securities Management                          294,803             811,438
     Real Estate Management                         319,406             297,166
     Other Operations                               289,381             293,151
                                       ---------------------  ------------------
     Total                             $         15,453,048  $       14,437,477
                                       =====================  ==================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.   LEASES AND RENTALS

      Rental expenses for operating leases, principally with respect to buildings, amounted to $14.8 million, $14.6 million and $13.8 million in 1996, 1995, and 1994, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $41.9 million as of December 31, 1996, payable as follows: 1997 - $15.8 million; 1998 - $11.6 million; 1999 - $7.5 million; 2000 - $4.7 million; 2001 - $1.8 million;
      and $.5 million thereafter.

12.   DIRECT BUSINESS WRITTEN AND REINSURANCE

      As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. The maximum amount of individual life insurance retained by the Company on any one life is $8,000,000 for single life and joint first-to-die policies and $10,000,000 for joint last-to-die policies, with excess amounts ceded to reinsurers. For reinsurance ceded, the Company remains liable in the event that assuming reinsurers are unable to meet the contractual obligations. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.


      Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                             1996                 1995                  1994
                                                                              (IN THOUSANDS)
     Direct premiums                                 $         1,473,869  $         1,455,459  $          1,455,467
     Reinsurance assumed                                         276,630              271,498               205,387
     Reinsurance ceded                                          (231,677)            (270,082)             (264,852)
                                                     --------------------  -------------------  --------------------
     Net premiums                                    $         1,518,822  $         1,456,875  $          1,396,002
                                                     ====================  ===================  ====================

     Direct policy and contract claims incurred      $           575,824  $           605,545  $            610,004
     Reinsurance assumed                                         170,058              256,529               167,276
     Reinsurance ceded                                          (160,646)            (292,357)            ( 217,911)
                                                     --------------------  -------------------  --------------------
     Net policy and contract claims incurred        $            585,236  $           569,717  $            559,369
                                                     ====================  ===================  ====================

     Direct life insurance in force                 $       108,816,856   $       102,606,749  $         95,717,768
     Reinsurance assumed                                     61,109,836            36,724,852            27,428,529
     Reinsurance ceded                                      (51,525,976)          (34,093,090)          (24,372,415)
                                                     --------------------  -------------------  --------------------
     Net insurance in force                         $       118,400,716   $       105,238,511  $         98,773,882
                                                     ====================  ===================  ====================

       Irrevocable letters of credit aggregating $5.2 million at December 31, 1996 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.    DEFERRED POLICY ACQUISITION COSTS

       The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1996                 1995                 1994
                                                                            (IN THOUSANDS)

     Balance at beginning of year                   $          816,128   $        1,128,227   $          832,839
     Acquisition expense deferred                              153,873              143,519              150,326
     Amortized to expense during the year                      (95,255)            (113,788)            (147,361)
     Adjustment to equity during the year                       51,528             (341,830)             292,423
                                                     ------------------   ------------------   ------------------

     Balance at end of year                         $          926,274   $          816,128   $        1,128,227
                                                     ==================   ==================   ==================

14.    MINORITY INTEREST

       The Company's interests in Phoenix Duff and Phelps Corporation and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings is represented by ownership of approximately 60% and 92%, respectively, of the outstanding shares of common stock at December 31, 1996. Earnings and stockholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements along with PDP's preferred stock.

15.    CONTINGENCIES

       FINANCIAL GUARANTEES

       The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. The principal amount of bonds guaranteed by the Company at December 31, 1996 and 1995 was $88.8 million and $87.6 million, respectively. Management believes that any loss contingencies which may arise from the Company's financial guarantees would not have a material adverse effect on the Company's liquidity or financial condition.

       LITIGATION

     In 1996, the Company announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. An after tax provision of $25 million was recorded in 1995. In addition, $7 million after-tax was expensed in 1996. The Company estimates the cost of settlement to be between $35 million and $40 million after tax. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on the Company's financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


       The Company is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial position.

16.    STATUTORY FINANCIAL INFORMATION

       The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from policyholders' equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

       The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                1996                1995              1994
                                                                             (IN THOUSANDS)

     Statutory net income                                $           72,961   $         64,198   $       4,152
     Deferred policy acquisition costs, net                          58,618             29,766           2,965
     Future policy benefits                                         (16,793)           (15,763)         (3,443)
     Pension and postretirement expenses                            (23,275)           (12,691)         (8,350)
     Investment valuation allowances                                 76,631             56,745          60,747
     Interest maintenance reserve                                    (5,158)             5,829         (19,545)
     Deferred income taxes                                          (67,064)           (10,021)        (11,626)
     Other, net                                                       4,808             (4,314)          5,778
                                                          -----------------   ----------------   --------------

     Net income, as reported                             $          100,728   $        113,749   $      30,678
                                                          =================   ================   ==============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The following reconciles the statutory surplus and asset valuation reserve (AVR) of the Company as reported to regulatory authorities to equity as reported in these financial statements:

                                                           DECEMBER 31,
                                                      1996             1995
                                                          (IN THOUSANDS)


     Statutory surplus and AVR                $      1,102,200   $      875,322
     Deferred policy acquisition costs, net            897,096          864,505
     Future policy benefits                           (239,252)        (249,141)
     Pension and postretirement expenses              (152,112)        (133,452)
     Investment valuation allowances                  (139,562)        (171,889)
     Interest maintenance reserve                        6,897           11,872
     Deferred income taxes                              82,069           87,418
     Surplus notes                                    (157,500)
     Other, net                                         (2,367)          (3,048)
                                              -----------------   --------------
     Equity, as reported                      $       1,397,469  $    1,281,587
                                              =================   ==============

PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

FINANCIAL STATEMENTS
DECEMBER 31, 1966

                      STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996

                                                                                                   Multi-Sector
                                                                    Money Market      Growth       Fixed Income
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                                 $15,544,730    $160,303,827    $10,844,154
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market               $15,544,730    $172,867,410    $11,235,197
                                                                     ------------   -------------   ------------
  Total assets                                                        15,544,730     172,867,410     11,235,197
Liabilities
 Accrued expenses to related party                                        10,037         117,203          7,117
                                                                     ------------   -------------   ------------
Net assets                                                           $15,534,693    $172,750,207    $11,228,080
                                                                     ============   =============   ============
Accumulation units outstanding                                        11,249,319      49,375,885      5,378,886
                                                                     ============   =============   ============
Unit value                                                           $  1.380945    $   3.498676    $  2.087436
                                                                     ============   =============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                                 $26,014,458     $29,445,731    $15,234,036
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market               $26,284,915     $34,077,443    $16,229,448
                                                                     ------------   -------------   ------------
  Total assets                                                        26,284,915      34,077,443     16,229,448
Liabilities
 Accrued expenses to related party                                        17,792          22,074         10,955
                                                                     ------------   -------------   ------------
Net assets                                                           $26,267,123     $34,055,369    $16,218,493
                                                                     ============   =============   ============
Accumulation units outstanding                                        11,308,615      20,903,950     10,696,397
                                                                     ============   =============   ============
Unit value                                                           $  2.322753     $  1.629136    $  1.516258
                                                                     ============   =============   ============

                                                                                                     Aberdeen
                                                                    Real Estate   Strategic Theme    New Asia
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                              $      776,588   $   1,798,845    $  1,949,771
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market                   888,425   $   1,807,108    $  1,942,818
                                                                     ------------   -------------   ------------
  Total assets                                                           888,425       1,807,108       1,942,818
Liabilities
 Accrued expenses to related party                                           532           1,164           1,267
                                                                     ------------   -------------   ------------
Net assets                                                        $      887,893      $1,805,944    $  1,941,551
                                                                     ============   =============   ============
Accumulation units outstanding                                           680,458       1,805,464       1,943,140
                                                                     ============   =============   ============
Unit value                                                        $     1.304846   $    1.000266    $   0.999182
                                                                     ============   =============   ============

                                                                       Wanger
                                                                    International   Wanger U.S.
                                                                      Small Cap      Small Cap
                                                                     Sub-Account    Sub-Account
                                                                  ---------------  --------------
Assets
 Investments at cost                                               $     292,575      $  457,996
                                                                     =============   ============
 Investment in Wanger Advisors Trust, at market                    $     296,436      $  467,062
                                                                     -------------   ------------
  Total assets                                                           296,436         467,062
Liabilities
 Accrued expenses to related party                                            30              65
                                                                     -------------   ------------
Net assets                                                               296,406      $  466,997
                                                                     =============   ============
Accumulation units outstanding                                           288,603         449,762
                                                                     =============   ============
Unit value                                                         $    1.027036      $ 1.038320
                                                                     =============   ============

                      See Notes to Financial Statements

                                              STATEMENT OF OPERATIONS
                                       For the period ended December 31, 1996


                                                                                                  Multi-Sector
                                                                    Money Market      Growth      Fixed Income
                                                                    Sub-Account    Sub-Account    Sub-Account
                                                                  --------------  --------------  --------------
Investment income
  Distributions                                                       $655,710     $ 1,444,275      $661,909
Expenses
 Mortality and expense risk charges                                    107,332       1,163,001        68,413
                                                                     ------------   ------------   ------------
Net investment income                                                  548,378         281,274       593,496
                                                                     ------------   ------------   ------------
Net realized gain (loss) from share transactions                            --           8,095          (969)
Net realized gain distribution from Fund                                    --      11,412,411       327,845
Net unrealized appreciation on investment                                   --       4,791,630        43,393
                                                                     ------------   ------------   ------------
Net gain (loss) on investments                                              --      16,212,136       370,269
                                                                     ------------   ------------   ------------
Net increase in net assets resulting from operations                  $548,378     $16,493,410      $963,765
                                                                     ============   ============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Investment income
  Distributions                                                      $  510,723     $  464,006      $  413,757
Expenses
 Mortality and expense risk charges                                     186,170        218,684         117,681
                                                                     ------------   -------------   ------------
Net investment income                                                   324,553        245,322         296,076
                                                                     ------------   -------------   ------------
Net realized gain (loss) from share transactions                          4,963           (444)         (2,312)
Net realized gain distribution from Fund                              1,617,750        747,938       1,396,484
Net unrealized appreciation (depreciation) on investment                (91,227)     3,401,467        (304,864)
                                                                     ------------   -------------   ------------
Net gain on investments                                               1,531,486      4,148,961       1,089,308
                                                                     ------------   -------------   ------------
Net increase in net assets resulting from operations                 $1,856,039     $4,394,283      $1,385,384
                                                                     ============   =============   ============

                                                                                                       Aberdeen
                                                                     Real Estate   Strategic Theme     New Asia
                                                                   Sub-Account(1)  Sub-Account(1)   Sub-Account(2)
                                                                  ---------------  ---------------  ---------------
Investment income
  Distributions                                                       $ 10,511         $ 5,636         $10,080
Expenses
 Mortality and expense risk charges                                      2,005           4,726           2,998
                                                                     -------------   -------------  --------------
Net investment income                                                    8,506             910           7,082
                                                                     -------------   -------------  --------------
Net realized gain from share transactions                               13,393           1,002             919
Net realized gain distribution from Fund                                 9,253              --              --
Net unrealized appreciation (depreciation) on investment               111,837           8,263          (6,953)
                                                                     -------------   -------------  --------------
Net gain (loss) on investments                                         134,483           9,265          (6,034)
                                                                     -------------   -------------  --------------
Net increase in net assets resulting from operations                  $142,989         $10,175         $ 1,048
                                                                     =============   =============  ==============

                                                                    Wanger               Wanger
                                                                    International        U.S.
                                                                    Small Cap            Small Cap
                                                                    Sub-Account(3)       Sub-Account(3)
                                                                     -----------------    -----------------
Investment income
  Distributions                                                      $       --           $       --
Expenses
 Mortality and expense risk charges                                          30                   65
                                                                     -----------------    -----------------
Net investment loss                                                         (30)                 (65)
                                                                     -----------------    -----------------
Net realized gain from share transactions                                    --                   29
Net realized gain distribution from Fund                                     --                   --
Net unrealized appreciation on investment                                 3,861                9,066
                                                                     -----------------    -----------------
Net gain on investments                                                   3,861                9,095
                                                                     -----------------    -----------------
Net increase in net assets resulting from operations                     $3,831               $9,030
                                                                     =================    =================
(1) From inception May 1, 1996 to December 31, 1996
(2) From inception September 18, 1996 to December 31, 1996
(3) From inception December 18, 1996 to December 31, 1996



                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996

                                                                                            Multi-Sector
                                                            Money Market       Growth       Fixed Income
                                                             Sub-Account     Sub-Account    Sub-Account
                                                          ---------------  ---------------  --------------
From operations
 Net investment income                                      $    548,378    $    281,274    $   593,496
 Net realized gain (loss)                                             --      11,420,506        326,876
 Net unrealized appreciation                                          --       4,791,630         43,393
                                                             -------------   -------------   ------------
 Net increase in net assets resulting from operations            548,378      16,493,410        963,765
                                                             -------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                         26,004,635      47,202,324      2,811,259
 Participant transfers                                       (21,268,222)     10,438,285      1,823,625
 Participant withdrawals                                      (3,701,639)    (19,333,192)    (1,071,344)
                                                             -------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                 1,034,774      38,307,417      3,563,540
                                                             -------------   -------------   ------------
 Net increase in net assets                                    1,583,152      54,800,827      4,527,305
Net assets
 Beginning of period                                          13,951,541     117,949,380      6,700,775
                                                             -------------   -------------   ------------
 End of period                                              $ 15,534,693    $172,750,207    $11,228,080
                                                             =============   =============   ============

                                                            Total Return   International     Balanced
                                                            Sub-Account     Sub-Account    Sub-Account
                                                          -------------- ---------------   --------------
From operations
 Net investment income                                      $   324,553     $   245,322    $   296,076
 Net realized gain                                            1,622,713         747,494      1,394,172
 Net unrealized appreciation (depreciation)                     (91,227)      3,401,467       (304,864)
                                                             ------------   -------------   ------------
 Net increase in net assets resulting from operations         1,856,039       4,394,283      1,385,384
                                                             ------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                         6,031,095       8,480,853      3,636,746
 Participant transfers                                        1,002,380       3,847,285       (651,439)
 Participant withdrawals                                     (2,871,670)     (3,414,225)    (1,868,673)
                                                             ------------   -------------   ------------
 Net increase in net assets resulting from participant
    transactions                                              4,161,805       8,913,913      1,116,634
                                                             ------------   -------------   ------------
 Net increase in net assets                                   6,017,844      13,308,196      2,502,018
Net assets
 Beginning of period                                         20,249,279      20,747,173     13,716,475
                                                             ------------   -------------   ------------
 End of period                                              $26,267,123     $34,055,369    $16,218,493
                                                             ============   =============   ============

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996
                                 (Continued)

                                                                                                       Aberdeen
                                                                     Real Estate   Strategic Theme     New Asia
                                                                   Sub-Account(1)  Sub-Account(1)   Sub-Account(2)
                                                                  ---------------  ---------------  ---------------
From operations
 Net investment income                                                $  8,506       $      910       $    7,082
 Net realized gain                                                      22,646            1,002              919
 Net unrealized appreciation (depreciation)                            111,837            8,263           (6,953)
                                                                     -------------   -------------  --------------
 Net increase in net assets resulting from operations                  142,989           10,175            1,048
                                                                     -------------   -------------  --------------
From accumulation unit transactions
 Participant deposits                                                  114,179          507,159          137,347
 Participant transfers                                                 648,017        1,412,288        1,825,934
 Participant withdrawals                                               (17,292)        (123,678)         (22,778)
                                                                     -------------   -------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                         744,904        1,795,769        1,940,503
                                                                     -------------   -------------  --------------
 Net increase in net assets                                            887,893        1,805,944        1,941,551
Net assets
 Beginning of period                                                         0                0                0
                                                                     -------------   -------------  --------------
 End of period                                                        $887,893       $1,805,944       $1,941,551
                                                                     =============   =============  ==============

                                                                       Wanger
                                                                    International    Wanger U.S.
                                                                      Small Cap       Small Cap
                                                                   Sub-Account(3)  Sub-Account(3)
                                                                  ---------------  ---------------  --
From operations
 Net investment loss                                                  $    (30)       $    (65)
 Net realized gain                                                          --              29
 Net unrealized appreciation                                             3,861           9,066
                                                                     -------------   -------------
 Net increase in net assets resulting from operations                    3,831           9,030
                                                                     -------------   -------------
From accumulation unit transactions
 Participant deposits                                                    8,061          11,399
 Participant transfers                                                 284,998         447,242
 Participant withdrawals                                                  (484)           (674)
                                                                     -------------   -------------
 Net increase in net assets resulting from participant
  transactions                                                         292,575         457,967
                                                                     -------------   -------------
 Net increase in net assets                                            296,406         466,997
Net assets
 Beginning of period                                                         0               0
                                                                     -------------   -------------
 End of period                                                        $296,406        $466,997
                                                                     =============   =============
(1) From inception May 1, 1996 to December 31, 1996
(2) From inception September 18, 1996 to December 31, 1996
(3) From inception December 18, 1996 to December 31, 1996

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the year ended December 31, 1995

                                                                                                    Multi-Sector
                                                                    Money Market       Growth       Fixed Income
                                                                     Sub-Account     Sub-Account     Sub-Account
                                                                  ---------------  ---------------  --------------
From operations
 Net investment income                                              $    562,387    $    274,566     $  414,322
 Net realized gain                                                            --      12,518,357          1,800
 Net unrealized appreciation                                                  --       9,293,459        651,393
                                                                     -------------   -------------   ------------
 Net increase in net assets resulting from operations                    562,387      22,086,382      1,067,515
                                                                     -------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                                 23,196,295      34,460,166      1,851,602
 Participant transfers                                               (19,227,932)     15,470,116        884,223
 Participant withdrawals                                              (2,331,740)    (12,409,600)      (772,642)
                                                                     -------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                         1,636,623      37,520,682      1,963,183
                                                                     -------------   -------------   ------------
 Net increase in net assets                                            2,199,010      59,607,064      3,030,698
Net assets
 Beginning of period                                                  11,752,531      58,342,316      3,670,077
                                                                     -------------   -------------   ------------
 End of period                                                      $ 13,951,541    $117,949,380     $6,700,775
                                                                     =============   =============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
From operations
 Net investment income (loss)                                       $   424,519     $   (75,181)   $   306,309
 Net realized gain                                                    1,222,367         363,543        272,699
 Net unrealized appreciation                                            873,761       1,259,164      1,647,649
                                                                     ------------   -------------   ------------
 Net increase in net assets resulting from operations                 2,520,647       1,547,526      2,226,657
                                                                     ------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                                 5,457,071       7,548,871      3,800,064
 Participant transfers                                                2,208,588        (399,608)       581,841
 Participant withdrawals                                             (2,158,665)     (2,474,965)    (1,761,880)
                                                                     ------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                        5,506,994       4,674,298      2,620,025
                                                                     ------------   -------------   ------------
 Net increase in net assets                                           8,027,641       6,221,824      4,846,682
Net assets
 Beginning of period                                                 12,221,638      14,525,349      8,869,793
                                                                     ------------   -------------   ------------
 End of period                                                      $20,249,279     $20,747,173    $13,716,475
                                                                     ============   =============   ============

                      See Notes to Financial Statements

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

Note 1--Organization
  Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix). The Account is offered as Flex Edge and Flex Edge Success for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and currently consists of eleven Sub-Accounts, each of which invest in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisors Trust (the "Funds").

  Each series has distinct investment objectives. The Money Market Series is a short-term investment fund, the Growth Series is a growth common stock fund, the Multi-Sector Fixed Income Series (formerly Bond) is a long-term debt fund, the Total Return Series invests in equity securities and long and short-term debt, the International Series invests primarily in internationally diversified equity securities and the Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities. The Real Estate Series invests in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry, the Strategic Theme Series invests in securities of companies believed to benefit from specific trends, the Aberdeen New Asia Series invests primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan, the Wanger International
Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap Series invests in growth common stock of U.S. Companies with stock market capitalization of less than $1 billion. Policyowners may also direct the allocation of their investments between the account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

A. Valuation of Investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

B. Investment transactions and related income: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

C. Income taxes: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

D. Distributions: Distributions are recorded as investment income on the ex-dividend date.

Note 3--Purchases and Sales of Shares of the Funds
  Purchases and sales of shares of the Funds for the period ended December 31, 1996 aggregated the following:

Sub-Account                          Purchases         Sales
----------------------------------- --------------  --------------
The Phoenix Edge Series Fund:
 Money Market                        $18,557,803     $16,972,533
 Growth                               56,049,073       6,003,452
 Multi-Sector Fixed Income             5,675,187       1,187,536
 Total Return                          7,809,511       1,700,229
 International                        11,522,658       1,606,132
 Balanced                              5,120,212       2,308,604
 Real Estate                           1,376,041         612,846
 Strategic Theme                       1,866,050          68,207
 Aberdeen New Asia                     2,202,975         254,123
Wanger Advisors Trust:
 Wanger International Small Cap          292,575              --
 Wanger U.S. Small Cap                   470,063          12,096

Note 4--Participant Accumulation Unit Transactions (in units)

                                                              Sub-Account
                         --------------------------------------------------------------------------------------
                             Money                     Multi-Sector      Total
                             Market        Growth      Fixed Income     Return     International    Balanced
                          ------------- -------------  ------------- -------------  ---------------------------
Flex Edge and Flex Edge Success:
Units outstanding,
  beginning of period      10,229,951    36,538,624     3,484,452      9,236,346    14,435,212      9,521,556
Participant deposits       17,873,987    13,545,570     1,376,399      2,585,188     5,260,656      2,413,913
Participant transfers     (15,057,257)    3,033,843       898,080        410,847     2,428,536       (483,561)
Participant withdrawals    (2,322,249)   (5,630,014)     (525,893)    (1,239,077)   (2,111,668)    (1,251,126)
                          ------------   ------------  ------------   ------------  ------------   ------------
Units outstanding, end
  of period                10,724,432    47,488,023     5,233,038     10,993,304    20,012,736     10,200,782
                          ============   ============  ============   ============  ============   ============

                                                                        Wanger
                                          Strategic      Aberdeen    International  Wanger U.S.
                          Real Estate       Theme        New Asia      Small Cap     Small Cap
                          ------------- -------------  ------------- ------------- --------------
Units outstanding,
  beginning of period             0               0             0             0             0
Participant deposits         97,107         440,485       132,572         7,185        11,020
Participant transfers       577,902       1,331,993     1,794,742       270,302       422,226
Participant withdrawals     (13,748)       (110,343)      (19,089)         (600)       (1,152)
                          ------------   ------------  ------------   ------------  ------------
Units outstanding, end
  of period                 661,261       1,662,135     1,908,225       276,887       432,094
                          ============   ============  ============   ============  ============

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

                             Money                     Multi-Sector      Total
                             Market        Growth      Fixed Income     Return     International    Balanced
                          ------------- -------------  ------------- -------------  ---------------------------
Joint Edge:
Units outstanding,
  beginning of period         296,269     1,113,293       95,464        194,742       555,114        400,572
Participant deposits        1,669,894       861,329       50,903        130,539       363,107        141,144
Participant transfers      (1,246,393)      303,113       22,644         54,934       131,390         24,694
Participant withdrawals      (194,883)     (389,873)     (23,163)       (64,904)     (158,397)       (70,795)
                          ------------   ------------  ------------   ------------  ------------   ------------
Units outstanding, end
  of period                   524,887     1,887,862      145,848        315,311       891,214        495,615
                          ============   ============  ============   ============  ============   ============

                                                                        Wanger
                                          Strategic      Aberdeen    International  Wanger U.S.
                          Real Estate       Theme        New Asia      Small Cap     Small Cap
                          ------------- -------------  ------------- ------------- --------------
Units outstanding,
  beginning of period             0              0             0             0              0
Participant deposits          3,231         54,473         5,953           842            175
Participant transfers        17,724        103,930        32,722        10,988         17,550
Participant withdrawals      (1,758)       (15,074)       (3,760)         (114)           (57)
                          ------------   ------------  ------------   ------------  ------------
Units outstanding, end
  of period                  19,197        143,329        34,915        11,716         17,668
                          ============   ============  ============   ============  ============

Note 5--Policy Loans
  Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of a policy's cash value with an interest rate set in accordance with the contract due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge success policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions
  Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Sub-Accounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $19,666,478 during the year ended December 31, 1996.

  Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.

  Phoenix Equity Planning Corporation is the principal underwriter and distributor of the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.

  Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

  Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

Note 7--Diversification Requirements
  Under the provisions of Section 817(h) of the Internal Revenue Code (the
Code), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

[Price Waterhouse Logo]

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub-Account, Multi-Sector Fixed Income Sub-Account (formerly the Bond Sub-Account), Total Return Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Aberdeen New Asia Sub-Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1996, the results of each of their operations for the periods then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Hartford, Connecticut
February 12, 1997

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series, Aberdeen New Asia Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT


    Contributions to the Guaranteed Interest Account ("GIA") under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% on Single Life Policies (4% on Single Life Policies in New York), and 6% for Multiple Life Policies. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    Bi-weekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

    IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VPO, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B

       ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES"),
                           AND CASH SURRENDER VALUES.


    The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first ten years is the Surrender Charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a multiple life Policy.


    The Death Benefit, Account Value, and Cash Surrender Value amounts reflect the following current charges:

1.  Issue Charge of $150.


2. Monthly Administrative Charge of $5 per month ($10 per month guaranteed maximum).


3. Premium Tax Charge of 2.25% (will vary from state to state on Multiple Life Policies).

4.  A Federal Tax Charge of 1.5% (for Single Life Policies only).

5. Cost of Insurance Charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

6. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis (or for Single Life Policies, .25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .21%. All other Fund expenses, except capital items such as brokerage commissions, are assumed by the Adviser or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Growth, Multi-Sector, Allocation, Money Market, Balanced, Real Estate, Theme, Asia, International, U.S. Small Cap and International Small Cap Series would have been approximately .72%, .67%, .70%,
 .55%, .68%, 1.43%, 1.28%, 2.87%, 1.04%, 1.21% and 1.79%, respectively, of the average net assets of the Series. (See "Charges and Deductions--Investment Management Charge.")

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.75% and 10.16%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.21% and 10.76% respectively after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 12% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.


                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000
MALE 35 NEVERSMOKE

                     THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1        1,000      1,050          666           0      100,000         512             0      100,000
      2        1,000      2,153        1,550         665      100,000       1,157           271      100,000
      3        1,000      3,310        2,515       1,208      100,000       1,780           473      100,000
      4        1,000      4,526        3,568       2,261      100,000       2,383         1,076      100,000
      5        1,000      5,802        4,715       3,408      100,000       2,962         1,655      100,000

      6        1,000      7,142        5,968       4,806      100,000       3,519         2,356      100,000
      7        1,000      8,549        7,333       6,316      100,000       4,049         3,032      100,000
      8        1,000     10,027        8,824       7,951      100,000       4,555         3,682      100,000
      9        1,000     11,578       10,450      10,015      100,000       5,033         4,598      100,000
     10        1,000     13,207       12,228      12,228      100,000       5,485         5,485      100,000

     11        1,000     14,917       14,176      14,176      100,000       5,906         5,906      100,000
     12        1,000     16,713       16,314      16,314      100,000       6,297         6,297      100,000
     13        1,000     18,599       18,662      18,662      100,000       6,655         6,655      100,000
     14        1,000     20,579       21,242      21,242      100,000       6,980         6,980      100,000
     15        1,000     22,657       24,078      24,078      100,000       7,269         7,269      100,000

     16        1,000     24,840       27,350      27,350      100,000       7,563         7,563      100,000
     17        1,000     27,132       30,972      30,972      100,000       7,814         7,814      100,000
     18        1,000     29,539       34,981      34,981      100,000       8,017         8,017      100,000
     19        1,000     32,066       39,423      39,423      100,000       8,167         8,167      100,000
     20        1,000     34,719       44,346      44,346      100,000       8,256         8,256      100,000

   @ 65       30,000     69,761      135,252     135,252      165,008       4,071         4,071      100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

FEMALE 35 NEVERSMOKE

                      THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1         1,000     1,050          694           0       100,000       534            0      100,000
      2         1,000     2,153        1,610         756       100,000     1,199          345      100,000
      3         1,000     3,310        2,609       1,413       100,000     1,842          647      100,000
      4         1,000     4,526        3,699       2,504       100,000     2,464        1,268      100,000
      5         1,000     5,802        4,889       3,694       100,000     3,062        1,867      100,000

      6         1,000     7,142        6,189       5,125       100,000     3,637        2,573      100,000
      7         1,000     8,549        7,606       6,673       100,000     4,186        3,253      100,000
      8         1,000    10,027        9,154       8,353       100,000     4,709        3,908      100,000
      9         1,000    11,578       10,847      10,447       100,000     5,208        4,808      100,000
     10         1,000    13,207       12,701      12,701       100,000     5,682        5,682      100,000

     11         1,000    14,917       14,738      14,738       100,000     6,131        6,131      100,000
     12         1,000    16,713       16,979      16,979       100,000     6,556        6,556      100,000
     13         1,000    18,599       19,444      19,444       100,000     6,954        6,954      100,000
     14         1,000    20,579       22,158      22,158       100,000     7,324        7,324      100,000
     15         1,000    22,657       25,146      25,146       100,000     7,667        7,667      100,000

     16         1,000    24,840       28,595      28,595       100,000     8,023        8,023      100,000
     17         1,000    27,132       32,417      32,417       100,000     8,349        8,349      100,000
     18         1,000    29,539       36,655      36,655       100,000     8,640        8,640      100,000
     19         1,000    32,066       41,354      41,354       100,000     8,893        8,893      100,000
     20         1,000    34,719       46,567      46,567       100,000     9,105        9,105      100,000

   @ 65        30,000    69,761      142,897     142,897       174,335     8,564        8,564      100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.


                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000
MALE 35 NEVERSMOKE

                      THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1        1,000      1,050          664           0      100,665         511             0      100,511
      2        1,000      2,153        1,546         660      101,546       1,153           268      101,154
      3        1,000      3,310        2,505       1,198      102,506       1,773           466      101,774
      4        1,000      4,526        3,550       2,243      103,550       2,371         1,064      102,371
      5        1,000      5,802        4,686       3,379      104,686       2,944         1,637      102,944

      6        1,000      7,142        5,921       4,759      105,922       3,492         2,330      103,493
      7        1,000      8,549        7,264       6,247      107,264       4,013         2,996      104,013
      8        1,000     10,027        8,724       7,852      108,725       4,507         3,634      104,507
      9        1,000     11,578       10,311       9,875      110,311       4,971         4,535      104,971
     10        1,000     13,207       12,037      12,037      112,037       5,406         5,406      105,407

     11        1,000     14,917       13,920      13,920      113,921       5,809         5,809      105,809
     12        1,000     16,713       15,977      15,977      115,978       6,178         6,178      106,178
     13        1,000     18,599       18,225      18,225      118,225       6,512         6,512      106,512
     14        1,000     20,579       20,681      20,681      120,682       6,809         6,809      106,809
     15        1,000     22,657       23,366      23,366      123,366       7,066         7,066      107,067

     16        1,000     24,840       26,449      26,449      126,450       7,324         7,324      107,325
     17        1,000     27,132       29,839      29,839      129,839       7,535         7,535      107,536
     18        1,000     29,539       33,565      33,565      133,565       7,693         7,693      107,694
     19        1,000     32,066       37,661      37,661      137,661       7,793         7,793      107,793
     20        1,000     34,719       42,163      42,163      142,163       7,825         7,825      107,826

   @ 65       30,000     69,761      120,450     120,450      220,450       2,834         2,834      102,834


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.


                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                        FACE AMUNT: $100,000
                                                                               INITIAL ANNUAL PEMIUM: $1,000

FEMALE 35 NEVERSMOKE

                      THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1       1,000       1,050          693           0      100,694        533            0      100,533
      2       1,000       2,153        1,606         752      101,606      1,195          341      101,196
      3       1,000       3,310        2,600       1,405      102,601      1,836          640      101,836
      4       1,000       4,526        3,683       2,488      103,684      2,453        1,258      102,453
      5       1,000       5,802        4,863       3,668      104,863      3,045        1,850      103,046

      6       1,000       7,142        6,147       5,083      106,148      3,612        2,549      103,613
      7       1,000       8,549        7,544       6,611      107,544      4,152        3,219      104,152
      8       1,000      10,027        9,064       8,263      109,065      4,664        3,863      104,664
      9       1,000      11,578       10,721      10,322      110,722      5,149        4,749      105,150
     10       1,000      13,207       12,529      12,529      112,529      5,608        5,608      105,609

     11       1,000      14,917       14,508      14,508      114,508      6,040        6,040      106,040
     12       1,000      16,713       16,676      16,676      116,677      6,445        6,445      106,445
     13       1,000      18,599       19,053      19,053      119,053      6,820        6,820      106,821
     14       1,000      20,579       21,657      21,657      121,658      7,165        7,165      107,166
     15       1,000      22,657       24,514      24,514      124,514      7,480        7,480      107,480

     16       1,000      24,840       27,799      27,799      127,799      7,804        7,804      107,805
     17       1,000      27,132       31,422      31,422      131,422      8,094        8,094      108,094
     18       1,000      29,539       35,418      35,418      135,419      8,345        8,345      108,346
     19       1,000      32,066       39,825      39,825      139,825      8,553        8,553      108,553
     20       1,000      34,719       44,687      44,687      144,688      8,716        8,716      108,717

   @ 65      30,000      69,761      131,817     131,817      231,817      7,426        7,426      107,427


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.



                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

MALE 35 NEVERSMOKE
FEMALE 35 NEVERSMOKE

                            JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1



                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1       1,000       1,050          597           0      100,000        382            0      100,000
      2       1,000       2,153        1,402         419      100,000        891            0      100,000
      3       1,000       3,310        2,279       1,197      100,000      1,371          289      100,000
      4       1,000       4,526        3,233       2,061      100,000      1,821          649      100,000
      5       1,000       5,802        4,272       3,063      100,000      2,238        1,029      100,000

      6       1,000       7,142        5,403       4,339      100,000      2,620        1,556      100,000
      7       1,000       8,549        6,634       5,715      100,000      2,963        2,044      100,000
      8       1,000      10,027        7,975       7,277      100,000      3,267        2,569      100,000
      9       1,000      11,578        9,439       8,961      100,000      3,530        3,052      100,000
     10       1,000      13,207       11,034      11,034      100,000      3,752        3,752      100,000

     11       1,000      14,917       12,775      12,775      100,000      3,931        3,931      100,000
     12       1,000      16,713       14,667      14,667      100,000      4,063        4,063      100,000
     13       1,000      18,599       16,727      16,727      100,000      4,145        4,145      100,000
     14       1,000      20,579       18,971      18,971      100,000      4,174        4,174      100,000
     15       1,000      22,657       21,418      21,418      100,000      4,146        4,146      100,000

     16       1,000      24,840       24,089      24,089      100,000      4,057        4,057      100,000
     17       1,000      27,132       27,011      27,011      100,000      3,896        3,896      100,000
     18       1,000      29,539       30,211      30,211      100,000      3,656        3,656      100,000
     19       1,000      32,066       33,719      33,719      100,000      3,324        3,324      100,000
     20       1,000      34,719       37,568      37,568      100,000      2,891        2,891      100,000

 @   65      30,000      69,761      106,298     106,298      129,684          0            0            0


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 24.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL
Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.


                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000
MALE 35 NEVERSMOKE
FEMALE 35 NEVERSMOKE

                             JOINT EDGE--A FLEXIBLE PREMIUM JOINT UNIVERSAL LIFE INSURANCE POLICY OPTION 2


                                                                   ASSUMING
                                   -------------------------------------------------------------------------
                                            CURRENT CHARGES                      GUARANTEED CHARGES
                                   ----------------------------------    -----------------------------------
            ASSUMED                              CASH                                   CASH
             ANNUAL     PREMIUM     ACCOUNT    SURRENDER      DEATH      ACCOUNT      SURRENDER     DEATH
            PREMIUM     ACCUM.       VALUE      VALUE        BENEFIT      VALUE         VALUE      BENEFIT
 YEAR       PAYMENTS    @ 5.0%      @ 12.00%    @ 12.00%     @ 12.00%     @ 0.0%        @ 0.0%      @ 0.0%
-------     --------   --------    ---------   ---------     --------    --------     ---------   ----------

      1       1,000       1,050          595           0      100,596        380            0      100,381
      2       1,000       2,153        1,396         413      101,397        885            0      100,886
      3       1,000       3,310        2,266       1,184      102,266      1,360          278      101,360
      4       1,000       4,526        3,209       2,037      103,209      1,802          631      101,803
      5       1,000       5,802        4,232       3,023      104,232      2,210        1,001      102,210

      6       1,000       7,142        5,341       4,277      105,341      2,580        1,516      102,580
      7       1,000       8,549        6,543       5,624      106,544      2,908        1,989      102,908
      8       1,000      10,027        7,845       7,147      107,846      3,195        2,497      103,195
      9       1,000      11,578        9,260       8,782      109,261      3,438        2,960      103,439
     10       1,000      13,207       10,793      10,793      110,793      3,639        3,639      103,639

     11       1,000      14,917       12,454      12,454      112,454      3,792        3,792      103,792
     12       1,000      16,713       14,245      14,245      114,246      3,896        3,896      103,897
     13       1,000      18,599       16,178      16,178      116,178      3,949        3,949      103,949
     14       1,000      20,579       18,262      18,262      118,262      3,946        3,946      103,946
     15       1,000      22,657       20,509      20,509      120,510      3,883        3,883      103,884

     16       1,000      24,840       22,933      22,933      122,934      3,757        3,757      103,758
     17       1,000      27,132       25,552      25,552      125,552      3,560        3,560      103,560
     18       1,000      29,539       28,378      28,378      128,378      3,281        3,281      103,281
     19       1,000      32,066       31,428      31,428      131,428      2,910        2,910      102,910
     20       1,000      34,719       34,716      34,716      134,716      2,439        2,439      102,440

   @ 65      30,000      69,761      129,008     129,008      184,495          0            0            0


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 24.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.76% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.96% applicable to the investment Subaccounts of the VUL
Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                                                       VERSION B
                                                                       ---------


                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, CT                                                         PO Box 8027
                                                           Boston, MA 02266-8027

                         VARIABLE LIFE INSURANCE POLICY


                                  PROSPECTUS

                                  May 1, 1997


    This prospectus describes a Flexible Premium Variable Life Insurance Policy (the "Policy"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"). An applicant chooses the amount of Issue Premium desired and it is then shown in the Policy. Generally, the minimum Issue Premium Phoenix will accept is 1/6 of the Planned Annual Premium. Phoenix may, in some cases, accept less than that amount. The amount and payment frequency of planned premiums are as shown in the Policy. If too much is paid in premium in the early Policy Years, the Policy could become a "modified endowment contract." This would cause loans and other amounts received under the Policy to be subject to tax and/or penalties. Currently, Phoenix notifies a Policyowner when a Policy becomes a modified endowment contract.

    Premium payments are allocated to one or more of the Subaccounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. The VUL Account is divided into Subaccounts, each of which invests in a corresponding series of the Phoenix Edge Series Fund or Wanger Advisors Trust (each the "Fund" or collectively, the "Funds"). For certain Policyowners, the Issue Premium is first allocated to the Money Market Subaccount before being allocated according to the instructions in the application.

    There is no guaranteed minimum Policy Value except for that portion of Policy Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Policy Value not invested in the GIA will vary to reflect the investment experience of the Subaccounts of the VUL Account to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

    The death benefit under the Policy equals the Policy's face amount on the date of the Insured's death or, if greater, the Policy Value on the date of death increased by the applicable percentage set forth in the Policy. Other death benefit options also are available.

    A Policyowner may cancel the Policy within 10 days (or longer in some states), after the Policyowner receives it or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


    It may not be advantageous to purchase a Policy as a replacement for your current life insurance or to supplement an existing life insurance policy.

    This prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This prospectus and the prospectuses for the Funds should be read and retained for future reference.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Heading                                                    Page
---------------------------------------------------------------
VARIABLE LIFE INSURANCE POLICY ..........................     1
TABLE OF CONTENTS .......................................     2
SPECIAL TERMS ...........................................     3
SUMMARY .................................................     3
PERFORMANCE HISTORY......................................     5
PHOENIX AND THE VUL ACCOUNT .............................     6
   Phoenix...............................................     6
   The VUL Account ......................................     7
   The Guaranteed Interest Account ......................     7
THE POLICY ..............................................     7
   Introduction .........................................     7
   Eligible Purchasers ..................................     7
   Premium Payment ......................................     7
   Allocation of Issue Premium ..........................     8
   Right to Cancel Period ...............................     8
   Temporary Insurance Coverage .........................     8
   Transfer of Policy Value .............................     8
   Determination of Subaccount Values ...................     9
   Death Benefit ........................................     9
   Surrenders ...........................................    10
   Policy Loans .........................................    10
   Lapse ................................................    11
   Payment of Premiums During Period of Disability ......    11
   Additional Insurance Options .........................    11
   Additional Rider Benefits ............................    11
INVESTMENTS OF THE VUL ACCOUNT ..........................    12
   Participating Mutual Funds ...........................    12
   Investment Adviser to The Phoenix Edge Series Fund....    13
   Investment Adviser to the Wanger Advisors Trust.......    14
   Reinvestment and Redemption ..........................    14
   Substitution of Investments ..........................    14
CHARGES AND DEDUCTIONS ..................................    14
   Monthly Deduction ....................................    14
   Premium Taxes ........................................    15
   Mortality and Expense Risk Charge ....................    15
   Investment Management Charge .........................    15
   Other Charges ........................................    15
GENERAL PROVISIONS ......................................    16
   Postponement of Payments .............................    16
   Payment by Check .....................................    17
   The Contract .........................................    17
   Suicide ..............................................    17
   Incontestability .....................................    17
   Change of Owner or Beneficiary .......................    17
   Assignment ...........................................    17
   Misstatement of Age or Sex ...........................    17
   Surplus ..............................................    17
PAYMENT OF PROCEEDS .....................................    17
   Surrender and Death Benefit Proceeds .................    17
   Payment Options ......................................    17
FEDERAL TAX CONSIDERATIONS ..............................    18
   Introduction .........................................    18
   Phoenix's Tax Status .................................    18
   Policy Benefits ......................................    18
   Business-Owned Policies...............................    19
   Modified Endowment Contracts .........................    19
   Limitations on Unreasonable Mortality
      and Expense Charges ...............................    20
   Qualified Plans ......................................    20
   Diversification Standards ............................    20
   Change of Ownership or Insured or Assignment .........    20
   Other Taxes ..........................................    20
VOTING RIGHTS ...........................................    20
   The Funds ............................................    20
   Phoenix ..............................................    21
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX..........    21
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS .................    22
SALES OF POLICIES .......................................    22
STATE REGULATION ........................................    22
REPORTS .................................................    23
LEGAL PROCEEDINGS .......................................    23
LEGAL MATTERS ...........................................    23
REGISTRATION STATEMENT ..................................    23
FINANCIAL STATEMENTS ....................................    23
APPENDIX A ..............................................    69
APPENDIX B ..............................................    70


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------

    As used in this Prospectus, the following terms have the indicated meanings:


ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.

FUND(S): The Phoenix Edge Series Fund and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

GUARANTEED INTEREST ACCOUNT (GIA): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with the issue of the Policy.

MATURITY DATE: The latest date that the Policy will terminate.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received at Phoenix, unless it is received after the close of the New York Stock Exchange, in which case it will be the next Valuation Date.

PHOENIX: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum premium required for the face amount of insurance selected and must be no greater than the maximum premium allowed for the face amount selected. POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which Policy Years and Policy Anniversaries are measured.

POLICY MONTH: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

POLICYOWNER (OWNER): The owner of a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy anniversary up to but not including the next Policy Anniversary.

PROPORTIONATE: Amounts allocated to Subaccounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Subaccounts so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: An investment portfolio that is part of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.

UNIT: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Phoenix Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VUL ACCOUNT: Phoenix Home Life Variable Universal Life Account.

VULA: Variable and Universal Life Administration Division of Phoenix.



SUMMARY
--------------------------------------------------------------------------------


1.  WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A
    CONVENTIONAL FIXED BENEFIT LIFE INSURANCE POLICY?

    Like conventional fixed benefit life insurance, so long as the Policy remains In Force, the Policy will provide for: (1) the payment of a death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of cash value; and (3) surrender rights and Policy loan privileges.

    The Policy differs from conventional fixed benefit life insurance by allowing Policyowners to allocate premiums to one or more Subaccounts of the VUL Account or to the GIA. Each Subaccount invests exclusively in a designated portfolio of the Fund. Also, under the Policy, the Policy Value invested in the VUL Account is not guaranteed and may increase or decrease depending upon the investment experience of the Subaccounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

    In addition, unlike conventional fixed benefit life insurance, a Policyowner also has the flexibility to make additional premium payments and to thereby adjust the Policy Value. However, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain In Force. Generally, lapse will occur when the Cash Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."

    If a Whole Life Exchange Option Rider is attached to the Policy, the Policy may be exchanged for a fixed benefit whole life policy. (See "Additional Rider Benefits.")

2.  IS THERE A GUARANTEED ACCOUNT OPTION?
    Yes. A Policyowner may elect to have premium payments allocated to the GIA. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix also may, in its sole discretion, credit excess interest. (See Appendix A.)

3.  WHAT IS THE DEATH BENEFIT UNDER THE POLICY?
    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates an Issue Premium. The Policy indicates the face amount of insurance. The death benefit will equal the face amount on the date of the Insured's death or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. If the enhanced death benefit option is selected, the death benefit will equal the face amount on the date of the Insured's death plus the Policy Value or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Guaranteed death benefit and living benefits riders also are available. See "Death Benefit."

4.  HOW LONG WILL THE POLICY REMAIN IN FORCE?

    The Policy will lapse only when the Cash Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the Policy differs in two important respects from a conventional life insurance Policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any pre-specified amount does not guarantee that the Policy will remain In Force until the Maturity Date. A rider is available to ensure that premium payments will continue during a period of disability.


5.  WHAT CHARGES ARE THERE IN CONNECTION WITH THE POLICY?
    MONTHLY DEDUCTION: A deduction is made each Policy Month from the Policy Value (excluding the value of the loaned portion of the GIA) to pay the cost of insurance provided under the Policy; the cost of any rider benefits provided; any unpaid balance of the $150 Issue Expense Charge; and an administrative charge as shown on the schedule page of the Policy. The administrative charge may vary but in no event will it exceed $10 per month. Currently, the administrative charge is $5 per month. See "Charges and Deductions."

    OTHER CHARGES: A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender. A partial surrender charge equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by applying a formula, also is assessed against the VUL Account Subaccounts or the GIA when a partial surrender is made.

    No charges are currently made from the VUL Account or the GIA for federal or state income taxes. If Phoenix determines that such taxes may be imposed, it may make deductions from the VUL Account to pay these taxes.

    Phoenix charges each Subaccount of the VUL Account the daily equivalent of 0.80% on an annual basis of the current value of the Subaccount's net assets for its assumption of certain mortality and expense risks incurred in connection with the Policy.

    Premium amounts also are reduced by any applicable state premium tax based on the Policyowner's last known address on record with VULA and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    In addition, certain charges are deducted from the assets of the Funds. For investment advisory services, each Series of a Fund pays the adviser a separate monthly fee calculated on the basis of its average daily net assets during the year. See "Charges and Deductions--Other Charges."

    In addition, each Series pays a portion or all of its other operating expenses other than the management fees: the Growth, Multi-Sector, Strategic Allocation, Money Market and Balanced Series will pay up to .15%; the Real Estate, Strategic Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the Wanger U.S. Small Cap Series will pay up to
 .50%; and the Wanger International Small Cap Series will pay up to .60% of its average net assets annually. See "Charges and Deductions."

6.  IS THERE A RIGHT TO CANCEL PERIOD?
    Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it (or longer in some states), or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

7.  HOW ARE PREMIUMS ALLOCATED?
    If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix will allocate the entire Issue Premium less any applicable charges to the Money Market Subaccount of the VUL Account. Phoenix requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the

Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium less any applicable charges allocated according to the instructions in the application on the date it is received without first having the premium placed in the Money Market
Subaccount. The Policy Value may be allocated among the available Subaccounts of the VUL Account, each of which invests in shares of a designated portfolio of the Funds, or to the GIA.

8. AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF POLICY VALUE? Yes. A Policyowner may transfer amounts among the Subaccounts of the VUL
Account or the GIA. Only one transfer per Policy Year is permitted from the unloaned portion of the GIA. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA. Also, Phoenix reserves the right to require that transfers be made by written request. Phoenix further reserves the right to permit transfers of less than $500 only if the entire balance in the Subaccount of the VUL Account or the GIA is transferred. A systematic transfer program also is available. See "Transfer of Policy Value."

9.  MAY THE POLICY BE SURRENDERED?
    Yes. A Policyowner may totally surrender the Policy at any time and receive the Cash Surrender Value. Subject to certain limitations, the Policyowner also may partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix may set a minimum partial surrender amount, not to exceed $500. See "Surrenders--Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." If the Policy is totally or partially surrendered during the first ten Policy Years, a Surrender Charge will apply. See "Surrender Charge." In addition, there may be certain tax consequences as the result of a surrender. For example, a Policy may be a "modified endowment contract" if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 59 1/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."

10. WHAT IS THE POLICY'S LOAN PRIVILEGE?
    A Policyowner may obtain Policy loans in an amount up to 90% of the result of subtracting the remaining surrender charge from the Policy Value. The interest rate on a loan is at an effective annual rate as stated in the Policy, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account to the loaned portion of the GIA and is credited with interest at an effective annual rate as stated in the Policy. Phoenix reserves the right not to allow loans of less than $500 unless the loans are to pay premiums on another policy issued by Phoenix. See "The Policy--Policy Loans."

    The proceeds of Policy loans may be subject to federal income tax under certain circumstances. See "Federal Tax Considerations."

11. HOW ARE INSURANCE BENEFITS PAID?

    Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy.
See "Payment Options."



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time the VUL Account may include the performance history of any or all Subaccounts, in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. These rates of return are not an estimate or guarantee of future performance. They do not illustrate how actual performance will affect the benefits under a policy because they do not reflect cost of insurance, premium tax charges and surrender charges, if applicable. For this information see Appendix B "Illustrations of Death Benefits, Policy Values and Cash Surrender Values." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the recurring charges on the Account level including the monthly administrative charge.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1996.

Example:
Assumptions:

Value of hypothetical pre-existing account with exactly one unit
  at the beginning of the period:.................   1.379843
Value of the same account (excluding capital changes) at the
  end of the seven-day period:....................   1.380945
Calculation:
  Ending account value ...........................   1.380945
   Less beginning account value ..................   1.379843
   Net change in account value ...................   0.001102
Base period return:
  (adjusted change/beginning account value) ......   0.000799
Current yield = return x (365/7) = ...............     4.16%
Effective yield = [(1 + return)365/7] - 1 = ......     4.25%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of an applicable Policy charges except for cost of insurance and surrender charges (which vary by Insured) and premium taxes (which vary by state) at the beginning of the relevant period.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    Below are quotations of average annual total return calculated as described above.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96
                          -----------------------------

                    COMMENCE-                       10     LIFE OF
SUBACCOUNT          MENT DATE  1 YEAR   5 YEARS    YEARS    FUND
----------          ---------  ------   -------    -----    ----
Multi-Sector.....    1/1/83     9.21%    9.09%     8.20%    9.55%
Balanced.........    5/1/92     7.40%      N/A       N/A    8.41%
Strategic Allocation 9/17/84    5.94%    7.55%     9.86%   11.06%
Growth...........    1/1/83     9.37%   12.76%    14.47%   16.91%
International....    5/1/90    15.30%    7.63%       N/A    6.76%
Money Market.....   10/10/82    2.02%    2.45%     4.24%    5.03%
Real Estate......    5/1/95    29.34%      N/A       N/A   27.83%
Theme............    1/29/96      N/A      N/A       N/A    7.29%
Asia.............    9/17/96      N/A      N/A       N/A   (1.76%)
U.S. Small Cap...    5/1/95    42.77%      N/A       N/A   35.01%
Int'l. Small Cap.    5/1/95    28.54%      N/A       N/A   38.25%

                              ANNUAL TOTAL RETURN*
                              --------------------

          MULTI-              ALLO-              INTER-     MONEY
YEAR      SECTOR   BALANCED  CATION    GROWTH   NATIONAL   MARKET
----      ------   --------  ------    ------   --------   ------
1983....    5.06%      N/A      N/A    31.71%       N/A     7.36%
1984....   10.34%      N/A   (1.33%)    9.67%       N/A     9.23%
1985....   19.53%      N/A   26.20%    33.71%       N/A     7.06%
1986....   18.22%      N/A   14.65%    19.39%       N/A     5.56%
1987....    0.18%      N/A   11.55%     5.97%       N/A     5.55%
1988....    9.50%      N/A    1.42%     2.98%       N/A     6.49%
1989....    6.85%      N/A   18.37%    34.43%       N/A     7.93%
1990....    4.43%      N/A    5.05%     3.21%     (8.91%)   7.41%
1991....   18.54%      N/A   28.14%    41.46%     18.67%    5.03%
1992....    9.12%    8.77%    9.68%     9.30%    (13.61%)   2.65%
1993....   14.99%    7.75%   10.12%    18.75%     37.33%    2.06%
1994....   (6.21%)  (3.61%)  (2.19%)    0.66%     (0.73%)   3.01%
1995....   22.56%   22.37%   17.27%    29.85%      8.72%    4.86%
1996....   11.52%    9.68%    8.18%    11.69%     17.71%    4.19%

           REAL                              U.S.       INT'L.
YEAR      ESTATE     THEME      ASIA       SMALL CAP   SMALL CAP
----      ------     -----      ----       ---------   ---------
1995....  17.19%      N/A         N/A        16.01%      33.96%
1996....  32.06%    9.55%      (0.06%)       45.64%      31.15%

       *Sales Charges have not been deducted from the Annual Total Return.

    Advertisements, sales literature and other communications may contain information about any Series' or Advisers' current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performanceincludingbut not limited to the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index, and Solomon Brothers Corporate and Government Bond Indices.

    The VUL Account may from time to time include in advertisements containing total returns, the ranking of those performance figures relative to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barron's, Business Week, Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's, The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P represents about 70-80% of the market value of all issues traded on the New York Stock Exchange.

    The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX

    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851. Its executive office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New

York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has admitted assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the Securities and Exchange Commission.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of Policy Value. If in the future Phoenix determines that marketing needs and investment conditions warrant, Phoenix may establish additional Subaccounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of the Funds allocable to one of the available portfolios, each having the specified investment objective set forth under "Investments of the VUL Account--Participating Mutual Funds."

    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Policy Value allocated to the VUL Account depends on the investment performance of the Funds. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix, but the income, gains, or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains, or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix may conduct. Nevertheless all obligations arising under the Policy are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit cumulative deposits, including transfers, to the unloaned portion of the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be uniform by class. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 6%. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    Bi-weekly, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the GIA at the time that the guarantee period expired. This rate, likewise, will remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the GIA, see
Appendix A.



THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION

    The Policy is a variable life insurance policy. The Policy has a death benefit, Cash Surrender Value, and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies into which of several Subaccounts of the VUL Account or the GIA net premium is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Funds. The Policy Value varies according to the investment performance of the Series to which Policy Value has been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured, and the Insured consents.

PREMIUM PAYMENT

    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the Policy. All premiums are payable in advance to VPMO, except that the Issue Premium may be paid to an authorized agent of Phoenix for forwarding to the Underwriting Department of Phoenix.

    Any premium payments will be reduced by the premium tax charge applicable in the state of the Policyowner's last known address on record with VULA. The
Issue Premium also will be reduced by the Issue Expense Charge of $150 on a pro rata basis in equal monthly installments over a 12-month period. Any unpaid balance of the Issue Expense Charge will be paid to Phoenix upon Policy Lapse or termination.

    Premium payments received during a grace period also will be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or as later changed. The allocation schedule for premium payments may be changed by calling or writing to VPMO. Allocations to the VUL Account Subaccounts or to the GIA must be expressed in terms of whole percentages.

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    A Policyowner may increase or decrease the planned premium amount or payment frequency at any time by written notice to VPMO. Phoenix reserves the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal

$25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.


    A Policyholder also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value will then be adjusted to reflect the refund. The amount to be taken from each Subaccount or the GIA will be allocated in the same manner as provided for monthly deductions unless the Policyowner requests otherwise in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if Phoenix determines that additional premium would be permitted by federal laws or regulations.

    A Policyowner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Subaccount. The amount the Policyowner designates will be automatically invested in the Subaccount of his choice on the date the bank draws on his account.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF ISSUE PREMIUM

    Phoenix will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix temporarily allocates the entire
Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD

    A Policy may be returned by mailing or delivering it to Phoenix within ten days after the Policyowner receives it (or longer in some states); within ten days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix will return the sum of the following as of the date Phoenix receives the returned Policy: (i) the then current Policy Value less any unpaid loans and loan interest; plus (ii) any monthly deductions, partial surrender fees, and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    Phoenix reserves the right to disapprove an application for processing within seven days of receipt at Phoenix of the completed application for insurance, in which event Phoenix will return the premium paid. Even after approval of the application for processing, Phoenix reserves the right to decline issuance of the Policy, in which event Phoenix will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE

    On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE
    SYSTEMATIC TRANSFER PROGRAM

    A Policyowner may elect to automatically transfer funds among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Subaccount that funds will be transferred from and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Subaccount or the GIA, but may be allocated to multiple Subaccounts. Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA, in approximate equal amounts over a minimum 18-month period. All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.


NON-SYSTEMATIC TRANSFERS

    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-892-4885, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time and will be executed on the date the request is received at VPMO, except as noted below. Unless the Policyowner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on behalf of the Policyowner from his or her registered representative. Phoenix and Phoenix Equity Planning Corporation

("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to the Policyowner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases, the Policyowner should submit a Written Request.

    Phoenix reserves the right to permit transfers of less than $500 only if the entire balance in the Subaccount or the GIA is transferred or if the Systematic Transfer Program has been elected.

    Phoenix reserves the right to prohibit a transfer to any Subaccount of the VUL Account where the resultant value of the Policy's share in that Subaccount immediately after the transfer would be less than $500. It further reserves the right to require that the entire balance of a Subaccount or the GIA be transferred if the share of the Policy in the value of that Subaccount would, immediately after the transfer, be less than $500.

    Unless Phoenix agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the unloaned portion of the GIA and the amount that may be transferred cannot exceed the greater of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA at the time of the transfer. Non-systematic transfers from the unloaned portion of the GIA will be effectuated on the date of receipt by VPMO.

    Phoenix reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Policy unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law. As of the date of this Prospectus, this limitation has no effect because fewer Subaccounts are offered.


    For policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until termination of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    The unit value of each Subaccount of the VUL Account was set by Phoenix on the first valuation date of each such Subaccount. The unit value of a Subaccount of the VUL Account on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount of the VUL Account on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to six decimal places. The unit value of each Subaccount of the VUL Account on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount of the VUL Account is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is equal to item (D) below subtracted from the result of dividing the sum of items (A) and (B) by item (C).

    (A) The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

    (B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

    (C) The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.


    (D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

         1. the mortality and expense risk charge; and

         2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT
    GENERAL
    The death benefit (under Option 1) equals the Policy's face amount on the date of the Insured's death or, if greater, the minimum death benefit on the date of death. Under Option 2, the death benefit equals the Policy's face amount on the date of the Insured's death plus the Policy Value. Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by the applicable percentage from the table contained in the Policy, based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.

    GUARANTEED DEATH BENEFIT OPTION
    For Policies with a face amount of at least $50,000, a guaranteed death benefit rider may be purchased. Under this Policy rider, if a Policyowner pays the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by increases or decreases. In order to keep this guaranteed death benefit In Force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

    LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

    PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON
    DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy

Value based on the amount of the decrease or partial surrender. With a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. With a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    REQUESTS FOR DECREASE IN FACE AMOUNT

    A Policyowner may request a decrease in face amount at any time after the first Policy Year. Unless Phoenix agrees otherwise, the decrease must at least equal $10,000 and the face amount remaining after the decrease must at least equal $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date Phoenix approves the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease, upon a decrease in face amount. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (the decrease in face amount divided by the face amount of the Policy before the decrease).


SURRENDERS
    GENERAL

    At any time during the lifetime of the Insured and while the Policy is In Force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to VPMO, along with the Policy if Phoenix so requires. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, Phoenix generally will pay the amount surrendered to the Policyowner within seven days after Phoenix receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


    FULL SURRENDERS

    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to Phoenix. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."


    PARTIAL SURRENDERS

    A Policyowner may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. The Policyowner may do this at any time during the lifetime of the Insured while the Policy is In Force with a Written Request to VPMO. Phoenix reserves the right to require that the Policy be returned before payment is made. A partial surrender will be effective on the date the Written Request is received or, if required, the date the Policy is received. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    Phoenix reserves the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA that would be reduced as a result of a partial surrender would, immediately after the partial surrender, be less than $500, Phoenix reserves the right to require that as part of any partial surrender, the entire remaining balance in that Subaccount or the GIA be surrendered.


    Upon a partial surrender the Policy Value will be reduced by the sum of the following:


    (i) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount will be made in the same manner as that provided for monthly deductions.

    (ii) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

   (iii) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy also will be reduced by the same amount as the Policy Value is reduced as described above.


POLICY LOANS
    While the Policy is In Force, a loan may be obtained against the Policy up to the available loan value. The loan value on any day is 90% of the result of subtracting the then remaining surrender charge from the Policy Value. The available loan value is the loan value on the current day less any outstanding Debt.


    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 6.00%, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is In Force. Any Debt repayment received by Phoenix during a grace period will be reduced to cover any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance, in excess of any outstanding accrued loan interest, will be applied to reduce the loaned portion of the GIA and will be transferred to the unloaned portion of the GIA to the extent that loaned amounts taken from such Account have not previously been repaid. Otherwise, such balance will be transferred among the Subaccounts as the Policyowner requests upon repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    While there is outstanding Debt on the Policy, any payments received by Phoenix for the Policy will be applied directly to reduce the Debt unless specified as a premium payment by the Policyowner. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.


    Failure to repay a policy loan or to pay loan interest will not terminate the Policy except as otherwise provided under the terms of the Policy concerning the grace period and lapse.


    The proceeds of Policy loans may be subject to federal income tax under certain circumstances. See "Federal Tax Considerations."

    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    The Policyowner will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. For the first ten Policy Years or until the Policyowner reaches age 65, whichever occurs first, the rate will be 8.00% and thereafter the rate will be 7.00%. At the end of each Policy Year, any interest due on the Debt will be treated as a loan and will be offset by a transfer from the Policyowner's values to the value of the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than 6.00% per annum, which is the annual interest rate for funds held in the loaned portion of the GIA, Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than 6.00% per annum, Policy
Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.


LAPSE

    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date.

    If on any Monthly Calculation Day during the first two Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which has become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    The Policy will continue In Force during any such grace period although, Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days have elapsed since Phoenix mailed written notice to the Policyowner. If a premium payment for the additional amount is received by Phoenix during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, Phoenix will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY

    A Policyholder also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix's receipt of proof that the insured is totally disabled and that the disability occurred while the rider was In Force. The terms of this rider may vary by state.


ADDITIONAL INSURANCE OPTIONS

    While the Policy is In Force and the Policyowner is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an Issue Expense Charge. Phoenix will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowners may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. (See "Purchase Protection Plan Riders.")

    In addition, once each Policy Year, a Policyowner may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $3 per $1,000 of increase in face amount, up to a maximum of $150, and to Phoenix's receipt of adequate evidence of insurability. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    A Policyowner may purchase additional benefits under a Policy. These benefits are cancellable by the Policyowner at any time. A charge will be deducted monthly from your Policy Value for each additional rider benefit chosen except where noted below. Riders listed below that specify "no charge" are automatically included in your Policy. More details will be included in the form of a Policy rider if any of these benefits is chosen. The following benefits are currently available; however, additional riders may be available as described in the Policy.

    o   DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER
        Phoenix waives the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues), unless premiums have been waived continuously during the entire five years prior to such date in which case the waiver will continue beyond that date. The premium will be waived upon Phoenix's receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms may vary by State.


    o   ACCIDENTAL DEATH BENEFIT RIDER
        An additional death benefit will be paid if the Insured dies from bodily injury that results from an accident if the Insured dies no later than 90 days after injury; and before the Policy Anniversary nearest the Insured's 75th birthday.

    o   DEATH BENEFIT PROTECTION RIDER

        The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that later may be increased or decreased by the Policyholder provided that certain minimum premiums are paid. Unless Phoenix agrees otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured is 20. Three (3) death benefit guarantee periods are available in all states except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:


Level:  Expiry Date of Death Benefit Guaranteed, the later of:

    1 The policy anniversary nearest the Insured's 70th birthday or the 7th Policy Year

    2 The policy anniversary nearest the Insured's 80th birthday or the 10th Policy Year

    3    The policy anniversary nearest the Insured's 95th birthday.

    Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and the Policyowner pays the new Minimum Required Premium.


    For Policies issued in New York, two guarantee periods are available:


    1 The policy anniversary nearest the Insured's 75th birthday or the 10th Policy Year

    2   The policy anniversary nearest the Insured's 95th birthday.

    o   FACE AMOUNT OF INSURANCE INCREASE RIDER

        Under the terms of this rider, any time after the first Policy Anniversary, a Policyholder may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $3 per thousand of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.


    o   WHOLE LIFE EXCHANGE OPTION RIDER

        This rider permits the Policyowner to exchange his Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.


    o   PURCHASE PROTECTION PLAN RIDER

        Under this rider a Policyowner may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.


    o   LIVING BENEFITS RIDER
        Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT
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PARTICIPATING MUTUAL FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund, a Massachusetts business trust. The Fund currently has the following Series available through the Policies:


    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

    STRATEGIC ALLOCATION ("ALLOCATION") SERIES, FORMERLY THE "TOTAL RETURN"
SERIES: The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).


    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.


    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


    STRATEGIC THEME SERIES: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Strategic Theme Series intends to invest primarily in common stocks believed to have substantial potential for capital growth.


    ASIA SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series will invest primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


    WANGER ADVISORS TRUST

    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The available Series and their fundamental objectives are as follows:


    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long- term growth. The U.S. Small Cap will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.


    In addition to being sold to the VUL Account, shares of the Fund also are sold to the Phoenix Home Life Variable Accumulation Account, a separate account utilized by Phoenix to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix. Shares of the Fund also may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Phoenix nor the Fund currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Fund's Trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS TO THE PHOENIX EDGE SERIES FUND

    The Phoenix Edge Series Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors LLC, ("PAIA") (collectively, the "Advisers"), which are located at 56 and 38 Prospect Street and One American Row, respectively, Hartford, Connecticut 06115. PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it also serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc. and Phoenix Multi-Portfolio Fund and as subadviser to American Skandia, Chubb America Fund, Inc., Sun America Series Trust and JNL Series Trust. PIC also serves as subadviser to the Asia Series.

    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it also serves as investment adviser to the Real Estate Portfolio of the Phoenix Multi-Portfolio Fund.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Trust plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the Adviser have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history. Aberdeen Fund Managers also serves as subadviser to the Asia Series.

    Aberdeen Trust was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1995, Aberdeen Trust, and its advisory subsidiaries, had approximately $4 billion in assets under management.

    ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979.

    All of the outstanding stock of PIC is owned by PEPCO, an indirect subsidiary of Phoenix. PEPCO also performs bookkeeping and pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06115 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

INVESTMENT ADVISER TO THE WANGER ADVISORS TRUST

    The investment adviser to the Wanger Advisors Trust is Wanger
Asset Management, L.P. Wanger's principal place of business is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A more detailed discussion of the Advisers and the Investment Advisory Agreements is contained in the accompanying prospectus for the Fund.


REINVESTMENT AND REDEMPTION

    All dividend distributions of the Funds are automatically reinvested in shares of the Funds at their net asset value on the date of distribution; all capital gains distributions of the Funds, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Funds shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS

    Phoenix reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future Phoenix may establish additional Subaccounts within the VUL Account, each of which will invest solely in shares of a designated portfolio of the Funds with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix.

    If shares of any of the portfolios of the Funds should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission, and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    Charges are deducted in connection with the Policy to compensate Phoenix for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy;
(3) premium taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.


    1.  MONTHLY DEDUCTION

    A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") to pay: the cost of insurance provided under the Policy, the cost of any rider benefits provided, any unpaid balance of the issue expense charge, and an administrative charge. This administrative charge is currently set at $5 per month but it is guaranteed not to exceed $10 per month. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Subaccounts of the VUL Account and the unloaned portion of the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. In the event that the Policy's share in the value of the Subaccounts or the unloaned portion of the GIA is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the Policy's share of each of the other Subaccounts and the unloaned portion of the GIA. The number of units deducted will be determined by dividing the portion of the monthly deduction allocated to each Subaccount or to the unloaned portion of the GIA by the unit value on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

    (A) ISSUE EXPENSE CHARGE. A cost-based issue administration charge of $150 is assessed on a pro rata basis in equal monthly installments over a 12-month period to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy. Phoenix may reduce or eliminate the Issue Expense Charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

    (B) COST OF INSURANCE. In order to calculate the cost of insurance charge, Phoenix multiplies the applicable cost of insurance rate by the difference between the death benefit selected (death benefit Option 1 if no selection is made) and the Policy Value. Generally, cost of insurance rates are based on the sex, attained age and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly cost of insurance rates are based on Phoenix's expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. The risk class of an Insured may affect the cost of insurance rate. Phoenix currently places Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insured as determined by medical information that Phoenix requests. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into three categories: smokers and nonsmokers and those who have never smoked. Non-smokers generally will incur a lower cost of insurance than similarly situated Insureds who smoke.


    2. PREMIUM TAXES.

    Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. The assessment made for each premium paid is equal to the tax assessed by the state in which the Policyowner resides according to Phoenix's records at the time of the payment. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed by these states. The premium tax charge represents an amount Phoenix considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof, and Phoenix does not expect to derive a profit from this charge. These taxes are deducted from the Issue Premium, and from each subsequent premium payment.


    3. MORTALITY AND EXPENSE RISK CHARGE

    Phoenix will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. This charge is not deducted from the GIA.

    The mortality risk assumed by Phoenix is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, Phoenix may profit from this charge. Phoenix also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix to incur greater costs than anticipated when designing the Policies. To the extent Phoenix profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


    4. INVESTMENT MANAGEMENT CHARGE
    As compensation for their investment management services to the Fund, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the following tables:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------



                                                     RATE FOR
                    RATE FOR FIRST  RATE FOR NEXT  EXCESS OVER
SERIES               $250,000,000   $250,000,000   $500,000,000
------               ------------   ------------   ------------
Money Market........     .40%           .35%          .30%
Multi-Sector......       .50%           .45%          .40%
Balanced............     .55%           .50%          .45%
Strategic Allocation     .60%           .55%          .50%
Growth..............     .70%           .65%          .60%
International.......     .75%           .70%          .65%
Strategic Theme.....     .75%           .70%          .65%

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series..........    1.00%



                PHOENIX REALTY SECURITIES, INC.
                -------------------------------

                                                      RATE FOR
                    RATE FOR FIRST   RATE FOR NEXT   EXCESS OVER
SERIES              $1,000,000,000  $1,000,000,000  $2,000,000,000
------              --------------  --------------  --------------
Real Estate.........       .75%           .70%          .65%


                 WANGER ASSET MANAGEMENT, L.P.
                                                     RATE FOR
                    RATE FOR FIRST  RATE FOR NEXT  EXCESS OVER
SERIES               $100,000,000   $150,000,000   $250,000,000
------               ------------   ------------   ------------
U.S. Small Cap......     1.00%            .95%         .90%
International
Small Cap...........     1.30%          1.20%         1.10%


    In addition, each series pays a portion or all of its other annual operating expenses other than the management fees; the Growth, Multi-Sector, Strategic Allocation, Money Market and Balanced series will pay up to .15%; the Real Estate, Strategic Theme and Asia Series will pay up to .25%; the International Series will pay up to .40%; the Wanger I.S. Small Cap Series will pay up to
 .50%; and the Wanger International Small Cap Series will pay up to .60% of its average net assets annually.


    5. OTHER CHARGES
    SURRENDER CHARGE

    During the first 10 Policy Years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during the first 10 Policy Years. They are deferred charges because they are not deducted from premiums.


    In Policy Years one through ten the full Surrender Charge as described below will apply if the Policyowner either surrenders the Policy for its Cash Surrender Value or lets the Policy lapse. The applicable Surrender Charge in any Policy Month is the full Surrender Charge minus any surrender charges that have been previously paid. There is no Surrender Charge after the 10th Policy Year. The maximum Surrender Charge that a Policyowner could pay while he or she owns the Policy is equal to either A plus B (as defined below) or the amount shown in the table on Schedule Page 4 of the Policy, whichever is less.

    A (the contingent deferred sales charge) is equal to:

      1) 30% of all premiums paid (up to and including the amount stated on Schedule Page 4 of the Policy, which is calculated according to a formula contained in a Securities and Exchange Commission rule); plus

      2) 10% of all premiums paid in excess of this amount but not greater than twice this amount; plus

      3) 9% of all premiums paid in excess of twice this amount.

    B (the contingent deferred issue charge) is equal to:


    $5 per $1,000 of initial face amount.


    As an example, the following illustrates the maximum Surrender Charge on a $100,000 Policy for a male age 35 who has never smoked who has paid $3,000 in premium payments, and who surrenders the Policy in the 70th Policy Month. Schedule Page 4 of the Policy would show that the maximum Surrender Charge to be paid would be equal to either A plus B (shown below) or the amount shown in the chart in the Policy (also shown below), whichever is less:

    A is equal to:

      1) 30% of all premiums paid, up to $1,058.45 (equals
         $317.54); plus

      2) 10% of all premiums paid in excess of $1,058.45 but not greater than $2,116.90 (equals $105.83); plus

      3) 9% of all premiums paid in excess of $2,116.90 (equals
         $79.48); plus

    B which is equal to $500.

    Therefore A plus B is equal to $1,002.87.

    The chart that would be shown in the Policy is reproduced below:

                        MAXIMUM SURRENDER CHARGE TABLE
                        ------------------------------


POLICY     SURRENDER   POLICY    SURRENDER    POLICY    SURRENDER
 MONTH       CHARGE     MONTH     CHARGE       MONTH     CHARGE
 -----       ------     -----     ------       -----     ------
   1-60     $1029.22     80       $823.38     100        $531.90
     61      1018.93     81        813.09     101         516.26
     62      1008.64     82        802.80     102         500.61
     63       998.35     83        792.50     103         484.97
     64       988.06     84        782.21     104         469.33
     65       977.76     85        766.57     105         453.68
     66       967.47     86        750.92     106         438.04
     67       957.18     87        735.28     107         422.39
     68       946.89     88        719.63     108         406.75
     69       936.59     89        703.99     109         372.85
     70       926.30     90        688.35     110         338.96
     71       916.01     91        672.70     111         305.06
     72       905.72     92        657.06     112         271.17
     73       895.43     93        641.41     113         237.27
     74       885.13     94        625.77     114         203.37
     75       874.84     95        610.12     115         169.48
     76       864.55     96        594.48     116         135.58
     77       854.26     97        578.84     117         101.69
     78       843.96     98        563.19     118          67.79
     79       833.67     99        547.55     119          33.90
                                              120            .00


    If the Surrender occurred in Policy Month 70, the Policyowner would pay the lesser of $1002.87 (as computed above) or $926.30 (amount in table above). This Policyowner would pay a Surrender Charge of $926.30. Phoenix may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.


    PARTIAL SURRENDER FEE

    A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Subaccount or to the GIA will be made in the same manner as provided for the partial surrender amount paid. That is, that the Policy's share in the value of each Subaccount or the GIA will be reduced based on the allocation made at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount and to the GIA will be made in the same manner as provided for monthly deductions.


    PARTIAL SURRENDER CHARGE

    A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccounts or the GIA in the same manner as provided for with respect to the partial surrender amount paid.

    A partial surrender charge also is deducted from Policy Value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in face amount divided by the face amount of the Policy prior to the decrease).


    TAXES

    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. Phoenix may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made. See "Charges and Deductions--Other Charges."



GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    GENERAL

    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (iii) whenever an emergency exists, as determined by the Commission as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

THE CONTRACT

    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE

    If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix will pay only the Policy Value adjusted by the addition of any monthly deductions and other fees and charges made under the Policy and the subtraction of any Debt owed to Phoenix under the Policy.


INCONTESTABILITY

    Phoenix cannot contest this Policy or any attached rider after it has been In Force during the lifetime of the Insured for two years from the Policy Date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.


    As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by Written Request, satisfactory to Phoenix. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix. Phoenix will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT

    The Policy may be assigned. Phoenix will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix assumes no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS

    Policyowners may share in divisible surplus of Phoenix to the extent determined annually by the Phoenix Board of Directors. However, it is not currently anticipated that the Board will authorize these payments since Policyowners will be participating directly in investment results.



PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after Phoenix receives the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump-sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to a maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.


    While the Insured is living, the Policyowner may elect a payment option for payment of the death proceeds to the Beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the Beneficiary.


    A written form satisfactory to Phoenix is required to elect, change, or revoke a payment option.


    The minimum amount of surrender or death proceeds that may be applied under any income option is $1,000.


    If the Policy is assigned as collateral security, Phoenix will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS

    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as Phoenix may choose to make available in the future.


    OPTION 1--LUMP SUM.
    Payment in one lump sum.

    OPTION 2--LEFT TO EARN INTEREST.

    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.


    OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.

    Equal income installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.


    OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.

    Equal installments are paid until the later of: (A) The death of the payee; (B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows:
(A) Ten years; (B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix will deem the longer period certain as having been elected. Any life annuity provided under Option 4 is calculated using an interest rate guaranteed to be no less than 3 3/8% per year, except that any life annuity providing a period certain of 20 years or more is calculated using an interest rate guaranteed to be no less than 3 1/4% per year.


    OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is calculated using an interest rate guaranteed to be no less than 3 1/2% per year.

    OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to be at least equal 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.


    OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD
    CERTAIN.

    The first payment will be on the date of settlement. Equal income installments are paid until the latest of: (A) the end of the 10-year period certain; (B) the death of the Insured; (C) the death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity as may be provided under this option is calculated using an interest rate guaranteed to be no less than 3 3/8% per year.


    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL
Account and on the economic benefit to the Policyowner or Beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix's understanding of federal income tax laws as they are currently interpreted, Phoenix cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service. Phoenix reserves the right to make changes to the Policy in order to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS

    DEATH BENEFIT PROCEEDS. The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts below), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefit Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, in the event that the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

    FULL SURRENDER. Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy which is a "modified endowment contract" may result in the imposition of an additional 10% tax on any income received.

    PARTIAL SURRENDER. If the Policy is a "modified endowment contract," partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the rules affecting "modified endowment contracts."

    LOANS. Phoenix believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. If the Policy is a "modified endowment contract," loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," Phoenix believes that no part of any loan under a Policy will constitute income to the Policyowner.


    The deductibility by the Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. Any Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.


    BUSINESS-OWNED POLICIES
    If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


    MODIFIED ENDOWMENT CONTRACTS

    GENERAL. Pursuant to Code Section 72(e), loans and other amounts received under "modified endowment contracts" will in general be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "7-pay test." This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

    REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS. If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

    DISTRIBUTIONS AFFECTED. If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test" for seven years, distributions and loans will generally not be subject to the modified endowment contract tax rules.

    PENALTY TAX. Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

    MATERIAL CHANGE RULES. Any determination of whether the Policy meets the "7-pay test" will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable "7-pay test" from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


    SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS. All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as life insurance. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from the Policyowner.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.

DIVERSIFICATION STANDARDS

    To comply with the diversification regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Funds' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.


    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT

    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. Phoenix does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------

THE FUNDS

    Phoenix will vote the Funds' shares held by the Subaccounts of the VUL Account at any regular and special meetings of shareholders of the Funds, a Massachusetts business trust. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix determines that it is permitted to vote the Funds' shares at its own discretion, it may elect to do so.

    The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    Each Policyowner will receive proxy materials, reports, and other materials relating to the Funds.


    Phoenix may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Advisers of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies held.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------

    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:


   DIRECTORS                 PRINCIPAL OCCUPATION
  Sal H. Alfiero             Chairman and Chief Executive Officer,
                             Mark IV Industries, Inc.
                             Amherst, New York

  J. Carter Bacot            Chairman and Chief Executive Officer,
                             The Bank of New York
                             New York, New York

  Carol H. Baldi             President, Carol H. Baldi, Inc.
                             New York, New York


  Peter C. Browning          President and Chief Operating
                             Officer, Sunoco Products Company
                             Hartsville, South Carolina; formerly
                             Chairman, President and Chief
                             Executive Officer, Aancor Holland,
                             Inc. and National Gypsum Company

  Arthur P. Byrne            Group Executive, Danaher
                             Corporation
                             West Hartford, Connecticut


  Richard N. Cooper          Chairman, National Intelligence
                             Council, Central Intelligence Agency
                             McLean, Virginia; formerly Professor
                             of International Economics, Harvard
                             University

  Gordon J. Davis, Esq.      Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord Day
                             & Lord, Barret Smith
                             New York, New York

  Robert W. Fiondella        Chairman of the Board, President
                             and Chief Executive Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

  Jerry J. Jasinowski        President, National Association of
                             Manufacturers
                             Washington, D.C.

  John W. Johnstone          Chairman, President and Chief
                             Executive Officer, Olin Corporation
                             Norwalk, Connecticut

  Marilyn E. LaMarche        Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York

  Philip R. McLoughlin       Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut
  Indra K. Nooyi             Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York


  Charles J. Paydos          Executive Vice President, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

  Herbert Roth, Jr.          Former Chairman, LFE Corporation
                             Clinton, Massachusetts

  Robert F. Vizza            President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York


  Robert G. Wilson           Chairman and President, Ziani
                             International Capital, Inc., Miami,
                             Florida, formerly Vice Chairman,
                             Carter Kaplan & Company,
                             Richmond, Virginia and Chairman
                             and Chief Executive Officer, Ecologic
                             Waste Services, Inc., Miami, Florida

   EXECUTIVE OFFICERS        PRINCIPAL OCCUPATION
  Robert W. Fiondella        Chairman of the Board, President
                             and Chief Executive Officer

  Richard H. Booth           Executive Vice President, Strategic
                             Development; formerly President,
                             Traveler's Insurance Company

  Philip R. McLoughlin       Executive Vice President and Chief
                             Investment Officer

  Charles J. Paydos          Executive Vice President

  David W. Searfoss          Executive Vice President and Chief
                             Financial Officer

  Dona D. Young              Executive Vice President, Individual
                             Insurance and General Counsel

  Kelly J. Carlson           Senior Vice President, Career
                             Organization

  Carl T. Chadburn           Senior Vice President

  Robert G. Chipkin          Senior Vice President and Corporate
                             Actuary

  Randall C. Giangiulio      Senior Vice President, Group Sales

  Joan E. Herman             Senior Vice President

  Edward P. Hourihan         Senior Vice President, Information
                             Systems


  Joseph E. Kelleher         Senior Vice President

  Robert G. Lautensack, Jr.  Senior Vice President


  Scott C. Noble             Senior Vice President, Real Estate


  Robert E. Primmer          Senior Vice President, Brokerage and
                             PPGA


  Frederick W. Sawyer, III   Senior Vice President

  Richard C. Shaw            Senior Vice President, International
                             and Corporate Development

  Simon Y. Tan               Senior Vice President, Individual
                             Market Development


 Anthony J. Zeppetella       Senior Vice President



    The above positions reflect the last held position in the organization during the past five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------


    The assets of the VUL Account are held by Phoenix. The assets of the VUL Account are kept physically segregated and held separate and apart from the general account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.



SALES OF POLICIES
--------------------------------------------------------------------------------


    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith") a corporation formed under the laws of the state of New York on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. W. S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Duff & Phelps Corporation. Phoenix owns a majority interest in Phoenix Duff & Phelps Corporation. Policies also may be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell Policies under terms of agreement provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Total sales commission of a maximum of 50% of premiums will be paid by Phoenix to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the shortfall from its general account assets, which will include any profits it may derive under the Policies.

    Phoenix through PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO also may make customary additional charges for their services in effecting purchases, if they notify the Funds of their intention to do so.



STATE REGULATION
--------------------------------------------------------------------------------


    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the VUL Account and the GIA. It does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------

    All Policyowners will be furnished with those reports required by the Investment Company Act of 1940 and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------

    The organization of Phoenix, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Richard J. Wirth, Counsel, Phoenix. Legal matters relating to the federal securities and income tax laws have been passed upon for Phoenix by Jorden Burt Berenson & Johnson LLP.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the VUL Account, Phoenix and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The consolidated financial statements of Phoenix as contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------





Report of Independent Accountants  .........................................26

Consolidated Balance Sheets at December 31, 1996 and 1995 ..................27

Consolidated Statements of Income for the Years Ende8
  December 31, 1996, 1995 and 1994 .........................................28
Consolidated Statements of Equity for the Years Ended
  December 31, 1996, 1995 and 1994 .........................................29

Consolidated Statements of Cash Flows for the Years Ended
 December 31, 1996, 1995 and 1994 ..........................................30

Notes to Consolidated Financial Statements ..............................31-58

                               One Financial Plaza      Telephone 860 240 2000
                               Hartford, CT 06103

[logo]Price Waterhouse LLP                                            [logo]



                                    REPORT OF INDEPENDENT ACCOUNTANTS

February 12, 1997

To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

     THIS NEW YORK STATE INSURANCE DEPARTMENT RECOGNIZES ONLY STATUTORY ACCOUNTING PRACTICES FOR DETERMINING AND REPORTING THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AN INSURANCE COMPANY, FOR DETERMINING ITS SOLVENCY UNDER NEW YORK INSURANCE LAW, AND FOR DETERMINING WHETHER ITS FINANCIAL CONDITION WARRANTS THE PAYMENT OF A DIVIDEND TO ITS POLICYHOLDERS. NO CONSIDERATION IS GIVEN BY THE DEPARTMENT TO FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN MAKING SUCH DETERMINATIONS.

 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                           DECEMBER 31,
                                                     1996                1995
                                                          (IN THOUSANDS)
ASSETS
Investments:
Fixed maturities:
  Held-to-maturity, at amortized cost      $      1,555,685    $      1,334,447
  Available-for-sale, at fair value               4,895,393           4,425,678
Equity securities, at fair value                    235,351             254,278
Mortgage loans                                      947,076             897,192
Real estate                                         410,945             418,328
Policy loans                                      1,667,784           1,617,872
Other invested assets                               182,372             144,778
Short-term investments                              164,967             275,517
                                            ----------------    ----------------
Total investments                                10,059,573           9,368,090

Cash and cash equivalents                           172,895             127,104
Accrued investment income                           135,475             128,139
Deferred policy acquisition costs                   926,274             816,128
Premiums, accounts and notes receivable              79,354              64,880
Reinsurance recoverables                             46,251              48,490
Property and equipment, net                         137,231             134,880
Other assets                                        134,589             130,627
Goodwill and intangibles, net                       313,507             313,069
Separate account assets                           3,447,899           3,306,070
                                            ----------------    ----------------
Total assets                               $     15,453,048    $     14,437,477
                                            ----------------    ----------------

LIABILITIES
Policy liabilities and accruals            $      9,462,039    $      8,974,885
Other liabilities                                   470,595             445,577
Long-term debt                                      490,430             268,337
Current income taxes                                 29,345              42,033
Deferred income taxes                                61,934              34,176
Separate account liabilities                      3,412,152           3,273,056
                                            ----------------    ----------------
Total liabilities                                13,926,495          13,038,064
                                            ================    ================

Contingent liabilities (Note 15)

Minority interest                                   129,084             117,826
                                            ----------------    ----------------

EQUITY
Unrealized investment gains, net                     89,791              75,878
Retained earnings                                 1,307,678           1,205,709
                                            ----------------    ----------------
Total equity                                      1,397,469           1,281,587
                                            ----------------    ----------------

Total liabilities and equity               $     15,453,048    $     14,437,477
                                            ================    ================




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------



                                                                      YEAR ENDED DECEMBER 31,
                                                            1996               1995               1994
                                                                          (IN THOUSANDS)

REVENUES
Premiums                                             $      1,518,822    $     1,456,875   $      1,396,002
Insurance and investment product fees                         421,058            324,459            286,174
Net investment income                                         689,890            662,468            622,717
Net realized investment gains (losses)                         95,265             74,738               (166)
                                                      ----------------   ----------------   ----------------
 Total revenues                                             2,725,035          2,518,540          2,304,727
                                                      ----------------   ----------------   ----------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                        1,529,573          1,471,030          1,412,686
Policyholder dividends                                        311,739            289,469            264,456
Policy acquisition expenses                                   242,363            221,339            237,768
Other operating expenses                                      452,399            419,231            319,090
                                                      ----------------   ----------------   ----------------
  Total benefits, losses and expenses                       2,536,074          2,401,069          2,234,000
                                                      ----------------   ----------------   ----------------

OPERATING INCOME                                              188,961            117,471             70,727

Non-operating income
Gain on merger transactions                                                       40,580
                                                      ----------------   ----------------   ----------------

INCOME BEFORE INCOME TAXES AND MINORITY
  INTEREST                                                    188,961            158,051             70,727

Income taxes                                                   79,331             43,352             40,062
                                                      ----------------   ----------------   ----------------

INCOME BEFORE MINORITY INTEREST                               109,630            114,699             30,665

Minority interest                                             (8,902)              (950)                 13
                                                      ----------------   ----------------   ----------------

NET INCOME                                           $        100,728    $       113,749   $         30,678
                                                      ================    ===============   ================


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

                                                 NET UNREALIZED
                                    RETAINED       INVESTMENT
                                    EARNINGS     GAINS (LOSSES)        TOTAL
                                                 (IN THOUSANDS)


Balance at December 31, 1993     $  1,065,115    $     48,288     $   1,113,403
  Net income                           30,678                            30,678
  Net unrealized loss                                 (75,761)          (75,761)
                                  ------------    -------------    -------------

Balance at December 31, 1994        1,095,793          (27,473)       1,068,320
  Net income                          113,749                           113,749
  Net unrealized gain                                  103,351          103,351
  Minimum pension liability            (3,833)                           (3,833)
                                  ------------    -------------    -------------

Balance at December 31, 1995        1,205,709           75,878        1,281,587
  Net income                          100,728                           100,728
  Net unrealized gain                                   13,913           13,913
  Minimum pension liability             1,241                             1,241
                                  ------------    -------------    -------------

Balance at December 31, 1996     $  1,307,678    $      89,791    $   1,397,469
                                  ============    =============    =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                               1996             1995             1994
                                                                                           (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                           $     100,728     $     113,749     $     30,678



ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                              (95,265)          (74,738)            (166)
  Net gain on merger                                                                           (40,580)
  Amortization and depreciation                                               64,870            58,912           51,894
  Deferred income taxes (benefit)                                             14,774           (16,236)          68,936
  (Increase) decrease in receivables                                        (111,886)          (30,130)           2,830
  Increase in deferred policy acquisition costs                              (61,985)          (26,370)          (2,975)
  Increase in policy liabilities and accruals                                559,724           537,919          446,850
  Increase (decrease) in other assets/other liabilities, net                  39,594            95,880          (51,171)
  Other, net                                                                  11,258             4,203            8,046
                                                                        -------------     -------------      -----------
    Net cash provided by operating activities                                521,812           622,609          554,922


CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from disposals of fixed maturities:
    Available-for-sale                                                     1,348,809         1,145,146          985,858
    Held-to-maturity                                                         118,596           143,773          209,757
  Proceeds from disposals of equity securities                               382,359           329,104          347,884
  Proceeds from mortgage loan maturities or repayments                       151,760           186,172          160,882
  Proceeds from sale of other invested assets                                127,440           148,546          209,316
  Purchase of fixed maturities:
    Available-for-sale                                                    (1,909,086)       (1,614,387)      (1,396,902)
    Held-to-maturity                                                        (385,321)         (247,354)        (383,207)
  Purchase of equity securities                                             (215,104)         (282,488)        (310,751)
  Purchase of mortgage loans                                                (200,683)          (93,097)         (31,214)
  Purchase of other invested assets                                         (157,077)          (73,482)        (173,988)
  Change in short term investments, net                                      110,503          (166,445)         265,328
  Increase in policy loans                                                   (49,912)          (32,387)         (55,143)
  Capital expenditures                                                        (3,543)          (18,449)         (12,663)
  Other investing activities, net                                             (5,898)          (12,704)         (11,392)
                                                                        -------------     -------------      -----------
    Net cash used for investing activities                                  (687,157)         (588,052)        (196,235)



CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit                                       (6,301)         (154,100)        (314,100)
     funds, net of deposits and interest credited
  Proceeds from borrowings                                                   226,082           177,922            3,417
  Repayment of borrowings                                                     (2,400)          (12,726)         (19,742)
  Dividends paid to minority shareholders                                     (6,245)          (31,215)
                                                                        -------------     -------------      -----------
    Net cash provided by (used for) financing activities                     211,136           (20,119)        (330,425)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                     45,791            14,438           28,262

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                 127,104           112,666           84,404
                                                                        -------------     -------------      -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 $     172,895     $     127,104      $   112,666
                                                                        =============     =============      ===========
SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid  (refunded), net                                 $      76,157     $      33,399      $   (32,245)
    Interest paid on debt                                              $      19,214     $       8,100      $     8,191


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company (Phoenix or the Company) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services, insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among seven segments:
     Individual, Group Life and Health, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. See Note 10 for segment information.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Phoenix and all significant subsidiaries (collectively, the Company). Less than majority-owned entities in which the Company has at least a 20% interest or those where the Company has significant influence are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. All significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to the 1995 and 1994 amounts to conform with the 1996 presentation.

     RECENT ACCOUNTING PRONOUNCEMENTS

     As a result of the issuance of the Statement of Financial Accounting Standard (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and Insurance Enterprises for Certain Long-Duration Participating Contracts," and Financial Accounting Standards Board Interpretation (FIN) No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," financial statements of mutual life insurance companies beginning after December 15, 1995, prepared on the basis of statutory accounting are no longer characterized as in conformity with GAAP. The Company applied the pronouncements of the Financial Accounting Standards Board (FASB) to its financial statements in 1995, and, in accordance with SFAS No. 120 and FIN No. 40, all prior periods presented were restated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     VALUATION OF INVESTMENTS

     Investments in fixed maturities include bonds, asset-backed securities including collateralized mortgage obligations (CMOs) and preferred stocks. The Company classifies all its fixed maturities as either held-to-maturity or available-for-sale investments. Fixed maturities held-to-maturity consist of private placement bonds presented at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Fixed maturities available-for-sale are presented at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Fixed maturities are considered impaired when a decline in value is considered to be other than temporary.

     Equity securities are classified as available-for-sale securities. These securities are reported at fair value based principally on their quoted market prices. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that the Company will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

     Real estate held for sale is carried at the lower of cost or current fair value less costs to sell. Foreclosed real estate is carried at appraised value at the time of foreclosure. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: (i) property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; (ii) sales of comparable properties; (iii) geographic location of the property and related market conditions; and (iv) disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets (primarily partnerships) are carried at cost adjusted for the Company's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on fixed maturities and equity securities classified as available-for-sale are included as a separate component of equity, net of deferred income taxes and deferred policy acquisition costs.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and off-balance-sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swaps. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

     For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

     PROPERTY AND EQUIPMENT

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by the Company, are stated at depreciated cost, less a reserve for impairments in value. Real estate occupied by the Company was $97.2 million and $95.0 million, respectively, at December 31, 1996 and 1995. The Company provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $144.1 million and $129.6 million at December 31, 1996 and 1995, respectively.

     OTHER ASSETS

     Other assets consist of prepaid expenses and accounts receivable, principally investment management fees receivable less allowances for estimated uncollectible amounts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     On March 1, 1996, the pooled separate accounts of Phoenix, excluding the real estate separate accounts, were terminated and the assets of these separate accounts were transferred to Phoenix Duff & Phelps' institutional mutual funds.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

     Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds. These funds consist of deposits received from customers and investment earnings on their fund balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

     POLICYHOLDERS' DIVIDENDS

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends to be paid is determined annually by the Company's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. The participating life insurance in force was 80.0% and 80.5% of the face value of total individual life insurance in force at December 31, 1996 and 1995, respectively. The premiums on participating life insurance policies were 84.1%, 84.7% and 84.5% of total individual life insurance premiums in 1996, 1995 and 1994, respectively. Total policyholders' dividends were $312 million, $289 million and $264 million in 1996, 1995 and 1994, respectively.

     INCOME TAXES

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for the tax years ended December 31, 1996, 1995 and 1994. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   SIGNIFICANT TRANSACTIONS

     PHOENIX DUFF & PHELPS CORPORATION

     Effective January 1, 1995, the money management businesses of Phoenix were completely transferred to Phoenix Securities Group, Inc. (Phoenix Securities Group), an indirect wholly-owned subsidiary. Phoenix Securities Group entered into contracts to manage the investments of the general and separate accounts of Phoenix. On November 1, 1995, Phoenix, through its subsidiary, PM Holdings, Inc. (PM Holdings), merged Phoenix Securities Group into Duff & Phelps Corporation (D&P), forming Phoenix Duff & Phelps Corporation (PDP). The transaction was accounted for as a reverse merger with the purchase accounting method applied to D&P's assets and liabilities. The purchase price was $190.7 million and PDP recorded $93.1 million of goodwill, which is being amortized over forty years using the straight-line method. PM Holdings owns approximately 60% of the outstanding PDP common stock. In addition, PM Holdings owns 1.4 million shares (45%) of PDP's series A convertible exchangeable preferred stock. PM Holdings recognized a non-operating, non-cash, tax free gain on this transaction of $36.9 million resulting from the realization of the appreciation of the stock exchanged which is included in the gain on merger transactions in the consolidated statements of income.

     SURPLUS NOTES

     On November 25, 1996, the Company issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as long-term debt in the Consolidated Balance Sheet at December 31, 1996.

     The notes were issued in accordance with Section 1307 of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

     The notes were issued pursuant to Rule 144A under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

     ABERDEEN TRUST PLC

     On March 25, 1996, the Company purchased 12.2 million shares of Aberdeen Trust PLC (Aberdeen), a Scottish asset management firm. As of December 31, 1996, the Company owned 13.1 million shares representing 12.5% of Aberdeen's outstanding common stock. The total cost of these transactions was $26.4 million. The investment is recorded at cost adjusted for the Company's equity in undistributed earnings less dividends received.

     In addition, on April 15, 1996, the Company purchased a 7% convertible subordinated note issued by Aberdeen for $37.5 million. The note, which matures on March 29, 2003, may be converted at a price of $2.15 per share, which would be equivalent to approximately 14% of Aberdeen's outstanding common stock.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In the spring of 1996, the Company and Aberdeen joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with PDP and Aberdeen, will develop and market investment products in the United States and the United Kingdom.

4.   INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

     FIXED MATURITIES AND EQUITY SECURITIES

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1996 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          11,685   $                5  $          (375)   $        11,315
Corporate securities                                  1,525,999               61,692          (13,405)         1,574,286
Mortgage-backed securities                               18,001                1,037              (15)            19,023
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               1,555,685               62,734          (13,795)         1,604,624
                                               -----------------   ------------------  ----------------   ---------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        561,017               13,970           (1,610)           573,377
State and political subdivision bonds                   406,679               13,831           (1,154)           419,356
Foreign government bonds                                174,298               31,441           (1,457)           204,282
Corporate securities                                  1,092,163               70,432           (7,968)         1,154,627
Mortgage-backed securities                            2,509,232               60,321          (25,802)         2,543,751
                                               -----------------   ------------------  ----------------   ---------------

  Total                                               4,743,389              189,995          (37,991)         4,895,393
                                               -----------------   ------------------  ----------------   ---------------

  Total fixed maturities                      $       6,299,074   $          252,729  $       (51,786)   $     6,500,017
                                               =================   ==================  ================   ===============

Equity securities available-for-sale          $         137,907   $          100,258  $        (2,814)   $       235,351
                                               =================   ==================  ================   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in fixed maturities and equity securities as of December 31, 1995 were as follows:

                                                                          GROSS              GROSS
                                                  AMORTIZED            UNREALIZED          UNREALIZED           FAIR
                                                     COST                 GAINS              LOSSES             VALUE
                                                                     (IN THOUSANDS)
FIXED MATURITIES:

HELD-TO-MATURITY:
State and political subdivision bonds         $          20,915   $            779    $         (142)    $      21,552
Corporate securities                                  1,297,049            125,055            (1,114)        1,420,990
Mortgage-backed securities                               16,483              2,057               (37)           18,503
                                               -----------------   ----------------    --------------     -------------

  Total                                               1,334,447            127,891            (1,293)        1,461,045
                                               -----------------   ----------------    --------------     -------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                        572,304             29,684            (1,029)          600,959
State and political subdivision bonds                   314,407             26,072                (1)          340,478
Foreign government bonds                                 59,149              6,436            (1,804)           63,781
Corporate securities                                    987,210             91,741            (3,950)        1,075,001
Mortgage-backed securities                            2,269,618             95,176           (19,335)        2,345,459
                                               -----------------   ----------------    --------------     -------------

  Total                                               4,202,688            249,109           (26,119)        4,425,678
                                               -----------------   ----------------    --------------     -------------

  Total fixed maturities                      $       5,537,135   $        377,000    $      (27,412)    $   5,886,723
                                               =================   ================    ==============     =============

Equity securities available-for-sale          $         197,526   $         62,658    $       (5,906)    $     254,278
                                               =================   ================    ==============     =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of fixed maturities, by contractual maturity, as of December 31, 1996 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                        HELD-TO-MATURITY                  AVAILABLE-FOR-SALE
                                                   AMORTIZED            FAIR           AMORTIZED           FAIR
                                                     COST               VALUE            COST              VALUE
                                                                             (IN THOUSANDS)

Due in one year or less                       $          34,496   $        35,001  $         50,888  $        51,214
Due after one year through five years                   339,989           350,702           360,543          374,212
Due after five years through ten years                  616,197           643,166           712,255          738,950
Due after ten years                                     547,002           556,732         1,110,471        1,187,266
Mortgage-backed securities                               18,001            19,023         2,509,232        2,543,751
                                               -----------------   ---------------  ----------------  ---------------

Total                                         $       1,555,685   $     1,604,624  $      4,743,389  $     4,895,393
                                               =================   ===============  ================  ===============

     Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                     DECEMBER 31,
                                               1996                1995
                                                    (IN THOUSANDS)

MORTGAGE-BACKED SECURITIES

Planned amortization class          $         618,953   $         787,840
Asset-backed                                  490,018             436,734
Mezzanine                                     322,812             365,034
Commercial                                    413,571             230,083
Sequential pay                                552,512             397,950
Pass through                                  105,282              85,017
Other                                          58,604              59,284
                                     -----------------   -----------------

Total mortgage-backed securities    $       2,561,752   $       2,361,942
                                     =================   =================

     Phoenix had 37% and 49% at December 31, 1996 and 1995, respectively, in planned amortization class and mezzanine mortgage-backed securities which have reasonably predictable cash flows and a relatively high degree of prepayment protection. Phoenix has limited exposure in the more volatile residential derivative market such as interest-only, principal-only or inverse float instruments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTGAGE LOANS AND REAL ESTATE

     The Company's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

     The carrying values of mortgage loans and real estate investments, net of applicable reserves, were as follows:

                                                DECEMBER 31,
                                        1996                   1995
                                              (IN THOUSANDS)

     Mortgage loans              $          947,076    $           897,192
     Real estate held for sale              410,945                418,328
                                  ------------------    -------------------

     Total                       $        1,358,021    $         1,315,520
                                  ==================    ===================

     During 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans and purchase money mortgages, which had a fair value of $1.5 million and $35 million, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Mortgage loans and real estate investments are comprised of the following property types and geographic regions:

                                                MORTGAGE LOANS
                                                 DECEMBER 31,
                                        1996                       1995
                                               (IN THOUSANDS)

PROPERTY TYPE:
Office buildings               $               251,526    $             191,672
Retail                                         257,721                  250,172
Apartment buildings                            241,286                  244,589
Industrial buildings                           197,013                  222,120
Other                                           47,928                   54,446
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               260,146    $             233,670
Southeast                                      261,956                  250,019
North central                                  158,902                  171,434
South central                                   57,507                   50,819
West                                           256,963                  257,057
Valuation allowances                           (48,398)                 (65,807)
                                -----------------------    ---------------------
Total                          $               947,076    $             897,192
                                =======================    =====================


                                                  REAL ESTATE
                                                 DECEMBER 31,
                                         1996                     1995
                                                  (IN THOUSANDS)

Property type:
Office buildings               $               246,644    $             267,505
Retail                                         121,813                  127,500
Apartment buildings                             26,286                   36,644
Industrial buildings                            56,134                   61,667
Other                                            7,577                    8,767
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

GEOGRAPHIC REGION:
Northeast                      $               103,761    $             102,249
Southeast                                      110,746                  130,944
North central                                   86,070                   85,470
South central                                   85,532                   91,670
West                                            72,345                   91,750
Valuation allowances                           (47,509)                 (83,755)
                                -----------------------   ----------------------
Total                          $               410,945    $             418,328
                                =======================    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 1996, scheduled mortgage loan maturities were as follows:
     1997 - $176 million; 1998 - $138 million; 1999 - $99 million; 2000 - $106 million; 2001 - $98 million; and $378 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company refinanced $28.9 million and $100.4 million of its mortgage loans during 1996 and 1995, respectively, based on terms which differed from those granted to new borrowers.

     INVESTMENT VALUATION ALLOWANCES

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto were as follows:

                       BALANCE AT                                                       BALANCE AT
                       JANUARY 1,          ADDITIONS            DEDUCTIONS             DECEMBER 31,
                                                    (IN THOUSANDS)
1996
Mortgage loans   $           65,807   $            7,640   $           (25,049)   $            48,398
Real estate                  83,755                2,526               (38,772)                47,509
                  ------------------   ------------------  ---------------------   -------------------
Total            $          149,562   $           10,166   $           (63,821)   $            95,907
                  ==================   ==================  =====================   ===================

1995
Mortgage loans   $          118,970                        $           (53,163)   $            65,807
Real estate                 108,652   $            8,604               (33,501)                83,755
                  ------------------   ------------------  ---------------------   -------------------
Total            $          227,622   $            8,604   $           (86,664)   $           149,562
                  ==================   ==================  =====================   ===================

     NON-INCOME PRODUCING MORTGAGES LOANS AND BONDS

     The net carrying values of non-income producing mortgage loans were $4.5 million and $3.8 million at December 31, 1996 and 1995, respectively. There were no non-income producing bonds at December 31, 1996 and 1995.

     INTEREST RATE SWAPS

     Phoenix enters into interest rate swap agreements, generally having maturities of seven years or less, to hedge certain variable rate investment income streams matched against fixed rate liability streams. The notional amounts of these investments were $60.1 million and $18 million at December 31, 1996 and 1995, respectively. Average received and average paid rates were 8.04% and 5.65% for 1996.

     The Company has also guaranteed an interest rate swap that has the effect of the Company paying a fixed interest rate on a notional amount of $184.7 million of the Company's debt.

     These agreements do not require the exchange of underlying principal amounts, and accordingly the Company's maximum exposure to credit risk is the difference in interest payments exchanged. Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER INVESTED ASSETS

     Other invested assets, consisting primarily of partnership interests and equity in unconsolidated subsidiaries, were as follows:

                                                            DECEMBER 31,
                                                         1996          1995
                                                           (in thousands)

Venture capital equity partnerships            $      66,284   $        50,919
Transportation and equipment leases                   46,950            47,810
Investment in Aberdeen Trust, PLC                     29,980
Investment in Beutel, Goodman & Co. LTD               34,541            39,730
Other                                                  4,617             6,319
                                                -------------   ---------------

Total other invested assets                    $     182,372   $       144,778
                                                =============   ===============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                      1996                1995                1994
                                                     (in thousands)

Fixed maturities               $         469,713   $         437,521   $        395,192
Equity securities                          4,689               1,787              3,312
Mortgage loans                            84,318              92,283            111,122
Policy loans                             117,742             115,055            105,678
Real estate                               21,799              20,910             17,087
Other invested assets                        332                 871              1,212
Short-term investments                    18,688              21,974             11,673
                                -----------------   -----------------   ----------------

Sub-total                                717,281             690,401            645,276
Less investment expenses                  27,391              27,933             22,559
                                -----------------   -----------------   ----------------

Net investment income          $         689,890   $         662,468   $        622,717
                                =================   =================   ================

     Investment income of $.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1996. The Company does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $61.5 million and $76 million at December 31, 1996 and 1995, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.1 million, $6.6 million and $10.1 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $5.2 million, $6.4 million and $11.3 million in 1996, 1995 and 1994, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Unrealized investment gains (losses)
  Fixed maturities                                 $          (70,986)   $          476,352    $          (411,694)
  Equity securities                                            40,803                24,527                  2,706
                                                    ------------------    ------------------    -------------------
                                                              (30,183)              500,879               (408,988)
  Deferred policy acquisition costs                            51,528              (341,836)               292,423
  Deferred income taxes (benefits)                              7,432                55,692                (40,804)
                                                    ------------------    ------------------    -------------------

Net unrealized investment gains (losses)          $            13,913    $          103,351    $           (75,761)
                                                    ------------------    ------------------    -------------------


     Realized investment gains and losses for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Fixed maturities                                   $          (10,476)   $            8,080   $            (20,554)
Equity securities                                               59,794               29,276                 (8,950)
Mortgage loans                                                   2,628                (262)                     485
Real estate                                                     24,711               20,535                  16,063
Other invested assets                                           18,608               17,109                  12,790
                                                   --------------------   ------------------   ---------------------
                                                                95,265               74,738                   (166)

Income taxes (benefits)                                         33,343               26,158                    (58)
                                                   --------------------   ------------------   ---------------------

Net realized investment gains (losses)             $            61,922   $           48,580   $               (108)
                                                   ====================   ==================   =====================

     The proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                           1996                  1995                   1994
                                                                           (IN THOUSANDS)

Proceeds from sales                                 $       1,525,011    $         1,201,700   $           733,800
Gross gains on sales                                $          15,966    $            30,300   $            16,500
Gross losses on sales                               $         (27,905)   $           (19,900)  $           (45,500)

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets were as follows:

                                                   DECEMBER 31,
                                             1996               1995
                                                  (IN THOUSANDS)

Goodwill                              $         231,135   $          211,084
Investment management contracts                  56,700               60,700
Client listings                                  41,410               31,437
Non-compete covenants                             5,000                9,314
Intangible asset related to
  pension plan benefits                          19,835               22,540
Other                                             1,220                4,066
                                       -----------------  -------------------
                                                355,300              339,141

Accumulated amortization                        (41,793)             (26,072)
                                       -----------------  -------------------

Total                                 $         313,507   $          313,069
                                       =================  ===================

     PDP's amounts included above were as follows:

                                                  DECEMBER 31,
                                            1996                 1995
                                                 (IN THOUSANDS)


Goodwill                             $         179,406   $          167,014
Investment management contracts                 56,700               60,700
Non-compete covenants                            5,000                5,000
Other                                            1,220                4,066
                                      -----------------   ------------------
                                               242,326              236,780

Accumulated amortization                       (13,198)              (6,211)
                                      -----------------   ------------------

Total                                $         229,128   $          230,569
                                      =================   ==================

6.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement fixed maturities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     EQUITY SECURITIES

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     MORTGAGE LOANS

     Fair values are calculated as the present value of scheduled payments, with the discount based upon (1) the Treasury rate comparable for the remaining loan duration, plus (2) a spread of between 175 and 450 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

     INVESTMENT CONTRACTS

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

     DEBT

     The carrying value of long-term debt reported on the balance sheet approximates fair value.

     The estimated fair values of the financial instruments as of December 31, were as follows:

                                                        1996                                   1995
                                             CARRYING            FAIR               CARRYING              FAIR
                                               VALUE             VALUE               VALUE               VALUE
                                                                       (IN THOUSANDS)
Financial assets:
Cash and cash                            $       172,895  $         172,895   $           127,104  $         127,104
equivalents
Short-term investments                           164,967            164,967               275,517            275,517
Fixed maturities                               6,451,078          6,500,017             5,760,125          5,886,723
Equity securities                                235,351            235,351               254,278            254,278
Mortgage loans                                   947,076            986,900               897,192            955,800
Policy loans                                   1,667,784          1,645,899             1,617,872          1,658,000
                                          ---------------  -----------------  -------------------- ------------------
Total financial assets                   $     9,639,151  $       9,706,029   $         8,932,088  $       9,157,422
                                          ===============  =================  ==================== ==================

Financial liabilities:
Policy liabilities                       $       875,200  $         875,100   $           955,600  $         955,800
Long-term debt                                   492,020            492,020               268,337            268,337
                                          ---------------  -----------------  -------------------- ------------------
Total financial liabilities              $     1,367,220  $       1,367,120   $         1,223,937  $       1,224,137
                                          ===============  =================  ==================== ==================

7.   DEBT

     Long-term debt was as follows:

                                                    DECEMBER 31,
                                              1996                1995
                                                  (IN THOUSANDS)


Unsecured debt
  Bank borrowings                      $         287,365   $        241,157
  Notes payable                                   25,457             23,995
  Other                                                                  58
                                       ------------------   ----------------
 Total unsecured debt                            312,822            265,210

Surplus notes                                    175,000
Secured debt                                       2,608              3,127
                                       ------------------   ----------------

Total long-term debt                   $         490,430   $        268,337
                                       ==================   ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Company has various lines of credit established with major commercial banks. As of December 31, 1996, the Company had outstanding balances totaling $287.4 million. The total unused credit was $120.9 million. The Company records commitment fees as a component of interest expense. Interest rates range from 5.73% to 8.25% in 1996.

     On November 25, 1996, the Company issued $175 million of surplus notes (See
     Note 3).

     Maturities of long-term debt are as follows: 1997 - $17 million; 1998 - $90 million; 1999 - $7 million; 2000 - $177 million; 2001 - $24 million; 2002 and thereafter - $175 million.

     Interest expense on long-term debt was $18.0 million, $7.7 million and $9.0 million for the years ended December 31, 1996, 1995 and 1994, respectively.

8.   INCOME TAXES

     A summary of income taxes (benefits) in the consolidated statements of income for the year ended December 31, was as follows:

                             1996               1995              1994
                                          (in thousands)


Income taxes
  Current                       59,673             59,590           (28,874)
  Deferred                      19,658            (16,238)           68,936
                       ----------------    ---------------   ---------------

Total                           79,331             43,352            40,062
                       ================    ===============   ===============

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                     1996                       1995                      1994
                                                                     %                          %                           %

Income tax expense at statutory rate          $       66,136        35    $      55,318        35   $      24,754          35
Non-taxable gain on PDP merger                                                  (14,203)       (9)
Dividend received deduction &
  tax-exempt interest                                  (2,107)       (1)           (623)                   (1,177)         (2)
Other, net                                              2,736         1           2,860         1          (4,082)         (5)
                                                --------------  --------   -------------  --------   -------------  ----------
                                                       66,765        35          43,352        27          19,495          28

Differential earnings (equity tax)                     12,566         7                                    20,567          29
                                                --------------  --------   -------------  --------   -------------  ----------

Income taxes                                   $       79,331        42   $      43,352        27   $      40,062          57
                                                ==============  ========   =============  ========   =============  ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                            DECEMBER 31,
                                                     1996               1995
                                                          (IN THOUSANDS)

Deferred policy acquisition costs           $         220,135    $     221,034
Unearned premium/deferred revenue                    (131,513)        (127,699)
Impairment reserves                                   (43,331)         (58,314)
Pension and other postretirement benefits             (58,230)         (51,985)
Investments                                            50,219           50,542
Future policyholder benefits                          (37,904)         (47,800)
Other                                                  15,633          (13,716)
                                             -----------------    --------------
                                                       15,009          (27,938)
Net unrealized investment gains                        48,320           40,888
PDP purchase accounting adjustment                                      23,290
Minimum pension liability                              (1,395)          (2,064)
Foreign tax credit                                     (1,109)          (1,057)
                                             ------------------   --------------

Deferred tax liability, net
  before valuation allowance                           60,825          33,119

Valuation allowance                                     1,109            1,057
                                             ------------------   --------------

Deferred tax liability, net                 $          61,934    $      34,176
                                             ==================   ==============

     It is management's assessment, based on the Company's earnings and projected future taxable income, that it is more likely than not that the deferred tax assets at December 31, 1996 and 1995, with the exception of the foreign tax credit, will be realized.

     Gross deferred income tax assets totaled $274 million and $301 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $336 million and $335 million at December 31, 1996 and 1995, respectively.

     The Internal Revenue Service (IRS) is currently examining the Company's tax returns for 1991-1994. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

     PENSION PLANS

     The Company has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Company also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to Internal Revenue Code Section 401(a)(17). Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the year ended December 31, were as follows:


                                                                 1996             1995                1994
                                                                            (IN THOUSANDS)

     Service cost - benefits earned during the year       $        10,076   $          9,599    $        10,181
     Interest accrued on projected benefit obligation              22,660             19,880             19,181
     Actual return on assets                                      (38,788)           (62,567)           (18,073)
     Net amortization and deferral                                 17,318             45,807               (613)
                                                           ---------------   ----------------    ---------------

     Net periodic pension cost                            $        11,266   $         12,719    $        10,676
                                                           ===============   ================    ===============

     In 1996, the Company offered an early retirement window which granted an additional benefit of five years of age and service. As a result of the early retirement window, the Company recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The funded status of the plan for which assets exceeded accumulated benefit obligations was as follows:

                                                                                  DECEMBER 31,
                                                                         1996                       1995
                                                                                 (IN THOUSANDS)
     Actuarial present value of
       benefit obligations:

     Vested benefit obligation                                  $            213,148   $             171,077
     Non-vested benefit obligation                                            14,828                  16,248
                                                                 --------------------   ---------------------

    Accumulated benefit obligation                              $            227,976   $             187,325
                                                                 ====================   =====================

     Pension liability included in other liabilities:
     Projected benefit obligation                               $            261,886   $             227,585
     Plan assets at fair value                                               292,070                 267,013
                                                                 ====================   =====================

     Plan assets in excess of
        projected benefit obligation                                          30,184                  39,428
     Unrecognized net gain from past experience                              (52,312)                (46,960)
     Unrecognized prior service benefit                                         (240)                   (273)
     Unamortized transition asset                                            (19,745)                (22,214)
                                                                 --------------------   ---------------------

     Net pension liability                                      $            (42,113)  $             (30,019)
                                                                 ====================   =====================

     At December 31, 1996 and 1995, the non-qualified plan was unfunded and had projected benefit obligations of $50.0 million and $43.4 million, respectively. The accumulated benefit obligations as of December 31, 1996 and 1995 related to this plan were $37.4 million and $36.2 million, respectively, and are included in other liabilities.

     The Company recorded, as a reduction of policyholders' equity, an additional minimum pension liability of $2.8 million and $3.8 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. The Company has also recorded an intangible asset of $19.8 million and $22.5 million as of December 31, 1996 and 1995 related to pension plan benefits.

     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 4.5%, for 1996 and 8.0% and 5.0% for 1995. The discount rate assumption for 1996 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0%.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

     The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital funds, and shares of mutual funds.

     The Company also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. The Company contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1996, 1995 and 1994 were $4.2 million, $4.2 million and $4.0 million, respectively.

     OTHER POSTRETIREMENT BENEFIT PLANS

     In addition to the Company's pension plans, the Company currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The plan's funded status reconciled with amounts recognized in the Company's consolidated balance sheet, were as follows:

                                                                    DECEMBER 31,
                                                               1996                1995

                                                                    (IN THOUSANDS)
     Accumulated postretirement
        benefit obligation:
     Retirees                                           $          30,576   $          37,900
     Fully eligible active plan participants                       11,466              10,500
     Other active plan participants                                21,614              24,856
                                                         -----------------   -----------------
                                                                   63,656              73,256
     Unrecognized net gain
        from past experience                                       29,173              14,102
                                                         -----------------   -----------------

     Accrued postretirement benefit liability           $          92,829   $          87,358
                                                         =================   =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                             1996              1995              1994
                                                                          (in thousands)


     Service cost - benefits earned during year        $         2,765   $         3,366   $         2,942
     Interest cost accrued on benefit obligation                 4,547             5,275             5,179
     Net amortization                                           (1,577)             (458)
                                                        ---------------   ---------------   ---------------

     Net periodic postretirement benefit cost          $         5,735   $         8,183   $         8,121
                                                        ===============   ===============   ===============


     In addition to the net periodic postretirement benefit cost, the Company expensed an additional $3.0 million for postretirement benefits related to the early retirement window.

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% at December 31, 1996 and 8.0% at December 31, 1995.

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1995, health care costs were assumed to increase 11% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remained at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $3.9 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

     OTHER POSTEMPLOYMENT BENEFITS

     The Company recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Postemployment benefit expense was $.6 million for 1996, $.5 million for 1995 and $(1.9) million for 1994.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.  SEGMENT INFORMATION

     Phoenix operates principally in seven segments: Individual, Group Life and Health, Life Reinsurance, General Lines
     Brokerage, Securities Management, Real Estate Management and
     Other Operations.
          Other Operations includes unallocated investment income, expenses and realized investment gains related to capital in excess of segment requirements; assets primarily consist of equity securities.

         Summarized below is financial information with respect to the business segments:

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     REVENUES
     Individual                                $          1,796,572  $        1,752,338   $       1,643,074
     Group Life and Health                                  462,551             421,771             409,883
     Life Reinsurance                                       143,314             128,813             102,120
     General Lines Brokerage                                 61,809              40,977              22,382
     Securities Management                                  164,966             112,206             104,429
     Real Estate Management                                  13,550              13,562              12,439
     Other Operations                                        82,273              48,873              10,400
                                               ---------------------  ------------------   -----------------
     Total                                     $          2,725,035  $        2,518,540   $       2,304,727
                                               =====================  ==================   =================

                                                                        DECEMBER 31,
                                                       1996                  1995                1994
                                                                      (IN THOUSANDS)

     OPERATING INCOME
     Individual                                $             65,226  $           45,858   $          23,306
     Group Life and Health                                    9,092              17,422              14,584
     Life Reinsurance                                         7,993              17,391              11,492
     General Lines Brokerage                                 (2,935)             (1,887)               (521)
     Securities Management                                   27,506              23,667              27,285
     Real Estate Management                                  (3,783)               (184)                727
     Other Operations                                        85,862              15,204              (6,146)
                                               ---------------------  ------------------   -----------------
     Total                                     $            188,961  $          117,471   $          70,727
                                               =====================  ==================   =================



                                                      DECEMBER 31,
                                               1996                  1995
                                                     (IN THOUSANDS)
     IDENTIFIABLE ASSETS
     Individual                        $         13,547,132  $       12,104,989
     Group Life and Health                          590,545             542,139
     Life Reinsurance                               294,441             273,036
     General Lines Brokerage                        117,340             115,558
     Securities Management                          294,803             811,438
     Real Estate Management                         319,406             297,166
     Other Operations                               289,381             293,151
                                       ---------------------  ------------------
     Total                             $         15,453,048  $       14,437,477
                                       =====================  ==================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.   LEASES AND RENTALS

      Rental expenses for operating leases, principally with respect to buildings, amounted to $14.8 million, $14.6 million and $13.8 million in 1996, 1995, and 1994, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $41.9 million as of December 31, 1996, payable as follows: 1997 - $15.8 million; 1998 - $11.6 million; 1999 - $7.5 million; 2000 - $4.7 million; 2001 - $1.8 million;
      and $.5 million thereafter.

12.   DIRECT BUSINESS WRITTEN AND REINSURANCE

      As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. The maximum amount of individual life insurance retained by the Company on any one life is $8,000,000 for single life and joint first-to-die policies and $10,000,000 for joint last-to-die policies, with excess amounts ceded to reinsurers. For reinsurance ceded, the Company remains liable in the event that assuming reinsurers are unable to meet the contractual obligations. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.


      Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                             1996                 1995                  1994
                                                                              (IN THOUSANDS)
     Direct premiums                                 $         1,473,869  $         1,455,459  $          1,455,467
     Reinsurance assumed                                         276,630              271,498               205,387
     Reinsurance ceded                                          (231,677)            (270,082)             (264,852)
                                                     --------------------  -------------------  --------------------
     Net premiums                                    $         1,518,822  $         1,456,875  $          1,396,002
                                                     ====================  ===================  ====================

     Direct policy and contract claims incurred      $           575,824  $           605,545  $            610,004
     Reinsurance assumed                                         170,058              256,529               167,276
     Reinsurance ceded                                          (160,646)            (292,357)            ( 217,911)
                                                     --------------------  -------------------  --------------------
     Net policy and contract claims incurred        $            585,236  $           569,717  $            559,369
                                                     ====================  ===================  ====================

     Direct life insurance in force                 $       108,816,856   $       102,606,749  $         95,717,768
     Reinsurance assumed                                     61,109,836            36,724,852            27,428,529
     Reinsurance ceded                                      (51,525,976)          (34,093,090)          (24,372,415)
                                                     --------------------  -------------------  --------------------
     Net insurance in force                         $       118,400,716   $       105,238,511  $         98,773,882
                                                     ====================  ===================  ====================

       Irrevocable letters of credit aggregating $5.2 million at December 31, 1996 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.    DEFERRED POLICY ACQUISITION COSTS

       The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1996                 1995                 1994
                                                                            (IN THOUSANDS)

     Balance at beginning of year                   $          816,128   $        1,128,227   $          832,839
     Acquisition expense deferred                              153,873              143,519              150,326
     Amortized to expense during the year                      (95,255)            (113,788)            (147,361)
     Adjustment to equity during the year                       51,528             (341,830)             292,423
                                                     ------------------   ------------------   ------------------

     Balance at end of year                         $          926,274   $          816,128   $        1,128,227
                                                     ==================   ==================   ==================

14.    MINORITY INTEREST

       The Company's interests in Phoenix Duff and Phelps Corporation and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings is represented by ownership of approximately 60% and 92%, respectively, of the outstanding shares of common stock at December 31, 1996. Earnings and stockholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements along with PDP's preferred stock.

15.    CONTINGENCIES

       FINANCIAL GUARANTEES

       The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. The principal amount of bonds guaranteed by the Company at December 31, 1996 and 1995 was $88.8 million and $87.6 million, respectively. Management believes that any loss contingencies which may arise from the Company's financial guarantees would not have a material adverse effect on the Company's liquidity or financial condition.

       LITIGATION

     In 1996, the Company announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. An after tax provision of $25 million was recorded in 1995. In addition, $7 million after-tax was expensed in 1996. The Company estimates the cost of settlement to be between $35 million and $40 million after tax. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on the Company's financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


       The Company is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial position.

16.    STATUTORY FINANCIAL INFORMATION

       The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from policyholders' equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

       The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                1996                1995              1994
                                                                             (IN THOUSANDS)

     Statutory net income                                $           72,961   $         64,198   $       4,152
     Deferred policy acquisition costs, net                          58,618             29,766           2,965
     Future policy benefits                                         (16,793)           (15,763)         (3,443)
     Pension and postretirement expenses                            (23,275)           (12,691)         (8,350)
     Investment valuation allowances                                 76,631             56,745          60,747
     Interest maintenance reserve                                    (5,158)             5,829         (19,545)
     Deferred income taxes                                          (67,064)           (10,021)        (11,626)
     Other, net                                                       4,808             (4,314)          5,778
                                                          -----------------   ----------------   --------------

     Net income, as reported                             $          100,728   $        113,749   $      30,678
                                                          =================   ================   ==============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The following reconciles the statutory surplus and asset valuation reserve (AVR) of the Company as reported to regulatory authorities to equity as reported in these financial statements:

                                                           DECEMBER 31,
                                                      1996             1995
                                                          (IN THOUSANDS)


     Statutory surplus and AVR                $      1,102,200   $      875,322
     Deferred policy acquisition costs, net            897,096          864,505
     Future policy benefits                           (239,252)        (249,141)
     Pension and postretirement expenses              (152,112)        (133,452)
     Investment valuation allowances                  (139,562)        (171,889)
     Interest maintenance reserve                        6,897           11,872
     Deferred income taxes                              82,069           87,418
     Surplus notes                                    (157,500)
     Other, net                                         (2,367)          (3,048)
                                              -----------------   --------------
     Equity, as reported                      $       1,397,469  $    1,281,587
                                              =================   ==============

PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

FINANCIAL STATEMENTS
DECEMBER 31, 1966

                      STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996

                                                                                                   Multi-Sector
                                                                    Money Market      Growth       Fixed Income
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                                 $15,544,730    $160,303,827    $10,844,154
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market               $15,544,730    $172,867,410    $11,235,197
                                                                     ------------   -------------   ------------
  Total assets                                                        15,544,730     172,867,410     11,235,197
Liabilities
 Accrued expenses to related party                                        10,037         117,203          7,117
                                                                     ------------   -------------   ------------
Net assets                                                           $15,534,693    $172,750,207    $11,228,080
                                                                     ============   =============   ============
Accumulation units outstanding                                        11,249,319      49,375,885      5,378,886
                                                                     ============   =============   ============
Unit value                                                           $  1.380945    $   3.498676    $  2.087436
                                                                     ============   =============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                                 $26,014,458     $29,445,731    $15,234,036
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market               $26,284,915     $34,077,443    $16,229,448
                                                                     ------------   -------------   ------------
  Total assets                                                        26,284,915      34,077,443     16,229,448
Liabilities
 Accrued expenses to related party                                        17,792          22,074         10,955
                                                                     ------------   -------------   ------------
Net assets                                                           $26,267,123     $34,055,369    $16,218,493
                                                                     ============   =============   ============
Accumulation units outstanding                                        11,308,615      20,903,950     10,696,397
                                                                     ============   =============   ============
Unit value                                                           $  2.322753     $  1.629136    $  1.516258
                                                                     ============   =============   ============

                                                                                                     Aberdeen
                                                                    Real Estate   Strategic Theme    New Asia
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Assets
 Investments at cost                                              $      776,588   $   1,798,845    $  1,949,771
                                                                     ============   =============   ============
 Investment in The Phoenix Edge Series Fund, at market                   888,425   $   1,807,108    $  1,942,818
                                                                     ------------   -------------   ------------
  Total assets                                                           888,425       1,807,108       1,942,818
Liabilities
 Accrued expenses to related party                                           532           1,164           1,267
                                                                     ------------   -------------   ------------
Net assets                                                        $      887,893      $1,805,944    $  1,941,551
                                                                     ============   =============   ============
Accumulation units outstanding                                           680,458       1,805,464       1,943,140
                                                                     ============   =============   ============
Unit value                                                        $     1.304846   $    1.000266    $   0.999182
                                                                     ============   =============   ============

                                                                       Wanger
                                                                    International   Wanger U.S.
                                                                      Small Cap      Small Cap
                                                                     Sub-Account    Sub-Account
                                                                  ---------------  --------------
Assets
 Investments at cost                                               $     292,575      $  457,996
                                                                     =============   ============
 Investment in Wanger Advisors Trust, at market                    $     296,436      $  467,062
                                                                     -------------   ------------
  Total assets                                                           296,436         467,062
Liabilities
 Accrued expenses to related party                                            30              65
                                                                     -------------   ------------
Net assets                                                               296,406      $  466,997
                                                                     =============   ============
Accumulation units outstanding                                           288,603         449,762
                                                                     =============   ============
Unit value                                                         $    1.027036      $ 1.038320
                                                                     =============   ============

                      See Notes to Financial Statements

                                              STATEMENT OF OPERATIONS
                                       For the period ended December 31, 1996


                                                                                                  Multi-Sector
                                                                    Money Market      Growth      Fixed Income
                                                                    Sub-Account    Sub-Account    Sub-Account
                                                                  --------------  --------------  --------------
Investment income
  Distributions                                                       $655,710     $ 1,444,275      $661,909
Expenses
 Mortality and expense risk charges                                    107,332       1,163,001        68,413
                                                                     ------------   ------------   ------------
Net investment income                                                  548,378         281,274       593,496
                                                                     ------------   ------------   ------------
Net realized gain (loss) from share transactions                            --           8,095          (969)
Net realized gain distribution from Fund                                    --      11,412,411       327,845
Net unrealized appreciation on investment                                   --       4,791,630        43,393
                                                                     ------------   ------------   ------------
Net gain (loss) on investments                                              --      16,212,136       370,269
                                                                     ------------   ------------   ------------
Net increase in net assets resulting from operations                  $548,378     $16,493,410      $963,765
                                                                     ============   ============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
Investment income
  Distributions                                                      $  510,723     $  464,006      $  413,757
Expenses
 Mortality and expense risk charges                                     186,170        218,684         117,681
                                                                     ------------   -------------   ------------
Net investment income                                                   324,553        245,322         296,076
                                                                     ------------   -------------   ------------
Net realized gain (loss) from share transactions                          4,963           (444)         (2,312)
Net realized gain distribution from Fund                              1,617,750        747,938       1,396,484
Net unrealized appreciation (depreciation) on investment                (91,227)     3,401,467        (304,864)
                                                                     ------------   -------------   ------------
Net gain on investments                                               1,531,486      4,148,961       1,089,308
                                                                     ------------   -------------   ------------
Net increase in net assets resulting from operations                 $1,856,039     $4,394,283      $1,385,384
                                                                     ============   =============   ============

                                                                                                       Aberdeen
                                                                     Real Estate   Strategic Theme     New Asia
                                                                   Sub-Account(1)  Sub-Account(1)   Sub-Account(2)
                                                                  ---------------  ---------------  ---------------
Investment income
  Distributions                                                       $ 10,511         $ 5,636         $10,080
Expenses
 Mortality and expense risk charges                                      2,005           4,726           2,998
                                                                     -------------   -------------  --------------
Net investment income                                                    8,506             910           7,082
                                                                     -------------   -------------  --------------
Net realized gain from share transactions                               13,393           1,002             919
Net realized gain distribution from Fund                                 9,253              --              --
Net unrealized appreciation (depreciation) on investment               111,837           8,263          (6,953)
                                                                     -------------   -------------  --------------
Net gain (loss) on investments                                         134,483           9,265          (6,034)
                                                                     -------------   -------------  --------------
Net increase in net assets resulting from operations                  $142,989         $10,175         $ 1,048
                                                                     =============   =============  ==============

                                                                    Wanger               Wanger
                                                                    International        U.S.
                                                                    Small Cap            Small Cap
                                                                    Sub-Account(3)       Sub-Account(3)
                                                                     -----------------    -----------------
Investment income
  Distributions                                                      $       --           $       --
Expenses
 Mortality and expense risk charges                                          30                   65
                                                                     -----------------    -----------------
Net investment loss                                                         (30)                 (65)
                                                                     -----------------    -----------------
Net realized gain from share transactions                                    --                   29
Net realized gain distribution from Fund                                     --                   --
Net unrealized appreciation on investment                                 3,861                9,066
                                                                     -----------------    -----------------
Net gain on investments                                                   3,861                9,095
                                                                     -----------------    -----------------
Net increase in net assets resulting from operations                     $3,831               $9,030
                                                                     =================    =================
(1) From inception May 1, 1996 to December 31, 1996
(2) From inception September 18, 1996 to December 31, 1996
(3) From inception December 18, 1996 to December 31, 1996



                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996

                                                                                            Multi-Sector
                                                            Money Market       Growth       Fixed Income
                                                             Sub-Account     Sub-Account    Sub-Account
                                                          ---------------  ---------------  --------------
From operations
 Net investment income                                      $    548,378    $    281,274    $   593,496
 Net realized gain (loss)                                             --      11,420,506        326,876
 Net unrealized appreciation                                          --       4,791,630         43,393
                                                             -------------   -------------   ------------
 Net increase in net assets resulting from operations            548,378      16,493,410        963,765
                                                             -------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                         26,004,635      47,202,324      2,811,259
 Participant transfers                                       (21,268,222)     10,438,285      1,823,625
 Participant withdrawals                                      (3,701,639)    (19,333,192)    (1,071,344)
                                                             -------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                 1,034,774      38,307,417      3,563,540
                                                             -------------   -------------   ------------
 Net increase in net assets                                    1,583,152      54,800,827      4,527,305
Net assets
 Beginning of period                                          13,951,541     117,949,380      6,700,775
                                                             -------------   -------------   ------------
 End of period                                              $ 15,534,693    $172,750,207    $11,228,080
                                                             =============   =============   ============

                                                            Total Return   International     Balanced
                                                            Sub-Account     Sub-Account    Sub-Account
                                                          -------------- ---------------   --------------
From operations
 Net investment income                                      $   324,553     $   245,322    $   296,076
 Net realized gain                                            1,622,713         747,494      1,394,172
 Net unrealized appreciation (depreciation)                     (91,227)      3,401,467       (304,864)
                                                             ------------   -------------   ------------
 Net increase in net assets resulting from operations         1,856,039       4,394,283      1,385,384
                                                             ------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                         6,031,095       8,480,853      3,636,746
 Participant transfers                                        1,002,380       3,847,285       (651,439)
 Participant withdrawals                                     (2,871,670)     (3,414,225)    (1,868,673)
                                                             ------------   -------------   ------------
 Net increase in net assets resulting from participant
    transactions                                              4,161,805       8,913,913      1,116,634
                                                             ------------   -------------   ------------
 Net increase in net assets                                   6,017,844      13,308,196      2,502,018
Net assets
 Beginning of period                                         20,249,279      20,747,173     13,716,475
                                                             ------------   -------------   ------------
 End of period                                              $26,267,123     $34,055,369    $16,218,493
                                                             ============   =============   ============

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    For the period ended December 31, 1996
                                 (Continued)

                                                                                                       Aberdeen
                                                                     Real Estate   Strategic Theme     New Asia
                                                                   Sub-Account(1)  Sub-Account(1)   Sub-Account(2)
                                                                  ---------------  ---------------  ---------------
From operations
 Net investment income                                                $  8,506       $      910       $    7,082
 Net realized gain                                                      22,646            1,002              919
 Net unrealized appreciation (depreciation)                            111,837            8,263           (6,953)
                                                                     -------------   -------------  --------------
 Net increase in net assets resulting from operations                  142,989           10,175            1,048
                                                                     -------------   -------------  --------------
From accumulation unit transactions
 Participant deposits                                                  114,179          507,159          137,347
 Participant transfers                                                 648,017        1,412,288        1,825,934
 Participant withdrawals                                               (17,292)        (123,678)         (22,778)
                                                                     -------------   -------------  --------------
 Net increase in net assets resulting from participant
  transactions                                                         744,904        1,795,769        1,940,503
                                                                     -------------   -------------  --------------
 Net increase in net assets                                            887,893        1,805,944        1,941,551
Net assets
 Beginning of period                                                         0                0                0
                                                                     -------------   -------------  --------------
 End of period                                                        $887,893       $1,805,944       $1,941,551
                                                                     =============   =============  ==============

                                                                       Wanger
                                                                    International    Wanger U.S.
                                                                      Small Cap       Small Cap
                                                                   Sub-Account(3)  Sub-Account(3)
                                                                  ---------------  ---------------  --
From operations
 Net investment loss                                                  $    (30)       $    (65)
 Net realized gain                                                          --              29
 Net unrealized appreciation                                             3,861           9,066
                                                                     -------------   -------------
 Net increase in net assets resulting from operations                    3,831           9,030
                                                                     -------------   -------------
From accumulation unit transactions
 Participant deposits                                                    8,061          11,399
 Participant transfers                                                 284,998         447,242
 Participant withdrawals                                                  (484)           (674)
                                                                     -------------   -------------
 Net increase in net assets resulting from participant
  transactions                                                         292,575         457,967
                                                                     -------------   -------------
 Net increase in net assets                                            296,406         466,997
Net assets
 Beginning of period                                                         0               0
                                                                     -------------   -------------
 End of period                                                        $296,406        $466,997
                                                                     =============   =============
(1) From inception May 1, 1996 to December 31, 1996
(2) From inception September 18, 1996 to December 31, 1996
(3) From inception December 18, 1996 to December 31, 1996

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the year ended December 31, 1995

                                                                                                    Multi-Sector
                                                                    Money Market       Growth       Fixed Income
                                                                     Sub-Account     Sub-Account     Sub-Account
                                                                  ---------------  ---------------  --------------
From operations
 Net investment income                                              $    562,387    $    274,566     $  414,322
 Net realized gain                                                            --      12,518,357          1,800
 Net unrealized appreciation                                                  --       9,293,459        651,393
                                                                     -------------   -------------   ------------
 Net increase in net assets resulting from operations                    562,387      22,086,382      1,067,515
                                                                     -------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                                 23,196,295      34,460,166      1,851,602
 Participant transfers                                               (19,227,932)     15,470,116        884,223
 Participant withdrawals                                              (2,331,740)    (12,409,600)      (772,642)
                                                                     -------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                         1,636,623      37,520,682      1,963,183
                                                                     -------------   -------------   ------------
 Net increase in net assets                                            2,199,010      59,607,064      3,030,698
Net assets
 Beginning of period                                                  11,752,531      58,342,316      3,670,077
                                                                     -------------   -------------   ------------
 End of period                                                      $ 13,951,541    $117,949,380     $6,700,775
                                                                     =============   =============   ============

                                                                    Total Return   International     Balanced
                                                                    Sub-Account     Sub-Account    Sub-Account
                                                                  --------------  ---------------  --------------
From operations
 Net investment income (loss)                                       $   424,519     $   (75,181)   $   306,309
 Net realized gain                                                    1,222,367         363,543        272,699
 Net unrealized appreciation                                            873,761       1,259,164      1,647,649
                                                                     ------------   -------------   ------------
 Net increase in net assets resulting from operations                 2,520,647       1,547,526      2,226,657
                                                                     ------------   -------------   ------------
From accumulation unit transactions
 Participant deposits                                                 5,457,071       7,548,871      3,800,064
 Participant transfers                                                2,208,588        (399,608)       581,841
 Participant withdrawals                                             (2,158,665)     (2,474,965)    (1,761,880)
                                                                     ------------   -------------   ------------
 Net increase in net assets resulting from participant
  transactions                                                        5,506,994       4,674,298      2,620,025
                                                                     ------------   -------------   ------------
 Net increase in net assets                                           8,027,641       6,221,824      4,846,682
Net assets
 Beginning of period                                                 12,221,638      14,525,349      8,869,793
                                                                     ------------   -------------   ------------
 End of period                                                      $20,249,279     $20,747,173    $13,716,475
                                                                     ============   =============   ============

                      See Notes to Financial Statements

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

Note 1--Organization
  Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix). The Account is offered as Flex Edge and Flex Edge Success for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and currently consists of eleven Sub-Accounts, each of which invest in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisors Trust (the "Funds").

  Each series has distinct investment objectives. The Money Market Series is a short-term investment fund, the Growth Series is a growth common stock fund, the Multi-Sector Fixed Income Series (formerly Bond) is a long-term debt fund, the Total Return Series invests in equity securities and long and short-term debt, the International Series invests primarily in internationally diversified equity securities and the Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities. The Real Estate Series invests in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry, the Strategic Theme Series invests in securities of companies believed to benefit from specific trends, the Aberdeen New Asia Series invests primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan, the Wanger International
Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap Series invests in growth common stock of U.S. Companies with stock market capitalization of less than $1 billion. Policyowners may also direct the allocation of their investments between the account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

A. Valuation of Investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

B. Investment transactions and related income: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

C. Income taxes: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

D. Distributions: Distributions are recorded as investment income on the ex-dividend date.

Note 3--Purchases and Sales of Shares of the Funds
  Purchases and sales of shares of the Funds for the period ended December 31, 1996 aggregated the following:

Sub-Account                          Purchases         Sales
----------------------------------- --------------  --------------
The Phoenix Edge Series Fund:
 Money Market                        $18,557,803     $16,972,533
 Growth                               56,049,073       6,003,452
 Multi-Sector Fixed Income             5,675,187       1,187,536
 Total Return                          7,809,511       1,700,229
 International                        11,522,658       1,606,132
 Balanced                              5,120,212       2,308,604
 Real Estate                           1,376,041         612,846
 Strategic Theme                       1,866,050          68,207
 Aberdeen New Asia                     2,202,975         254,123
Wanger Advisors Trust:
 Wanger International Small Cap          292,575              --
 Wanger U.S. Small Cap                   470,063          12,096

Note 4--Participant Accumulation Unit Transactions (in units)

                                                              Sub-Account
                         --------------------------------------------------------------------------------------
                             Money                     Multi-Sector      Total
                             Market        Growth      Fixed Income     Return     International    Balanced
                          ------------- -------------  ------------- -------------  ---------------------------
Flex Edge and Flex Edge Success:
Units outstanding,
  beginning of period      10,229,951    36,538,624     3,484,452      9,236,346    14,435,212      9,521,556
Participant deposits       17,873,987    13,545,570     1,376,399      2,585,188     5,260,656      2,413,913
Participant transfers     (15,057,257)    3,033,843       898,080        410,847     2,428,536       (483,561)
Participant withdrawals    (2,322,249)   (5,630,014)     (525,893)    (1,239,077)   (2,111,668)    (1,251,126)
                          ------------   ------------  ------------   ------------  ------------   ------------
Units outstanding, end
  of period                10,724,432    47,488,023     5,233,038     10,993,304    20,012,736     10,200,782
                          ============   ============  ============   ============  ============   ============

                                                                        Wanger
                                          Strategic      Aberdeen    International  Wanger U.S.
                          Real Estate       Theme        New Asia      Small Cap     Small Cap
                          ------------- -------------  ------------- ------------- --------------
Units outstanding,
  beginning of period             0               0             0             0             0
Participant deposits         97,107         440,485       132,572         7,185        11,020
Participant transfers       577,902       1,331,993     1,794,742       270,302       422,226
Participant withdrawals     (13,748)       (110,343)      (19,089)         (600)       (1,152)
                          ------------   ------------  ------------   ------------  ------------
Units outstanding, end
  of period                 661,261       1,662,135     1,908,225       276,887       432,094
                          ============   ============  ============   ============  ============

              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

                             Money                     Multi-Sector      Total
                             Market        Growth      Fixed Income     Return     International    Balanced
                          ------------- -------------  ------------- -------------  ---------------------------
Joint Edge:
Units outstanding,
  beginning of period         296,269     1,113,293       95,464        194,742       555,114        400,572
Participant deposits        1,669,894       861,329       50,903        130,539       363,107        141,144
Participant transfers      (1,246,393)      303,113       22,644         54,934       131,390         24,694
Participant withdrawals      (194,883)     (389,873)     (23,163)       (64,904)     (158,397)       (70,795)
                          ------------   ------------  ------------   ------------  ------------   ------------
Units outstanding, end
  of period                   524,887     1,887,862      145,848        315,311       891,214        495,615
                          ============   ============  ============   ============  ============   ============

                                                                        Wanger
                                          Strategic      Aberdeen    International  Wanger U.S.
                          Real Estate       Theme        New Asia      Small Cap     Small Cap
                          ------------- -------------  ------------- ------------- --------------
Units outstanding,
  beginning of period             0              0             0             0              0
Participant deposits          3,231         54,473         5,953           842            175
Participant transfers        17,724        103,930        32,722        10,988         17,550
Participant withdrawals      (1,758)       (15,074)       (3,760)         (114)           (57)
                          ------------   ------------  ------------   ------------  ------------
Units outstanding, end
  of period                  19,197        143,329        34,915        11,716         17,668
                          ============   ============  ============   ============  ============

Note 5--Policy Loans
  Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of a policy's cash value with an interest rate set in accordance with the contract due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge success policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions
  Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Sub-Accounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $19,666,478 during the year ended December 31, 1996.

  Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.

  Phoenix Equity Planning Corporation is the principal underwriter and distributor of the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.

  Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

  Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

Note 7--Diversification Requirements
  Under the provisions of Section 817(h) of the Internal Revenue Code (the
Code), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

[Price Waterhouse Logo]

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub-Account, Multi-Sector Fixed Income Sub-Account (formerly the Bond Sub-Account), Total Return Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Aberdeen New Asia Sub-Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1996, the results of each of their operations for the periods then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Hartford, Connecticut
February 12, 1997

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series, Aberdeen New Asia Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT


    Contributions to the Guaranteed Interest Account ("GIA") under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 6%. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    Bi-weekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

    IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VARIABLE PRODUCTS OPERATIONS, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B

       ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES"),
                           AND CASH SURRENDER VALUES.


    The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first ten years is the Surrender Charge. Illustrated tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under multiple lives Policies.


    The Death Benefit, Account Value, and Cash Surrender Value amounts reflect the following current charges:

1.  Issue Charge of $150.


2. Monthly Administrative Charge of $5 per month ($10 per month guaranteed maximum).


3.  Premium Tax Charge of 2.25% (will vary from state to state).

4. Cost of Insurance Charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

5. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .21%. All other Fund expenses, except capital items such as brokerage commissions, are assumed by the Adviser or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Growth, Multi-Sector, Allocation, Money Market, Balanced, Real Estate, Theme, Asia, International, U.S. Small Cap and International Small Cap Series would have been approximately .72%, .67%, .70%,
 .55%, .68%, 1.43%, 1.28%, 2.87%, 1.04%, 1.21% and 1.79%, respectively, of the average net assets of the Series. (See "Charges and Deductions--Investment Management Charge.")

Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.75% and 10.16%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 12% rate.


The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

MALE 35 NEVERSMOKE

                             THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                                   ASSUMING
                                 -----------------------------------------------------------------------------
                                             CURRENT CHARGES                       GUARANTEED CHARGES
                                 ---------------------------------------   -----------------------------------
              ASSUMED                              CASH                                  CASH
              ANNUAL      PREMIUM    ACCOUNT     SURRENDER       DEATH      ACCOUNT   SURRENDER      DEATH
             PREMIUM      ACCUM.      VALUE        VALUE        BENEFIT      VALUE      VALUE       BENEFIT
  YEAR       PAYMENTS     @ 5.0%     @ 12.00%     @ 12.00%      @  0.0%     @ 0.0%      @ 0.0%       @ 0.0%
--------     --------    --------    --------    ---------    ----------   -------    ---------   ------------

       1        1,000       1,050         704            0       100,000       527            0        100,000
       2        1,000       2,153       1,632          720       100,000     1,186          274        100,000
       3        1,000       3,310       2,650        1,646       100,000     1,824          821        100,000
       4        1,000       4,526       3,765        2,734       100,000     2,440        1,410        100,000
       5        1,000       5,802       4,986        3,956       100,000     3,034        2,003        100,000

       6        1,000       7,142       6,325        5,418       100,000     3,604        2,697        100,000
       7        1,000       8,549       7,790        7,007       100,000     4,148        3,365        100,000
       8        1,000      10,027       9,394        8,798       100,000     4,667        4,072        100,000
       9        1,000      11,578      11,150       10,743       100,000     5,158        4,751        100,000
      10        1,000      13,207      13,075       13,075       100,000     5,623        5,623        100,000

      11        1,000      14,917      15,186       15,186       100,000     6,057        6,057        100,000
      12        1,000      16,713      17,497       17,497       100,000     6,461        6,461        100,000
      13        1,000      18,599      20,027       20,027       100,000     6,832        6,832        100,000
      14        1,000      20,579      22,800       22,800       100,000     7,169        7,169        100,000
      15        1,000      22,657      25,840       25,840       100,000     7,470        7,470        100,000

      16        1,000      24,840      29,176       29,176       100,000     7,733        7,733        100,000
      17        1,000      27,132      32,839       32,839       100,000     7,952        7,952        100,000
      18        1,000      29,539      36,865       36,865       100,000     8,123        8,123        100,000
      19        1,000      32,066      41,292       41,292       100,000     8,240        8,240        100,000
      20        1,000      34,719      46,164       46,164       100,000     8,295        8,295        100,000

    @ 65       30,000      69,761     132,635      132,635       161,815     3,848        3,848        100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

FEMALE 35 NEVERSMOKE

                             THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1


                                                                   ASSUMING
                                 -----------------------------------------------------------------------------
                                             CURRENT CHARGES                       GUARANTEED CHARGES
                                 ---------------------------------------   -----------------------------------
             ASSUMED                               CASH                                  CASH
              ANNUAL      PREMIUM    ACCOUNT     SURRENDER       DEATH      ACCOUNT   SURRENDER      DEATH
             PREMIUM      ACCUM.      VALUE        VALUE        BENEFIT      VALUE      VALUE       BENEFIT
  YEAR       PAYMENTS     @ 5.0%     @ 12.00%     @ 12.00%      @  0.0%     @ 0.0%      @ 0.0%       @ 0.0%
--------     --------    --------    --------    ---------    ----------   -------    ---------   ------------

        1        1,000      1,050         720            0       100,000       548            0        100,000
        2        1,000      2,153       1,665          784       100,000     1,228          347        100,000
        3        1,000      3,310       2,700        1,743       100,000     1,886          928        100,000
        4        1,000      4,526       3,834        2,876       100,000     2,521        1,564        100,000
        5        1,000      5,802       5,075        4,118       100,000     3,134        2,176        100,000

        6        1,000      7,142       6,436        5,593       100,000     3,722        2,879        100,000
        7        1,000      8,549       7,929        7,201       100,000     4,284        3,557        100,000
        8        1,000     10,027       9,568        9,015       100,000     4,821        4,268        100,000
        9        1,000     11,578      11,370       10,992       100,000     5,333        4,954        100,000
       10        1,000     13,207      13,349       13,349       100,000     5,820        5,820        100,000

       11        1,000     14,917      15,521       15,521       100,000     6,282        6,282        100,000
       12        1,000     16,713      17,904       17,904       100,000     6,719        6,719        100,000
       13        1,000     18,599      20,520       20,520       100,000     7,130        7,130        100,000
       14        1,000     20,579      23,392       23,392       100,000     7,512        7,512        100,000
       15        1,000     22,657      26,549       26,549       100,000     7,867        7,867        100,000

       16        1,000     24,840      30,019       30,019       100,000     8,190        8,190        100,000
       17        1,000     27,132      33,839       33,839       100,000     8,481        8,481        100,000
       18        1,000     29,539      38,047       38,047       100,000     8,737        8,737        100,000
       19        1,000     32,066      42,683       42,683       100,000     8,952        8,952        100,000
       20        1,000     34,719      47,795       47,795       100,000     9,127        9,127        100,000

     @ 65       30,000     69,761     138,465      138,465       168,927     8,211        8,211        100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

MALE 35 NEVERSMOKE


                             THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2


                                                                   ASSUMING
                                 -----------------------------------------------------------------------------
                                             CURRENT CHARGES                       GUARANTEED CHARGES
                                 ---------------------------------------   -----------------------------------
             ASSUMED                               CASH                                  CASH
              ANNUAL      PREMIUM    ACCOUNT     SURRENDER       DEATH      ACCOUNT   SURRENDER      DEATH
             PREMIUM      ACCUM.      VALUE        VALUE        BENEFIT      VALUE      VALUE       BENEFIT
  YEAR       PAYMENTS     @ 5.0%     @ 12.00%     @ 12.00%      @  0.0%     @ 0.0%      @ 0.0%       @ 0.0%
--------     --------    --------    --------    ---------    ----------   -------    ---------   ------------

       1        1,000      1,050          702           0       100,703       526             0    100,526
       2        1,000      2,153        1,628         716       101,629     1,182           270    101,183
       3        1,000      3,310        2,641       1,638       102,641     1,817           813    101,817
       4        1,000      4,526        3,749       2,718       103,749     2,428         1,398    102,429
       5        1,000      5,802        4,960       3,929       104,960     3,015         1,985    103,016

       6        1,000      7,142        6,284       5,377       106,284     3,577         2,670    103,577
       7        1,000      8,549        7,730       6,946       107,730     4,111         3,328    104,111
       8        1,000     10,027        9,307       8,712       109,308     4,617         4,022    104,618
       9        1,000     11,578       11,030      10,622       111,030     5,094         4,687    105,095
      10        1,000     13,207       12,911      12,911       112,912     5,542         5,542    105,543

      11        1,000     14,917       14,967      14,967       114,967     5,957         5,957    105,958
      12        1,000     16,713       17,206      17,206       117,206     6,339         6,339    106,339
      13        1,000     18,599       19,645      19,645       119,646     6,684         6,684    106,685
      14        1,000     20,579       22,304      22,304       122,305     6,993         6,993    106,994
      15        1,000     22,657       25,200      25,200       125,201     7,262         7,262    107,263

      16        1,000     24,840       28,355      28,355       128,356     7,489         7,489    107,490
      17        1,000     27,132       31,794      31,794       131,795     7,669         7,669    107,670
      18        1,000     29,539       35,541      35,541       135,542     7,796         7,796    107,796
      19        1,000     32,066       39,622      39,622       139,623     7,863         7,863    107,864
      20        1,000     34,719       44,064      44,064       144,065     7,864         7,864    107,865

    @ 65       30,000     69,761      116,956     116,956       216,956     2,667         2,667    102,668


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 32.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                     PAGE 1 OF 1
                STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                       FACE AMOUNT: $100,000
                                                                              INITIAL ANNUAL PREMIUM: $1,000

FEMALE 35 NEVERSMOKE

                             THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2


                                                                   ASSUMING
                                 -----------------------------------------------------------------------------
                                             CURRENT CHARGES                       GUARANTEED CHARGES
                                 ---------------------------------------   -----------------------------------
             ASSUMED                               CASH                                  CASH
              ANNUAL      PREMIUM    ACCOUNT     SURRENDER       DEATH      ACCOUNT   SURRENDER      DEATH
             PREMIUM      ACCUM.      VALUE        VALUE        BENEFIT      VALUE      VALUE       BENEFIT
  YEAR       PAYMENTS     @ 5.0%     @ 12.00%     @ 12.00%      @  0.0%     @ 0.0%      @ 0.0%       @ 0.0%
--------     --------    --------    --------    ---------    ----------   -------    ---------   ------------

        1       1,000      1,050          719           0        100,719      547           0       100,548
        2       1,000      2,153        1,662         780        101,662    1,225         343       101,225
        3       1,000      3,310        2,692       1,735        102,693    1,879         922       101,880
        4       1,000      4,526        3,819       2,861        103,819    2,510       1,553       102,511
        5       1,000      5,802        5,051       4,093        105,051    3,116       2,159       103,117

        6       1,000      7,142        6,398       5,555        106,398    3,697       2,854       103,698
        7       1,000      8,549        7,873       7,145        107,873    4,250       3,522       104,250
        8       1,000     10,027        9,488       8,935        109,488    4,775       4,222       104,775
        9       1,000     11,578       11,260      10,881        111,260    5,273       4,894       105,273
       10       1,000     13,207       13,199      13,199        113,200    5,744       5,744       105,745

       11       1,000     14,917       15,322      15,322        115,322    6,189       6,189       106,189
       12       1,000     16,713       17,643      17,643        117,643    6,605       6,605       106,606
       13       1,000     18,599       20,180      20,180        120,180    6,993       6,993       106,993
       14       1,000     20,579       22,954      22,954        122,955    7,350       7,350       107,350
       15       1,000     22,657       25,988      25,988        125,989    7,676       7,676       107,676

       16       1,000     24,840       29,307      29,307        129,307    7,967       7,967       107,968
       17       1,000     27,132       32,941      32,941        132,941    8,223       8,223       108,223
       18       1,000     29,539       36,921      36,921        136,921    8,439       8,439       108,440
       19       1,000     32,066       41,280      41,280        141,281    8,611       8,611       108,612
       20       1,000     34,719       46,056      46,056        146,056    8,739       8,739       108,739

     @ 65      30,000     69,761      126,783     126,783        226,783    7,126       7,126       107,127


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 37.


Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the securities and exchange commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-Laws of Phoenix Home Life provides that:
"To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


    REPRESENTATION PURSUANT TO SECTION 26(E)(2)(4) UNDER THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:


    The facing sheet.

    The cross-reference sheet to Form N-8B-2.


    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Form 2667 and riders thereto (Flex Edge), consisting of 74 pages.

    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Forms V601 and V603 and riders thereto (Joint Edge and Flex Edge
    Success), consisting of 77 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.


    Representations, Description and Undertaking Pursuant to Paragraph
    (b)(13)(iii)(F) of Rule 6e-3(T) under the Investment Company Act of 1940.

    The signature page.

    The Powers of Attorney were filed via Edgar with registrant's Post-Effective Amendment No. 13 on April 26, 1996 and are incorporated herein by reference.

    Written consents of the following persons:

     (a)   Richard J. Wirth*

     (b)   Jorden Burt Berenson & Johnson, LLP*

     (c)   Price Waterhouse LLP*


     (d)   M. Spencer Hamilton, F.S.A.*

    The following exhibits:

    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


    A.   (1)   Resolution of the Board of Directors of Phoenix Mutual
               establishing the VUL Account filed with registrant's Registration
               Statement on July 21, 1988 and is incorporated herein by reference.


         (2)   Not Applicable.

         (3)   Distribution of Policies:


               (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation filed with registrant's Post-Effective Amendment No. 2 on May 1, 1990 and is incorporated herein by reference.

               (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed with registrant's Pre-Effective Amendment No. 1 on October 21, 1988 and is incorporated herein by reference.


               (c)  Not Applicable.

         (4)   Not Applicable.


         (5)   Specimen Policies with optional riders.

               (a) Flex Edge--Flexible Premium Variable Universal Life Insurance Policy Form Number 2667 of Depositor, together with Amendment Permitting Face Amount Increases VR01, Death Benefit Protection Rider VR02, Variable Life Policy Exchange Option Rider VR08, Death Benefit Option - Policy Amendment VR23, Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Death Benefit Options - Policy Amendment VR149, Additional Purchase Option Rider VR150, and Accelerated Living Benefit Rider VR162 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

               (b) Joint Edge--Flexible Premium Joint Variable Universal Life Policy Form Number V601 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Survivor Insurance Purchase Option Rider VR03, Variable Joint Life Policy Exchange Option Rider VR04, Disability Benefit to Age 65 Rider VR05, and Term Insurance Rider VR06 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

               (c) Flex Edge Success--Flexible Premium Variable Universal Life Insurance Policy Form Number V603 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of

                    Specified Annual Premium Amount Rider VR148, Purchase Protector Rider VR150, Living Benefit Rider VR162, Whole Life Exchange Option Rider VR08, Cash Value Accumulation Test Rider VR11 and Death Benefit Protection Rider VR14 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

         (6)   (a)  Charter of Phoenix Home Life filed via Edgar with
                    registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

               (b) By-Laws of Phoenix Home Life filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.


         (7)   Not Applicable.

         (8)   Not Applicable.

         (9)   Not Applicable.


         (10) Forms of Application for each of Flex Edge, Joint Edge and Flex Edge Success filed via Edgar with registrant's Post-Effective Amendment No. 13 on April 26, 1996, are incorporated herein by reference.

         (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies filed via Edgar with registrant's Post-Effective Amendment No. 1 on October 21, 1988 and is incorporated herein by reference.


    2.   See Exhibit 1.A(5).


    3. Opinion of Richard J. Wirth, Esq., Counsel of Depositor, as to the legality of the securities being registered. (See Exhibit 9 below.)

    4.   Opinion of M. Spencer Hamilton, Actuary, as to Illustrations. (See
         Exhibit 10 below.)


    5. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    6.   Not Applicable.

    7.   Consent of Jorden Burt Berenson & Johnson, LLP.*


    8.   Consent of Independent Accounts.*

    9.   Opinion and Consent of Richard J. Wirth.*

    10.  Opinion and Consent of M. Spencer Hamilton, F.S.A.*


--------------

    *Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 29th day of April, 1997.


                               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                               -------------------------------------------------
                                                 (Registrant)



                               By: PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                   ---------------------------------------------
                                                 (Depositor)



                               By:               /s/ Dona D. Young
                                   ---------------------------------------------
                                     *Dona D. Young, Executive Vice President,
                                      Individual Insurance and General Counsel


ATTEST:       /s/ Keith D. Robbins
        ----------------------------------
           Keith D. Robbins, Secretary




    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



               SIGNATURE                     TITLE                                                     DATE
               ---------                     -----                                                     ----

                                             Director                                             April 29, 1997
---------------------------------------
            *Sal H. Alfiero

                                             Director                                             April 29, 1997
---------------------------------------
           *J. Carter Bacot

                                             Director                                             April 29, 1997
---------------------------------------
            *Carol H. Baldi

                                             Director                                             April 29, 1997
---------------------------------------
          *Peter C. Browning

                                             Director                                             April 29, 1997
---------------------------------------
            Arthur P. Byrne

                                             Director                                             April 29, 1997
---------------------------------------
          *Richard N. Cooper

                                             Director                                             April 29, 1997
---------------------------------------
           *Gordon J. Davis

                                             Chairman of the Board, President and Chief           April 29, 1997
---------------------------------------
         *Robert W. Fiondella                Executive Officer (Principal Executive Officer)

                                             Director                                             April 29, 1997
---------------------------------------
         *Jerry J. Jasinowski

                                             Director                                             April 29, 1997
---------------------------------------
         *Marilyn E. LaMarche


                                     S-1(c)


               SIGNATURE                     TITLE                                                     DATE
               ---------                     -----                                                     ----

                                             Director                                             April 29, 1997
---------------------------------------
         *Philip R. McLoughlin

                                             Director                                             April 29, 1997
---------------------------------------
            Indra K. Nooyi

                                             Director                                             April 29, 1997
---------------------------------------
          *Charles J. Paydos

                                             Director                                             April 29, 1997
---------------------------------------
          *Herbert Roth, Jr.

                                             Director                                             April 29, 1997
---------------------------------------
           *Robert F. Vizza

                                             Director                                             April 29, 1997
---------------------------------------
             *Wilson Wilde

                                             Director                                             April 29, 1997
---------------------------------------
           *Robert G. Wilson

                                             Executive Vice President and Chief Financial         April 29, 1997
---------------------------------------
          *David W. Searfoss                 Officer (Principal Accounting and Financial Officer)





By:          /s/ Dona D. Young
     ---------------------------------

* Dona D. Young as Attorney in Fact pursuant to Powers of Attorney, copies of which were filed previously.


                                     S-2(c)